UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4805
Van Kampen Equity Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)                    (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 3/31
Date of reporting period: 9/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Utility Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Utility Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 7/28/93		since 7/28/93		since 08/13/93		since 1/14/09
		w/max		w/max		w/max
		5.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.53%	6.14%	6.13%	6.13%	5.67%	5.67%	8.93%

10-year	3.66	3.05	3.03	3.03	2.88	2.88	—

5-year	5.06	3.83	4.29	4.03	4.28	4.28	—

1-year	–9.33	–14.54	–9.96	–13.39	–9.96	–10.82	—

6-month	17.50	10.76	17.14	13.14	17.07	16.07	17.73

Gross Expense Ratios	1.32%		2.07%		2.07%		1.19%

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged index that reflects the general performance of utility stocks. The Standard & Poor’s 500® Index (S&P 500®) measures the performance the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

The stock market continued to advance following its rebound in early March of this year. Although the economy overall remained weak and unemployment was still rising, certain economic indicators began to stabilize or improve, suggesting that the contraction in growth might be slowing. At the same time, various policy actions including the government’s purchase of distressed assets from banks appeared to be taking hold as credit conditions improved while corporate earnings data proved better than expected. These factors helped boost investor confidence and reduce market volatility, sustaining the market’s strong rally throughout the duration of the reporting period. Concerns about the potential for inflation emerged in the latter months of the period, but the Federal Reserve maintained its accommodative monetary policy and held interest rates steady at a range of 0.00 percent to 0.25 percent.

The performance of the utilities sector lagged that of the broad market, yet gained 16.96 percent for the six-month reporting period, as measured by the S&P Utilities Index (the “Index”). Within the Index, the top-performing industries on an absolute basis were independent power producers and energy traders (up 103.8 percent), gas utilities (up 29.9 percent) and electric utilities (up 14.0 percent).

Performance Analysis

All share classes of Van Kampen Utility Fund outperformed the S&P 500® Utilities Index (the “Index”) and underperformed the S&P 500® Index for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

				S&P 500® Utilities
Class A	Class B	Class C	Class I	Index	S&P 500® Index

17.50%	17.14%	17.07%	17.73%	16.96%	34.02%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

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The Fund’s outperformance of the Index for the period was attributable primarily to positions in the diversified telecommunications, gas utilities, and electric utilities segments.

•	The Fund held an overweight in diversified telecommunications in that this segment is not represented in the Index. This out-of-Index position was beneficial as the segment performed well during the period.

•	An overweight to gas utilities, the second-best performing segment of the Index, was additive to returns.

•	An underweight in electric utilities enhanced returns because, while the sector had a positive return for the period, it underperformed the Index. Favorable security selection in electric utilities also benefited performance.

•	Conversely, the Fund’s allocation to wireless telecommunications names, which are not included in the Index, hindered relative results.

As of the end of the reporting period, the Fund’s largest overweights relative to the Index were diversified telecommunications, gas utilities, and independent power producers and energy traders. The largest underweights were in electric utilities, multi-utilities and water utilities.

Market Outlook

Our team, the Quantitative and Structured Solutions Team, will continue to manage the Fund using a process that blends fundamental research and systematic portfolio construction.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Exelon Corp.	9.4%
Duke Energy Corp.	5.8
Public Service Enterprise Group, Inc.	4.9
American Electric Power Co., Inc.	4.7
Southern Co.	4.7
Consolidated Edison, Inc.	4.7
Edison International, Inc.	4.6
FPL Group, Inc.	4.1
PG&E Corp.	3.9
Constellation Energy Group, Inc.	3.7

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Electric Utilities	43.9%
Multi-Utilities	29.6
Gas Utilities	11.1
Independent Power Producers & Energy Traders	7.9
Integrated Telecommunication Services	5.3
Wireless Telecommunication Services	1.2
Alternative Carriers	0.6
Water Utilities	0.2

Total Long-Term Investments	99.8
Total Repurchase Agreements	0.3

Total Investments	100.1
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,175.02	$8.45
Hypothetical	1,000.00	1,017.30	7.84
(5% annual return before expenses)

Class B
Actual	1,000.00	1,171.39	12.52
Hypothetical	1,000.00	1,013.54	11.61
(5% annual return before expenses)

Class C
Actual	1,000.00	1,170.70	12.52
Hypothetical	1,000.00	1,013.54	11.61
(5% annual return before expenses)

Class I
Actual	1,000.00	1,177.27	7.37
Hypothetical	1,000.00	1,018.30	6.83
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55%, 2.30%, 2.30% and 1.35% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the

8

capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services

9

to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 97.1%
Alternative Carriers 0.6%
Colt Telecom Group SA (Luxembourg) (a)	424,553	$805,379

Electric Utilities 42.0%
American Electric Power Co., Inc.	196,525	6,090,310
Duke Energy Corp.	472,462	7,436,552
Edison International, Inc.	176,347	5,921,732
Entergy Corp.	33,299	2,659,258
E.ON AG (Germany)	14,173	601,046
Exelon Corp.	245,257	12,169,652
FirstEnergy Corp.	62,941	2,877,663
FPL Group, Inc.	95,153	5,255,300
PPL Corp.	32,175	976,190
Progress Energy, Inc.	97,269	3,799,327
Public Power Corp. SA (Greece) (a)	20,249	450,693
Southern Co.	191,230	6,056,254

		54,293,977

Gas Utilities 11.1%
Atmos Energy Corp.	85,835	2,418,830
Aygaz AS (Turkey)	420,000	1,641,509
Nicor, Inc.	21,919	802,016
ONEOK, Inc.	58,396	2,138,462
Southern Union Co.	161,732	3,362,408
Tokyo Gas Co., Ltd. (Japan)	155,425	645,837
UGI Corp.	116,729	2,925,229
WGL Holdings, Inc.	12,770	423,198

		14,357,489

Independent Power Producers & Energy Traders 7.9%
AES Corp. (a)	206,010	3,053,068
Constellation Energy Group, Inc.	147,626	4,778,654
Dynegy, Inc., Class A (a)	473,070	1,206,328
NRG Energy, Inc. (a)	42,745	1,204,982

		10,243,032

Integrated Telecommunication Services 4.5%
CenturyTel, Inc.	32,287	1,084,843
KT Corp. (South Korea)	30,540	1,048,456
Telkom South Africa Ltd. (South Africa)	417,592	2,402,599
Verizon Communications, Inc.	42,533	1,287,474

		5,823,372

Multi-Utilities 29.6%
Alliant Energy Corp.	44,719	1,245,424
Ameren Corp.	70,758	1,788,762
CenterPoint Energy, Inc.	26,855	333,808
Consolidated Edison, Inc.	146,969	6,016,911
Dominion Resources, Inc.	132,154	4,559,313
DTE Energy Co.	114,112	4,009,896
Integrys Energy Group, Inc.	36,801	1,320,788

11
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Multi-Utilities (Continued)
NiSource, Inc.	132,208	$1,836,369
PG&E Corp.	125,673	5,088,500
Public Service Enterprise Group, Inc.	203,102	6,385,527
RWE AG (Germany)	23,428	2,175,963
Sempra Energy	26,177	1,303,876
Xcel Energy, Inc.	114,561	2,204,154

		38,269,291

Water Utilities 0.2%
Sociedad General de Aguas de Barcelona SA, Class A (Spain)	10,686	275,374

Wireless Telecommunication Services 1.2%
Sprint Nextel Corp. (a)	380,424	1,502,675

Total Common Stocks 97.1%		125,570,589

Preferred Stocks 2.7%
Electric Utilities 1.9%
Eletropaulo Metropolitana SA, Class B (Brazil)	120,043	2,456,287

Integrated Telecommunication Services 0.8%
Telemar Norte Leste SA (Brazil)	30,143	990,078

Total Preferred Stocks 2.7%		3,446,365

Total Long-Term Investments 99.8% (Cost $132,848,009)		129,016,954

Repurchase Agreements 0.3%
Banc of America Securities ($81,991 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $81,991)		81,991
JPMorgan Chase & Co. ($247,218 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $247,218)		247,218

12
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($13,791 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $13,791)	$13,791

Total Repurchase Agreements 0.3% (Cost $343,000)	343,000

Total Investments 100.1% (Cost $133,191,009)	129,359,954

Foreign Currency 0.0% (Cost $67,160)	66,855

Liabilities in Excess of Other Assets (0.1%)	(153,463)

Net Assets 100.0%	$129,273,346

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

Forward foreign currency contracts outstanding as of September 30, 2009:

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Short Contracts:
Brazilian Real
5,202,697 expiring 10/15/09	US$	$2,931,177	$(80,365)
875,127 expiring 10/15/09	US$	493,043	(14,378)

			(94,743)

Euro
2,369,611 expiring 10/15/09	US$	3,467,549	(6,233)

Japanese Yen
57,208,749 expiring 10/15/09	US$	637,371	(11,228)

Pound Sterling
505,563 expiring 10/15/09	US$	807,920	30,529

South African Rand
7,904,417 expiring 10/15/09	US$	1,049,655	3,958
10,852,480 expiring 10/15/09	US$	1,441,138	4,927

			8,885

South Korean Won
1,224,435,166 expiring 10/15/09	US$	1,039,070	(37,088)

Turkish Lira
3,880,911 expiring 10/15/09	US$	2,608,847	(28,677)

Total Forward Foreign Currency Contracts			$(138,555)

13
See Notes to Financial Statements

Van Kampen Utility Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Events	Inputs	Total

Investments in an Asset Position
Common Stocks
Alternative Carriers	$805,379	$—	$—	$805,379
Electric Utilities	54,293,977	—	—	54,293,977
Gas Utilities	14,357,489	—	—	14,357,489
Independent Power Producers & Energy Traders	10,243,032	—	—	10,243,032
Integrated Telecommunication Services	5,823,372	—	—	5,823,372
Multi-Utilities	38,269,291	—	—	38,269,291
Water Utilities	275,374	—	—	275,374
Wireless Telecommunication Services	1,502,675	—	—	1,502,675
Preferred Stocks
Electric Utilities	2,456,287	—	—	2,456,287
Integrated Telecommunication Services	990,078	—	—	990,078
Repurchase Agreements	—	343,000	—	343,000
Forward Foreign Currency Contracts	—	39,414		39,414

Total Investments in an Asset Position	129,016,954	382,414	—	129,399,368

Investments in a Liability Position
Forward Foreign Currency Contracts	—	(177,969)	—	(177,969)

14
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $133,191,009)	$129,359,954
Foreign Currency (Cost $67,160)	66,855
Cash	691
Receivables:
Dividends	472,819
Fund Shares Sold	187,025
Forward Foreign Currency Contracts	39,414
Other	128,283

Total Assets	130,255,041

Liabilities:
Payables:
Fund Shares Repurchased	233,846
Distributor and Affiliates	88,832
Investment Advisory Fee	69,021
Income Distributions	105
Trustees’ Deferred Compensation and Retirement Plans	214,000
Forward Foreign Currency Contracts	177,969
Accrued Expenses	197,922

Total Liabilities	981,695

Net Assets	$129,273,346

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$141,628,118
Accumulated Undistributed Net Investment Income	4,043,560
Net Unrealized Depreciation	(3,946,196)
Accumulated Net Realized Loss	(12,452,136)

Net Assets	$129,273,346

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $104,190,379 and 6,127,216 shares of beneficial interest issued and outstanding)	$17.00
Maximum sales charge (5.75%* of offering price)	1.04

Maximum offering price to public	$18.04

Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,306,692 and 904,708 shares of beneficial interest issued and outstanding)	$16.92

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,622,187 and 568,954 shares of beneficial interest issued and outstanding)	$16.91

Class I Shares:
Net asset value and offering price per share (Based on net assets of $154,088 and 9,065 shares of beneficial interest issued and outstanding)	$17.00

*	On sales of $50,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $60,225)	$3,355,213
Interest	1,051

Total Income	3,356,264

Expenses:
Investment Advisory Fee	410,948
Distribution (12b-1) and Service Fees
Class A	125,537
Class B	81,631
Class C	48,366
Transfer Agent Fees	197,268
Registration Fees	49,216
Reports to Shareholders	41,656
Professional Fees	35,721
Custody	32,004
Accounting and Administrative Expenses	31,283
Trustees’ Fees and Related Expenses	10,111
Other	12,389

Total Expenses	1,076,130

Net Investment Income	$2,280,134

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$8,253,081
Forward Foreign Currency Contracts	(1,993,055)
Foreign Currency Transactions	(1,013,152)

Net Realized Gain	5,246,874

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,625,161)

End of the Period:
Investments	(3,831,055)
Forward Foreign Currency Contracts	(138,555)
Foreign Currency Translation	23,414

(3,946,196)

Net Unrealized Appreciation During the Period	12,678,965

Net Realized and Unrealized Gain	$17,925,839

Net Increase in Net Assets From Operations	$20,205,973

16
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$2,280,134	$3,678,733
Net Realized Gain/Loss	5,246,874	(15,488,888)
Net Unrealized Appreciation/Depreciation During the Period	12,678,965	(54,425,889)

Change in Net Assets from Operations	20,205,973	(66,236,044)

Distributions from Net Investment Income:
Class A Shares	(1,123,731)	(2,379,717)
Class B Shares	(126,911)	(314,613)
Class C Shares	(76,215)	(147,620)
Class I Shares	(119)	(59)

Total Distributions	(1,326,976)	(2,842,009)

Distributions from Net Realized Gain:
Class A Shares	-0-	(3,479,847)
Class B Shares	-0-	(749,564)
Class C Shares	-0-	(355,958)
Class I Shares	-0-	-0-

Total Distributions	-0-	(4,585,369)

Net Change in Net Assets from Investment Activities	18,878,997	(73,663,422)

From Capital Transactions:
Proceeds from Shares Sold	5,858,933	33,113,661
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,217,398	6,861,609
Cost of Shares Repurchased	(17,539,115)	(59,491,691)

Net Change in Net Assets from Capital Transactions	(10,462,784)	(19,516,421)

Total Change in Net Assets	8,416,213	(93,179,843)
Net Assets:
Beginning of the Period	120,857,133	214,036,976

End of the Period (Including accumulated undistributed net investment income of $4,043,560 and $3,090,402, respectively)	$129,273,346	$120,857,133

17
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	Sept. 30,	Year Ended March 31,
Class A Shares	2009	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$14.63	$22.87	$23.86	$18.90	$17.15	$15.04

Net Investment Income (a)	.30	.45	.40	.31	.33	.45
Net Realized and Unrealized Gain/Loss	2.25	(7.79)	(1.03)	5.15	1.94	2.27

Total from Investment Operations	2.55	(7.34)	(0.63)	5.46	2.27	2.72

Less
Distributions from Net Investment Income	.18	.36	.36	.50	.52	.61
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-	-0-

Total Distributions	.18	.90	.36	.50	.52	.61

Net Asset Value, End of the Period	$17.00	$14.63	$22.87	$23.86	$18.90	$17.15

Total Return (b)	17.50 *	–32.56%	–2.71%	29.30%	13.24%	18.45%
Net Assets at End of the Period (In millions)	$104.2	$94.5	$156.1	$159.7	$130.2	$109.5
Ratio of Expenses to Average Net Assets	1.55%	1.32%	1.21%	1.27%	1.30%	1.31%
Ratio of Net Investment Income to Average Net Assets	3.76%	2.29%	1.65%	1.50%	1.74%	2.89%
Portfolio Turnover	186% *	120%	36%	30%	46%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	Sept. 30,	Year Ended March 31,
Class B Shares	2009	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$14.56	$22.77	$23.76	$18.85	$17.13	$15.03

Net Investment Income (a)	0.24	.28	.22	.15	.18	.33
Net Realized and Unrealized Gain/Loss	2.25	(7.73)	(1.03)	5.14	1.94	2.26

Total from Investment Operations	2.49	(7.45)	(0.81)	5.29	2.12	2.59

Less
Distributions from Net Investment Income	.13	.22	.18	.38	.40	.49
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-	-0-

Total Distributions	.13	.76	.18	.38	.40	.49

Net Asset Value, End of the Period	$16.92	$14.56	$22.77	$23.76	$18.85	$17.13

Total Return (b)	17.14 *	–33.09%	–3.45%	28.40%	12.39%	17.54%
Net Assets at End of the Period (In millions)	$15.3	$16.9	$41.1	$47.5	$44.2	$42.8
Ratio of Expenses to Average Net Assets	2.30%	2.07%	1.96%	2.03%	2.06%	2.07%
Ratio of Net Investment Income to Average Net Assets	3.00%	1.42%	.89%	.74%	.99%	2.13%
Portfolio Turnover	186% *	120%	36%	30%	46%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	Sept. 30,	Year Ended March 31,
Class C Shares	2009	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$14.56	$22.76	$23.75	$18.85	$17.13	$15.02

Net Investment Income (a)	0.24	.30	.22	.15	.18	.33
Net Realized and Unrealized Gain/Loss	2.24	(7.74)	(1.03)	5.13	1.94	2.27

Total from Investment Operations	2.48	(7.44)	(0.81)	5.28	2.12	2.60

Less
Distributions from Net Investment Income	.13	.22	.18	.38	.40	.49
Distributions from Net Realized Gain	-0-	.54	-0-	-0-	-0-	-0-

Total Distributions	.13	.76	.18	.38	.40	.49

Net Asset Value, End of the Period	$16.91	$14.56	$22.76	$23.75	$18.85	$17.13

Total Return (b)	17.07 *	–33.06%	–3.46%	28.34%	12.39%	17.61%
Net Assets at End of the Period (In millions)	$9.6	$9.4	$16.8	$17.0	$15.0	$14.4
Ratio of Expenses to Average Net Assets	2.30%	2.07%	1.96%	2.03%	2.06%	2.07%
Ratio of Net Investment Income to Average Net Assets	3.00%	1.51%	.89%	.74%	.99%	2.13%
Portfolio Turnover	186% *	120%	36%	30%	46%	27%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Utility Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	January 14, 2009
	Ended	(Commencement of
	September 30,	Operations) to
Class I Shares	2009	March 31, 2009

Net Asset Value, Beginning of the Period	$14.62	$15.92

Net Investment Income (a)	.33	.15
Net Realized and Unrealized Gain/Loss	2.25	(1.35)

Total from Investment Operations	2.58	(1.20)
Less Distributions from Net Investment Income	.20	.10

Net Asset Value, End of the Period	$17.00	$14.62

Total Return (b)	17.73% *	–7.48% *
Net Assets at End of the Period (In thousands)	$154.1	$8.7
Ratio of Expenses to Average Net Assets	1.35%	1.19%
Ratio of Net Investment Income to Average Net Assets	4.18%	4.64%
Portfolio Turnover	186% *	120%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Utility Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are valued by an independent pricing service using the mean of the last reported bid and asked prices. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

22

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant

23

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $2,855,517, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$133,608,129

Gross tax unrealized appreciation	$4,175,564
Gross tax unrealized depreciation	(8,423,739)

Net tax unrealized depreciation on investments	$(4,248,175)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 were as follows:

Distributions paid from:
Ordinary income	$2,842,009
Long-term capital gain	4,585,369

$7,427,378

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,928,614

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases

24

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.65%
Next $500 million	0.60%
Over $1 billion	0.55%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (a “Subadviser” and a wholly owned subsidiary of Morgan Stanley). The Subadviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $25,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of ”Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the

25

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Fund recognized expenses of approximately $80,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $125,000 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, of approximately $2,200.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $7,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $16,000. Sales charges do not represent expenses of the Fund.

26

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	300,019	$4,769,096	1,242,357	$24,272,327
Class B	42,908	676,625	288,677	6,021,899
Class C	17,205	267,659	143,042	2,809,982
Class I	8,462	145,553	591	9,453

Total Sales	368,594	$5,858,933	1,674,667	$33,113,661

Dividend Reinvestment:
Class A	64,316	$1,035,020	324,364	$5,453,505
Class B	7,434	118,906	59,853	990,551
Class C	3,958	63,353	25,408	417,495
Class I	8	119	4	58

Total Dividend Reinvestment	75,716	$1,217,398	409,629	$6,861,609

Repurchases:
Class A	(698,380)	$(11,127,947)	(1,931,377)	$(36,070,482)
Class B	(307,323)	(4,856,396)	(992,002)	(18,604,002)
Class C	(98,003)	(1,554,772)	(261,823)	(4,817,207)
Class I	-0-	-0-	-0-	-0-

Total Repurchases	(1,103,706)	$(17,539,115)	(3,185,202)	$(59,491,691)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $233,595,043 and $238,839,753, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables

27

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the period ended September 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $181,178,361 and $287,816,711, respectively.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161) effective April 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets the fair value of the Fund’s derivative contract by primary risk exposure as of September 30, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Values	Location	Fair Values

Foreign Exchange Contracts	Forward Foreign Currency Contracts	$39,414	Forward Foreign Currency Contracts	$(177,969)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the six months ended September 30, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$(1,993,055)

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Forward Foreign
Primary Risk Exposure	Currency Contracts

Foreign Exchange Contracts	$251,823

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and

28

Van Kampen Utility Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $218,200 and $69,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen Utility Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf, London, England E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Your Notes

Your Notes

Your Notes

Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Utility Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

184, 384, 584
UTLFSAN 11/09
IU09-04977P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Mid Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/27/95		since 12/27/95		since 12/27/95		since 8/12/05	since 7/11/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges

Since Inception	11.61%	11.14%	11.17%	11.17%	10.82%	10.82%	3.21%	–5.39%

10-year	5.03	4.41	4.37	4.37	4.24	4.24	—	—

5-year	6.92	5.66	6.30	6.06	6.12	6.12	—	—

1-year	10.49	4.14	10.08	5.08	9.62	8.62	10.69	10.15

6-month	55.74	46.75	55.52	50.52	55.16	54.16	55.85	55.47

Gross Expense Ratios	1.19%		1.58%		1.94%		0.94%	1.44%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I Shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

After bottoming in early March 2009, the stock market advanced strongly in the six-month period ended September 30, 2009. Investor sentiment brightened as some economic indicators appeared to level off, corporate earnings were able to beat analysts’ expectations, and monetary policy remained accommodative. Policy actions by the Treasury and Federal Reserve appeared to be taking effect on the credit markets, financial sector overall and the economy. In this environment, many of the hardest hit sectors posted the largest gains during the rally, especially the financials sector. Yet, despite the recent surge in investor confidence, the economy remains vulnerable, with high unemployment rates and the potential for rising inflation.

In 2009, we saw a large rebound in performance compared to last year. Whereas last year market volatility exceeded fundamental business volatility, more recently the market has been able to differentiate on fundamentals, and the Fund’s higher quality names have benefited.

Performance Analysis

All share classes of Van Kampen Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index (the “Index”) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

					Russell Midcap®
Class A	Class B	Class C	Class I	Class R	Growth Index

55.74%	55.52%	55.16%	55.85%	55.47%	41.89%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund outperformed the Index during the period primarily driven by these three areas:

•	Stock selection and an overweight in consumer discretionary had the largest positive effect on relative performance, mainly due to the Fund’s exposure to the leisure time industry.

•	Both stock selection and an underweight in technology also contributed positively. Within the sector, a position in computer services software and systems was the most additive to performance.

2

•	Further benefiting relative results were both stock selection and an overweight in the producer durables sector, where a position in commercial services was advantageous.

Although the Fund outperformed the Index, there were other areas that were detrimental to overall performance:

•	The largest detractor from relative returns was the energy sector. The negative impact of stock selection overwhelmed the relative gains of holding an overweight position in the sector. Strikingly, all of the Fund’s energy holdings outperformed the overall Index. However, at the individual stock level, the Fund’s energy stocks did not keep pace with the Index’s energy stocks and therefore contributed to the Fund’s underperformance on a relative basis.

•	In the health care sector, stock selection dampened performance, although the positive effect of an underweight there slightly offset those losses. A position in medical and dental instruments and supplies primarily drove underperformance.

•	Stock selection in materials and processing also detracted from relative performance, despite the benefit of an underweight allocation in the sector. As in the energy sector, while none of the Fund’s materials and processing holdings underperformed the Index, they did not perform as well as other names within the sector and therefore detracted from overall performance.

Market Outlook

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage, and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Ultra Petroleum Corp.	4.1%
Baidu, Inc.—ADR	3.9
Li & Fung Ltd.	3.6
Illumina, Inc.	3.5
Ctrip.com International Ltd.—ADR	3.4
Priceline.com, Inc.	3.2
Wynn Resorts Ltd.	3.2
Salesforce.com, Inc.	2.8
Range Resources Corp.	2.8
Expeditors International of Washington, Inc.	2.4

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Internet Software & Services	9.9%
Oil & Gas Exploration & Production	7.7
Life Sciences Tools & Services	5.6
Casinos & Gaming	4.6
Air Freight & Logistics	4.3
Application Software	4.2
Internet Retail	3.9
Health Care Equipment	3.8
Distributors	3.6
Hotels, Resorts & Cruise Lines	3.4
Education Services	3.0
Construction Materials	2.9
Homebuilding	2.8
Specialty Chemicals	2.8
Multi-Sector Holdings	2.3
Specialized Finance	2.3
Diversified Commercial & Professional Services	2.3
Consumer Finance	2.2
Communications Equipment	2.1
Computer Hardware	2.1
Publishing	1.9
Pharmaceuticals	1.8
Wireless Telecommunication Services	1.8
Electronic Components	1.5
Restaurants	1.5
Investment Banking & Brokerage	1.5
Real Estate Management & Development	1.2
Advertising	1.1
Apparel Retail	1.1
Diversified Metals & Mining	1.1
Broadcasting & Cable TV	1.1
Environmental & Facilities Services	0.9
Construction & Engineering	0.9
Human Resource & Employment Services	0.9
Department Stores	0.8
Systems Software	0.7
(continued on next page)

4

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Home Furnishings	0.6
Asset Management & Custody Banks	0.6

Total Long-Term Investments	96.8
Total Repurchase Agreements	3.1

Total Investments	99.9
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	0.1

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,557.41	$7.82
Hypothetical	1,000.00	1,018.95	6.17
(5% annual return before expenses)
Class B
Actual	1,000.00	1,555.21	9.22
Hypothetical	1,000.00	1,017.85	7.28
(5% annual return before expenses)
Class C
Actual	1,000.00	1,551.59	12.60
Hypothetical	1,000.00	1,015.19	9.95
(5% annual return before expenses)
Class I
Actual	1,000.00	1,558.54	6.16
Hypothetical	1,000.00	1,020.26	4.86
(5% annual return before expenses)
Class R
Actual	1,000.00	1,554.70	8.71
Hypothetical	1,000.00	1,018.25	6.88
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, 1.44%, 1.97%, 0.96% and 1.47% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving an acquisition by the Fund of another fund that was completed in 2008. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or

9

group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue

10

sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 96.2%
Advertising 1.1%
Groupe Aeroplan, Inc. (Canada)	2,185,900	$20,212,404

Air Freight & Logistics 4.3%
C.H. Robinson Worldwide, Inc.	589,149	34,023,355
Expeditors International of Washington, Inc.	1,222,244	42,961,876

		76,985,231

Apparel Retail 1.1%
Abercrombie & Fitch Co., Class A	607,429	19,972,266

Application Software 4.2%
Autodesk, Inc. (a)	1,015,470	24,168,186
Salesforce.com, Inc. (a)	894,257	50,910,051

		75,078,237

Asset Management & Custody Banks 0.6%
Calamos Asset Management, Inc., Class A	810,743	10,588,304

Broadcasting & Cable TV 1.1%
Discovery Communications, Inc., Class C (a)	742,350	19,323,370

Casinos & Gaming 4.6%
Las Vegas Sands Corp. (a)	1,492,565	25,134,795
Wynn Resorts Ltd. (a)	799,279	56,660,888

		81,795,683

Communications Equipment 2.1%
Palm, Inc. (a)	2,142,108	37,336,942

Computer Hardware 2.1%
Teradata Corp. (a)	1,338,044	36,822,971

Construction & Engineering 0.9%
Aecom Technology Corp. (a)	605,647	16,437,260

Construction Materials 2.9%
Martin Marietta Materials, Inc.	444,912	40,963,048
Texas Industries, Inc.	278,466	11,692,787

		52,655,835

Consumer Finance 2.2%
Redecard SA (Brazil)	2,523,195	38,810,716

Department Stores 0.8%
Sears Holdings Corp. (a)	217,569	14,209,431

Distributors 3.6%
Li & Fung Ltd. (Bermuda)	15,953,939	64,329,984

12
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Diversified Commercial & Professional Services 2.3%
Corporate Executive Board Co.	629,809	$15,682,244
IHS, Inc., Class A (a)	495,889	25,354,805

		41,037,049

Diversified Metals & Mining 1.1%
Intrepid Potash, Inc. (a)	823,144	19,417,967

Education Services 3.0%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	403,065	32,426,579
Strayer Education, Inc.	94,558	20,583,386

		53,009,965

Electronic Components 1.5%
Byd Co., Ltd. (China) (a)	3,368,800	27,754,386

Environmental & Facilities Services 0.9%
Covanta Holding Corp. (a)	992,242	16,868,114

Health Care Equipment 3.8%
Gen-Probe, Inc. (a)	658,525	27,289,276
Intuitive Surgical, Inc. (a)	91,173	23,910,119
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	540,724	17,649,232

		68,848,627

Home Furnishings 0.6%
Mohawk Industries, Inc. (a)	233,608	11,140,766

Homebuilding 2.8%
Gafisa SA—ADR (Brazil)	819,503	24,880,111
NVR, Inc. (a)	40,833	26,025,729

		50,905,840

Hotels, Resorts & Cruise Lines 3.4%
Ctrip.com International Ltd.—ADR (Cayman Islands) (a)	1,026,095	60,324,125

Human Resource & Employment Services 0.9%
Monster Worldwide, Inc. (a)	889,402	15,546,747

Internet Retail 3.9%
Netflix, Inc. (a)	266,958	12,325,451
Priceline.com, Inc. (a)	343,803	57,009,413

		69,334,864

Internet Software & Services 9.9%
Akamai Technologies, Inc. (a)	1,392,286	27,400,189
Alibaba.com Ltd. (Cayman Islands)	15,764,900	36,615,015
Baidu, Inc.—ADR (Cayman Islands) (a)	177,184	69,287,803
Equinix, Inc. (a)	229,110	21,078,120
Tencent Holdings Ltd. (Cayman Islands)	1,420,100	23,106,252

		177,487,379

13
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Investment Banking & Brokerage 1.5%
Greenhill & Co., Inc.	306,587	$27,464,063

Life Sciences Tools & Services 5.6%
Illumina, Inc. (a)	1,472,079	62,563,357
Techne Corp.	591,947	37,026,285

		99,589,642

Multi-Sector Holdings 2.3%
Leucadia National Corp. (a)	1,693,295	41,858,252

Oil & Gas Exploration & Production 7.7%
PetroHawk Energy Corp. (a)	592,045	14,333,410
Range Resources Corp.	1,008,250	49,767,220
Ultra Petroleum Corp. (Canada) (a)	1,491,697	73,033,485

		137,134,115

Pharmaceuticals 1.2%
Allergan, Inc.	390,922	22,188,733

Publishing 1.9%
Morningstar, Inc. (a)	698,404	33,914,498

Real Estate Management & Development 1.2%
Brookfield Asset Management, Inc., Class A (Canada)	931,565	21,155,841

Restaurants 1.5%
Starbucks Corp. (a)	1,339,733	27,665,486

Specialized Finance 2.3%
IntercontinentalExchange, Inc. (a)	283,020	27,506,714
Moody’s Corp.	459,506	9,401,493
MSCI, Inc., Class A (a)	162,313	4,807,711

		41,715,918

Specialty Chemicals 2.8%
Nalco Holding Co.	1,446,688	29,642,637
Rockwood Holdings, Inc. (a)	1,030,042	21,187,964

		50,830,601

Systems Software 0.7%
Rovi Corp. (a)	361,091	12,132,658

Wireless Telecommunication Services 1.8%
Millicom International Cellular SA (Luxembourg) (a)	173,399	12,613,043
NII Holdings, Inc., Class B (a)	654,724	19,628,626

		32,241,669

Total Common Stocks 96.2%		1,724,125,939

14
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Convertible Preferred Stocks 0.6%
Pharmaceuticals 0.6%
Ironwood Pharmaceuticals, Inc. (Acquired 09/11/08,
Cost $10,733,208) (a) (b) (c) (d)	894,434	$10,733,208

Total Long-Term Investments 96.8% (Cost $1,728,914,479)		1,734,859,147

Repurchase Agreements 3.1%
Banc of America Securities ($13,269,155 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $13,269,170)		13,269,155
JPMorgan Chase & Co. ($40,008,950 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $40,009,005)		40,008,950
State Street Bank & Trust Co. ($2,231,895 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $2,231,896)		2,231,895

Total Repurchase Agreements 3.1% (Cost $55,510,000)		55,510,000

Total Investments 99.9% (Cost $1,784,424,479)		1,790,369,147

Foreign Currency 0.0% (Cost $63)		63

Other Assets in Excess of Liabilities 0.1%		1,116,869

Net Assets 100.0%		$1,791,486,079

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets.

(d)	Security has been deemed illiquid.

ADR—American Depositary Receipt

15
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
	Quoted	Observable	Unobservable
Investments	Prices	Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Advertising	$20,212,404	$—	$—	$20,212,404
Air Freight & Logistics	76,985,231	—	—	76,985,231
Apparel Retail	19,972,266	—	—	19,972,266
Application Software	75,078,237	—	—	75,078,237
Asset Management & Custody Banks	10,588,304	—	—	10,588,304
Broadcasting & Cable TV	19,323,370	—	—	19,323,370
Casinos & Gaming	81,795,683	—	—	81,795,683
Communications Equipment	37,336,942	—	—	37,336,942
Computer Hardware	36,822,971	—	—	36,822,971
Construction & Engineering	16,437,260	—	—	16,437,260
Construction Materials	52,655,835	—	—	52,655,835
Consumer Finance	38,810,716	—	—	38,810,716
Department Stores	14,209,431	—	—	14,209,431
Distributors	64,329,984	—	—	64,329,984
Diversified Commercial & Professional Services	41,037,049	—	—	41,037,049
Diversified Metals & Mining	19,417,967	—	—	19,417,967
Education Services	53,009,965	—	—	53,009,965
Electronic Components	27,754,386	—	—	27,754,386
Environmental & Facilities Services	16,868,114	—	—	16,868,114
Health Care Equipment	68,848,627	—	—	68,848,627
Home Furnishings	11,140,766	—	—	11,140,766
Homebuilding	50,905,840	—	—	50,905,840
Hotels, Resorts & Cruise Lines	60,324,125	—	—	60,324,125
Human Resource & Employment Services	15,546,747	—	—	15,546,747
Internet Retail	69,334,864	—	—	69,334,864
Internet Software & Services	177,487,379	—	—	177,487,379
Investment Banking & Brokerage	27,464,063	—	—	27,464,063
Life Sciences Tools & Services	99,589,642	—	—	99,589,642
Multi-Sector Holdings	41,858,252	—	—	41,858,252
Oil & Gas Exploration & Production	137,134,115	—	—	137,134,115
Pharmaceuticals	22,188,733	—	—	22,188,733
Publishing	33,914,498	—	—	33,914,498
Real Estate Management & Development	21,155,841	—	—	21,155,841
Restaurants	27,665,486	—	—	27,665,486
Specialized Finance	41,715,918	—	—	41,715,918

16
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
		Other
		Significant	Significant
	Quoted	Observable	Unobservable
Investments	Prices	Inputs	Inputs	Total

Specialty Chemicals	$50,830,601	$—	$—	$50,830,601
Systems Software	12,132,658	—	—	12,132,658
Wireless Telecommunication Services	32,241,669	—	—	32,241,669
Convertible Preferred Stocks
Pharmaceuticals	—	—	10,733,208	10,733,208
Repurchase Agreements	—	55,510,000	—	55,510,000

Total Investments in an Asset Position	$1,724,125,939	$55,510,000	$10,733,208	$1,790,369,147

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Convertible
Preferred Stocks

Balance as of 3/31/09	$10,733,208
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation	—
Net purchases/sales	—
Net transfers in and/or out of Level 3	—

Balance as of 9/30/09	$10,733,208

Net change in unrealized appreciation/depreciation from investment still held as of 9/30/09	$—

17
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,784,424,479)	$1,790,369,147
Foreign Currency (Cost $63)	63
Cash	352
Receivables:
Investments Sold	11,516,265
Fund Shares Sold	4,353,453
Dividends	346,752
Interest	71
Other	384,982

Total Assets	1,806,971,085

Liabilities:
Payables:
Investments Purchased	7,488,821
Fund Shares Repurchased	4,632,927
Investment Advisory Fee	989,948
Distributor and Affiliates	535,514
Trustees’ Deferred Compensation and Retirement Plans	483,966
Accrued Expenses	1,353,830

Total Liabilities	15,485,006

Net Assets	$1,791,486,079

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$2,506,366,640
Net Unrealized Appreciation	5,944,602
Accumulated Net Investment Loss	(7,186,082)
Accumulated Net Realized Loss	(713,639,081)

Net Assets	$1,791,486,079

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,333,970,521 and 59,610,951 shares of beneficial interest issued and outstanding)	$22.38
Maximum sales charge (5.75%* of offering price)	1.37

Maximum offering price to public	$23.75

Class B Shares:
Net asset value and offering price per share (Based on net assets of $230,770,647 and 11,702,516 shares of beneficial interest issued and outstanding)	$19.72

Class C Shares:
Net asset value and offering price per share (Based on net assets of $105,832,283 and 5,413,531 shares of beneficial interest issued and outstanding)	$19.55

Class I Shares:
Net asset value and offering price per share (Based on net assets of $120,276,886 and 5,314,291 shares of beneficial interest issued and outstanding)	$22.63

Class R Shares:
Net asset value and offering price per share (Based on net assets of $635,742 and 28,491 shares of beneficial interest issued and outstanding)	$22.31

*	On sales of $50,000 or more, the sales charge will be reduced.

18
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $137,319)	$6,669,334
Interest	28,608

Total Income	6,697,942

Expenses:
Investment Advisory Fee	5,301,813
Distribution (12b-1) and Service Fees
Class A	1,398,163
Class B	487,675
Class C	447,647
Class R	468
Transfer Agent Fees	2,685,436
Reports to Shareholders	203,839
Accounting and Administrative Expenses	116,961
Registration Fees	97,201
Professional Fees	64,731
Custody	59,162
Trustees’ Fees and Related Expenses	27,952
Other	26,621

Total Expenses	10,917,669
Expense Reduction	1,264,857
Less Credits Earned on Cash Balances	3,146

Net Expenses	9,649,666

Net Investment Loss	$(2,951,724)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(335,233)
Foreign Currency Transactions	(438,529)

Net Realized Loss	(773,762)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(644,726,665)

End of the Period:
Investments	5,944,668
Foreign Currency Translation	(66)

5,944,602

Net Unrealized Appreciation During the Period	650,671,267

Net Realized and Unrealized Gain	$649,897,505

Net Increase in Net Assets From Operations	$646,945,781

19
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(2,951,724)	$(10,287,963)
Net Realized Loss	(773,762)	(332,936,274)
Net Unrealized Appreciation/Depreciation During the Period	650,671,267	(613,512,671)

Change in Net Assets from Operations	646,945,781	(956,736,908)

Distributions from Net Realized Gain:
Class A Shares	-0-	(9,851,886)
Class B Shares	-0-	(2,389,638)
Class C Shares	-0-	(950,713)
Class I Shares	-0-	(969,933)
Class R Shares	-0-	(673)

	-0-	(14,162,843)

Return of Capital Distribution:
Class A Shares	-0-	(5,087)
Class B Shares	-0-	(1,234)
Class C Shares	-0-	(491)
Class I Shares	-0-	(501)
Class R Shares	-0-	-0-

	-0-	(7,313)

Total Distributions	-0-	(14,170,156)

Net Change in Net Assets from Investment Activities	646,945,781	(970,907,064)

From Capital Transactions:
Proceeds from Shares Sold	204,683,959	1,271,916,935
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	12,589,808
Cost of Shares Repurchased	(231,409,753)	(653,913,733)

Net Change in Net Assets from Capital Transactions	(26,725,794)	630,593,010

Total Increase/Decrease in Net Assets	620,219,987	(340,314,054)
Net Assets:
Beginning of the Period	1,171,266,092	1,511,580,146

End of the Period (Including accumulated net investment loss of $7,186,082 and $4,234,358, respectively)	$1,791,486,079	$1,171,266,092

20
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class A Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$14.37		$25.07		$26.68		$27.26		$21.37		$19.07

Net Investment Loss (a)	(0.03)		(0.11)		(0.03)		(0.06)		(0.11)		(0.19)
Net Realized and Unrealized Gain/Loss	8.04		(10.43)		1.48		0.85		6.72		2.49

Total from Investment Operations	8.01		(10.54)		1.45		0.79		6.61		2.30

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	-0-		0.00	(c)	-0-		-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$22.38		$14.37		$25.07		$26.68		$27.26		$21.37

Total Return* (b)	55.74%	**	–42.02%		3.87%		2.99%		31.18%		12.06%
Net Assets at End of the Period (In millions)	$1,334.0		$848.8		$1,154.9		$1,025.4		$784.6		$429.2
Ratio of Expenses to Average Net Assets*	1.22%		1.19%		1.21%		1.26%		1.32%		1.40%
Ratio of Net Investment Loss to Average Net Assets*	(0.33%	)	(0.58%	)	(0.09%	)	(0.25%	)	(0.44%	)	(0.93%	)
Portfolio Turnover	15%	**	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.38%		1.40%		N/A		N/A		1.32%		1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.49%	)	(0.79%	)	N/A		N/A		(0.44%	)	(0.94%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

**	Non-Annualized

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$12.68		$22.24		$24.07		$24.92		$19.73		$17.74

Net Investment Loss (a)	(0.05)		(0.16)		(0.16)		(0.24)		(0.27)		(0.31)
Net Realized and Unrealized Gain/Loss	7.09		(9.24)		1.39		0.76		6.18		2.30

Total from Investment Operations	7.04		(9.40)		1.23		0.52		5.91		1.99

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	-0-		0.00	(d)	-0-		-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$19.72		$12.68		$22.24		$24.07		$24.92		$19.73

Total Return* (b)	55.52%(c	)**	–42.24%	(c)	3.36%	(c)	2.18%		30.22%		11.22%
Net Assets at End of the Period (In millions)	$230.8		$168.1		$164.0		$175.0		$178.8		$137.3
Ratio of Expenses to Average Net Assets*	1.44%(c	)	1.58%	(c)	1.73%	(c)	2.02%		2.08%		2.15%
Ratio of Net Investment Loss to Average Net Assets*	(0.56%	)(c)	(0.94%	)(c)	(0.60%	)(c)	(1.02%	)	(1.24%	)	(1.68%	)
Portfolio Turnover	15%	**	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.62%(c	)	1.81%(c	)	N/A		N/A		2.08%		2.16%
Ratio of Net Investment Loss to Average Net Assets	(0.74%	)(c)	(1.17%	)(c)	N/A		N/A		(1.24%	)	(1.69%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

(d)	Amount is less than $0.01.

**	Non-Annualized

N/A=Not Applicable

22
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class C Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$12.60		$22.19		$24.08		$24.92		$19.73		$17.74

Net Investment Loss (a)	(0.09)		(0.23)		(0.22)		(0.24)		(0.27)		(0.31)
Net Realized and Unrealized Gain/Loss	7.04		(9.20)		1.39		0.77		6.18		2.30

Total from Investment Operations	6.95		(9.43)		1.17		0.53		5.91		1.99

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06		1.37		0.72		-0-
Return of Capital Distributions	-0-		0.00	(c)	-0-		-0-		-0-		-0-

Total Distributions	-0-		0.16		3.06		1.37		0.72		-0-

Net Asset Value, End of the Period	$19.55		$12.60		$22.19		$24.08		$24.92		$19.73

Total Return* (b)	55.16%	**	–42.47%		3.10%		2.22%		30.22%		11.22%
Net Assets at End of the Period (In millions)	$105.8		$69.5		$103.3		$91.2		$77.0		$44.9
Ratio of Expenses to Average Net Assets*	1.97%		1.94%		1.97%		2.02%		2.08%		2.15%
Ratio of Net Investment Loss to Average Net Assets*	(1.08%	)	(1.33%	)	(0.84%	)	(1.01%	)	(1.21%	)	(1.68%	)
Portfolio Turnover	15%	**	29%		60%		61%		86%		96%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.14%		2.15%		N/A		N/A		2.08%		2.16%
Ratio of Net Investment Loss to Average Net Assets	(1.25%	)	(1.54%	)	N/A		N/A		(1.21%	)	(1.69%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

**	Non-Annualized

N/A=Not Applicable

23
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						August 12, 2005
	Ended						(Commencement of
	September 30,		Year Ended March 31,				Operations) to
Class I Shares	2009		2009		2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$14.52		$25.26		$26.80	$27.30	$24.01

Net Investment Income/Loss (a)	(0.01)		(0.06)		0.04	0.01	(0.08)
Net Realized and Unrealized Gain/Loss	8.12		(10.52)		1.48	0.86	4.09

Total from Investment Operations	8.11		(10.58)		1.52	0.87	4.01

Less:
Distributions from Net Realized Gain	-0-		0.16		3.06	1.37	0.72
Return of Capital Distributions	-0-		0.00	(c)	-0-	-0-	-0-

Total Distributions	-0-		0.16		3.06	1.37	0.72

Net Asset Value, End of the Period	$22.63		$14.52		$25.26	$26.80	$27.30

Total Return* (b)	55.85%	**	–41.86%		4.12%	3.28%	16.93% **
Net Assets at End of the Period (In millions)	$120.3		$84.7		$89.4	$10.2	$2.9
Ratio of Expenses to Average Net Assets*	0.96%		0.94%		0.98%	1.02%	1.07%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.08%	)	(0.31%	)	0.14%	0.05%	(0.48% )
Portfolio Turnover	15%	**	29%		60%	61%	86%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.14%		1.15%		N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.26%	)	(0.52%	)	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

**	Non-Annualized

N/A=Not Applicable

24
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			July 11, 2008
	Six Months		(Commencement
	Ended		of Operations) to
Class R Shares	September 30, 2009		March 31, 2009

Net Asset Value, Beginning of the Period	$14.35		$24.15

Net Investment Loss (a)	(0.05)		(0.08)
Net Realized and Unrealized Gain/Loss	8.01		(9.56)

Total from Investment Operations	7.96		(9.64)

Less:
Distributions from Net Realized Gain	-0-		0.16
Return of Capital Distributions	-0-		-0-

Total Distributions	-0-		0.16

Net Asset Value, End of the Period	$22.31		$14.35

Total Return*(b)	55.47%	**	–39.89% **
Net Assets at End of the Period (In millions)	$0.6		$0.1
Ratio of Expenses to Average Net Assets*	1.47%		1.44%
Ratio of Net Investment Loss to Average Net Assets*	(0.60%	)	(0.66% )
Portfolio Turnover	15%	**	29%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.63%		1.76%
Ratio of Net Investment Loss to Average Net Assets	(0.73%	)	(0.98% )

(a)	Based on average shares outstanding.

(b)	Assumes investment of all distributions for the period. These returns include combined Rule 12b-1 fees and services fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Non-Annualized

25
See Notes to Financial Statements

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Mid Cap Growth Fund (the “Fund”) is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund’s financial statements.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees.

26

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally

27

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $455,215,365 which will expire according to the following schedule:

Amount	Expiration

$26,774,155	March 31, 2010
333,316,543	March 31, 2011
16,055,903	March 31, 2015
79,068,764	March 31, 2017

Some of the capital loss carryforward above will be limited by Internal Revenue Code Section 382 due to a merger with another regulated investment company.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,799,731,519

Gross tax unrealized appreciation	297,221,082
Gross tax unrealized depreciation	(306,583,454)

Net tax unrealized depreciation on investments	$(9,362,372)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$-0-
Long-term capital gain	14,162,843
Return of Capital	7,313

$14,170,156

As of March 31, 2009, there were no distributable earnings on a tax basis.

28

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $3,146 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statement were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.22%, 1.44%, 1.97%, 0.96%, and 1.47% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2009, the adviser waived or reimbursed approximately $1,264,900 of advisory fees or other expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $27,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of

29

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

approximately $83,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $718,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $354,300 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of Van Kampen, totaling $16,166.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $151,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $119,700. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 4,017 shares of Class R.

30

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	7,699,738	$144,698,271	32,385,019	$711,932,294
Class B	1,014,045	16,650,785	11,725,844	241,610,422
Class C	435,537	7,191,615	2,742,319	55,810,256
Class I	1,841,151	35,668,971	12,334,548	262,426,901
Class R	21,963	474,317	6,869	137,062

Total Sales	11,012,434	$204,683,959	59,194,599	$1,271,916,935

Dividend Reinvestment:
Class A	-0-	$-0-	666,398	$9,324,791
Class B	-0-	-0-	149,719	1,850,597
Class C	-0-	-0-	67,240	827,194
Class I	-0-	-0-	41,587	587,205
Class R	-0-	-0-	1	21

Total Dividend Reinvestment	-0-	$-0-	924,945	$12,589,808

Repurchases:
Class A	(7,149,210)	$(135,759,226)	(20,051,901)	$(361,853,860)
Class B	(2,572,038)	(42,508,770)	(5,990,585)	(94,840,262)
Class C	(538,360)	(8,785,152)	(1,946,616)	(30,109,157)
Class I	(2,359,550)	(44,350,409)	(10,084,446)	(167,110,454)
Class R	(342)	(6,196)	-0-	-0-

Total Repurchases	(12,619,500)	$(231,409,753)	(38,073,548)	$(653,913,733)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $218,935,632 and $291,731,446, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $-0- and $102,700 for Class B Shares and

31

Van Kampen Mid Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

32

Van Kampen Mid Cap Growth
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Mid Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

86, 186, 286, 602
GFSAN 11/09
IU09-04903P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Small Cap Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 11/27/00		since 11/27/00		since 11/27/00		since 2/2/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–1.17%	–1.83%	–1.81%	–1.81%	–1.90%	–1.90%	–2.57%

5-year	4.70	3.46	3.99	3.73	3.94	3.94	—

1-year	–11.67	–16.78	–12.06	–16.45	–12.29	–13.17	–11.48

6-month	22.37	15.37	22.12	17.12	21.85	20.85	22.46

Gross Expense Ratio	1.40%		2.04%		2.14%		1.15%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods less than one year are not annualized.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

Performance during the six-month period ending September 30, 2009 was characterized by a reversal from the difficult trends in the prior year. Small-capitalization stocks in the Russell 2000® Growth Index (the “Index”) enjoyed gains through September, as the Index increased for seven consecutive months, marking the third best two-quarter gain for small-capitalization stocks on record. Performance since the market bottom on March 9 has been substantially better than the historical average, though the pattern has been consistent as low valuation, “low quality” companies with significant economic sensitivity (characterized by low returns on equity, high financial and operating leverage) as well as micro-capitalization stocks have been the leaders in performance during the recovery. For instance, the lowest return on equity quintile gained over 21 percent in the third quarter of 2009 and 60 percent year-to-date, while the highest return on equity quintile increased 14 percent and 24 percent, respectively, for the same time periods. Similarly, the smallest quintile stocks by market capitalization increased 21 percent and 84 percent in the trailing quarter and year-to-date periods, respectively; whereas the largest small-capitalization stocks increased 14 percent and 16 percent, respectively. In light of the Fund’s general avoidance of lower quality, less liquid investments, the Fund’s positioning has been a relative headwind since the market rally touched off on March 9. In the six-month period, the energy and materials sectors led the way higher, increasing approximately 60 percent versus the overall Index gain of 43 percent. The traditionally defensive utilities and telecommunications services sectors were the laggards, each increasing 16 percent and 20 percent, respectively.

Investors’ risk appetites continued to expand across asset classes as confidence was bolstered by increased conviction that the financial crisis was abating and the economy was beginning its near-term recovery from depressed levels. First and second quarter earnings were generally better than expected given aggressive cost cutting initiatives, which investors and analysts expect to continue. Although economic activity levels contracted through the second quarter, leading economic indicators and the stock and bond markets continue to signal that the global economy should emerge from recession in the coming quarters. Despite these positive signs, the slope and duration of the recovery have emerged as major and complex question marks, particularly considering how far valuations and earnings expectations have expanded. Analysts’ earnings expectations for 2010 call for approximately 60 percent earnings growth for small-cap growth companies to levels not far from the peak earnings of 2006-2007. Although company-specific productivity initiatives have been dramatic and inventory levels remain lean, we believe such an outcome would require a solid rebound in economic activity in the near term, which would require continued improvement in the financial system combined with assistance from the U.S. consumer and continued accommodative monetary and fiscal policies.

Although we contemplated that our strategy of looking for underappreciated growth companies with sound balance sheets and strong cash flows would likely lag in the short term, in the scenario that has taken place since March 9—in which lower quality companies have led the way higher—we have been particularly disappointed by the magnitude of the Fund’s underperformance. However, with the market rally maturing into its eighth month, we expect that stock selection will become increasingly important and are confident that our discipline has the potential to produce outperformance in the long-run. We therefore remain focused on executing our strategy in an investing and economic environment that remains extremely challenging and volatile, though clearly improving.

Performance Analysis

All share classes of Van Kampen Small Cap Growth Fund underperformed the Russell 2000® Growth Index (the “Index”) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

				Russell 2000®
Class A	Class B	Class C	Class I	Growth Index

22.37%	22.12%	21.85%	22.46%	43.06%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

For the six-month period, small-cap growth stocks in general outperformed their mid- and large-cap counterparts, owing to increased appetite for traditionally higher risk assets.

However, for the Fund, relative performance for the six-month period was particularly disappointing across a number of sectors. In conjunction with a higher-than-normal average cash balance in the Fund, the telecommunications services, health care and consumer discretionary sectors were the largest detractors from performance.

•	The Fund’s average allocation to telecommunications services was in line with the Index’s allocation, but stock selection in this sector was the largest drag of all sectors on an asset-weighted basis.

•	Alternatively, the Fund held an underweight allocation in the health care sector. Although the underweight position in health care was a positive influence, as the sector trailed performance of the overall Index, stock selection was a headwind, particularly in the biotechnology, health care equipment and health care services sub-industries.

•	Finally, in the consumer discretionary space, which ranked as the third best performing sector in the Index, the Fund’s underweight allocation was a drag on performance, with stock selection also a negative factor. Underperformance in the sector was more a function of names not owned as opposed to any meaningful detraction from companies owned, as valuation multiples and optimism have continued to rebound, particularly for lower quality companies (i.e., those with lower return on equity and lower earnings quality).

•	Although still a relative headwind versus the Index, the positioning in the energy sector was the strongest for the Fund on an asset-weighted basis relative to the other sectors. The Fund’s average allocation to the energy sector was higher than that of the Index. Absolute performance in the energy sector topped all sectors during the last two quarters as increased confidence in the economic recovery combined with a decline in the U.S. dollar provided support to dollar-denominated commodities such as oil, despite still challenging supply-demand dynamics. Although stock selection was a minor headwind in the energy sector, positioning allowed the Fund’s performance to stay close to the Index’s, up nearly 60 percent during the period.

For the period, information technology represented the largest sector weight in the Fund, followed by the health care and consumer discretionary sectors.

Market Outlook

Although we remain cautious about the slope and duration of the pending economic recovery, we continue to be focused on the long-term prospects of the companies we invest in or consider investing in. The current market issues have prompted significant volatility and discrepancies in valuation across sectors, which have resulted in many quality companies trading at still low valuations, while other companies appear quite risky at current levels, in our view. While the timing and magnitude of an economic recovery remains uncertain, we still have confidence in our investment strategy and will continue to favor stocks we believe to be mispriced relative to their growth prospects.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 9/30/09 (Unaudited)

iShares Russell 2000 Growth Index Fund	2.0%
iShares Russell 2000 Index Fund	1.9
Nuance Communications, Inc.	1.1
Greif, Inc.	1.1
Informatica Corp.	1.0
SBA Communications Corp.	1.0
Varian Semiconductor Equipment Associates, Inc.	1.0
Knight Capital Group, Inc.	1.0
Warnaco Group, Inc.	1.0
Watson Wyatt Worldwide, Inc.	1.0

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Application Software	5.6%
Semiconductors	4.2
Investment Companies	3.9
Health Care Services	3.5
Biotechnology	3.0
Internet Software & Services	2.9
Packaged Foods & Meats	2.9
Systems Software	2.8
Health Care Equipment	2.6
Oil & Gas Equipment & Services	2.5
Oil & Gas Exploration & Production	2.5
Investment Banking & Brokerage	2.4
Communications Equipment	2.2
Apparel, Accessories & Luxury Goods	2.2
Health Care Facilities	2.2
Health Care Technology	2.1
Pharmaceuticals	2.0
Property & Casualty Insurance	1.9
Data Processing & Outsourced Services	1.8
Semiconductor Equipment	1.7
Wireless Telecommunication Services	1.7
Apparel Retail	1.5
Computer Storage & Peripherals	1.5
Construction & Engineering	1.4
Restaurants	1.3
Regional Banks	1.3
Aerospace & Defense	1.2
Paper Packaging	1.2
IT Consulting & Other Services	1.1
Metal & Glass Containers	1.0
Life Sciences Tools & Services	1.0
Human Resource & Employment Services	1.0
Electrical Components & Equipment	1.0
Distributors	1.0
Footwear	0.9
Soft Drinks	0.8
Internet Retail	0.8
Health Care Supplies	0.8
Reinsurance	0.8
Trucking	0.8
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Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Diversified Commercial & Professional Services	0.8%
Auto Parts & Equipment	0.8
Housewares & Specialties	0.8
Electronic Equipment Manufacturers	0.7
Home Furnishings	0.7
Health Care Distributors	0.7
Security & Alarm Services	0.7
Marine Ports & Services	0.7
Oil & Gas Refining & Marketing	0.7
General Merchandise Stores	0.7
Electric Utilities	0.7
Environmental & Facilities Services	0.7
Fertilizers & Agricultural Chemicals	0.7
Education Services	0.7
Specialty Stores	0.7
Diversified Chemicals	0.7
Leisure Facilities	0.7
Casinos & Gaming	0.7
Advertising	0.5
Household Products	0.5
Broadcasting & Cable TV	0.5
Commodity Chemicals	0.5

Total Long-Term Investments	91.9
Total Repurchase Agreements	8.1

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,223.67	$7.64
Hypothetical	1,000.00	1,018.20	6.93
(5% annual return before expenses)

Class B
Actual	1,000.00	1,221.20	8.91
Hypothetical	1,000.00	1,017.05	8.09
(5% annual return before expenses)

Class C
Actual	1,000.00	1,218.46	11.85
Hypothetical	1,000.00	1,014.39	10.76
(5% annual return before expenses)

Class I
Actual	1,000.00	1,224.61	6.30
Hypothetical	1,000.00	1,019.40	5.72
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 1.60%, 2.13% and 1.13% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 88.0%
Advertising 0.5%
National CineMedia, Inc.	288,600	$4,897,542

Aerospace & Defense 1.2%
Stanley, Inc. (a)	249,970	6,429,228
TransDigm Group, Inc. (a)	101,100	5,035,791

		11,465,019

Apparel, Accessories & Luxury Goods 2.2%
G-III Apparel Group Ltd. (a)	332,800	4,709,120
Maidenform Brands, Inc. (a)	421,600	6,770,896
Warnaco Group, Inc. (a)	208,000	9,122,880

		20,602,896

Apparel Retail 1.5%
Foot Locker, Inc.	427,600	5,109,820
Gymboree Corp. (a)	185,900	8,993,842

		14,103,662

Application Software 5.6%
Informatica Corp. (a)	421,000	9,506,180
Longtop Financial Technologies Ltd.—ADR (Cayman Islands) (a)	260,700	7,419,522
Net 1 UEPS Technologies, Inc. (a)	317,600	6,656,896
Nuance Communications, Inc. (a)	700,000	10,472,000
Solera Holdings, Inc.	253,700	7,892,607
TIBCO Software, Inc. (a)	705,100	6,691,399
VanceInfo Technologies, Inc.—ADR (Cayman
Islands) (a)	148,800	2,892,672

		51,531,276

Auto Parts & Equipment 0.8%
TRW Automotive Holdings Corp. (a)	417,800	6,998,150

Biotechnology 3.0%
Alnylam Pharmaceuticals, Inc. (a)	201,900	4,579,092
Emergent Biosolutions, Inc. (a)	232,800	4,111,248
Exelixis, Inc. (a)	688,600	4,393,268
Human Genome Sciences, Inc. (a)	292,500	5,504,850
Orexigen Therapeutics, Inc. (a)	513,600	5,058,960
United Therapeutics Corp. (a)	93,600	4,585,464

		28,232,882

Broadcasting & Cable TV 0.5%
TiVo, Inc. (a)	418,200	4,332,552

Casinos & Gaming 0.7%
Bally Technologies, Inc. (a)	162,400	6,231,288

Commodity Chemicals 0.5%
Calgon Carbon Corp. (a)	288,700	4,281,421

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Communications Equipment 2.2%
F5 Networks, Inc. (a)	178,100	$7,058,103
NICE Systems Ltd.—ADR (Israel) (a)	213,600	6,501,984
Polycom, Inc. (a)	268,100	7,171,675

		20,731,762

Computer Storage & Peripherals 1.5%
Brocade Communications Systems, Inc. (a)	886,600	6,968,676
STEC, Inc. (a)	226,400	6,653,896

		13,622,572

Construction & Engineering 1.4%
Dycom Industries, Inc. (a)	364,600	4,484,580
KHD Humboldt Wedag International Ltd. (Canada) (a)	171,360	1,778,717
Orion Marine Group, Inc. (a)	319,900	6,570,746

		12,834,043

Data Processing & Outsourced Services 1.8%
CyberSource Corp. (a)	418,500	6,976,395
Global Cash Access Holdings, Inc. (a)	601,000	4,393,310
TNS, Inc. (a)	182,600	5,003,240

		16,372,945

Distributors 1.0%
LKQ Corp. (a)	481,800	8,932,572

Diversified Chemicals 0.7%
Solutia, Inc. (a)	559,000	6,473,220

Diversified Commercial & Professional Services 0.8%
Geo Group, Inc. (a)	350,400	7,067,568

Education Services 0.7%
Capella Education Co. (a)	99,000	6,666,660

Electric Utilities 0.7%
ITC Holdings Corp.	148,400	6,744,780

Electrical Components & Equipment 1.0%
EnerSys (a)	309,800	6,852,776
Fushi Copperweld, Inc. (a)	252,000	2,131,920

		8,984,696

Electronic Equipment Manufacturers 0.7%
Cogent, Inc. (a)	692,018	6,989,382

Environmental & Facilities Services 0.7%
Waste Connections, Inc. (a)	233,400	6,735,924

Fertilizers & Agricultural Chemicals 0.7%
Scotts Miracle-Gro Co., Class A	155,900	6,695,905

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Footwear 0.9%
Iconix Brand Group, Inc. (a)	254,900	$3,178,603
Steven Madden Ltd. (a)	132,100	4,862,601

		8,041,204

General Merchandise Stores 0.7%
Dollar Tree, Inc. (a)	139,000	6,766,520

Health Care Distributors 0.7%
PSS World Medical, Inc. (a)	316,200	6,902,646

Health Care Equipment 2.6%
NuVasive, Inc. (a)	115,300	4,814,928
STERIS Corp.	240,700	7,329,315
Thoratec Corp. (a)	157,500	4,767,525
Volcano Corp. (a)	450,100	7,570,682

		24,482,450

Health Care Facilities 2.2%
Community Health Systems, Inc. (a)	204,700	6,536,071
HealthSouth Corp. (a)	436,100	6,820,604
Psychiatric Solutions, Inc. (a)	262,800	7,032,528

		20,389,203

Health Care Services 3.5%
Emergency Medical Services Corp., Class A (a)	145,700	6,775,050
Genoptix, Inc. (a)	210,400	7,317,712
Gentiva Health Services, Inc. (a)	278,200	6,957,782
HMS Holdings Corp. (a)	185,400	7,087,842
IPC Hospitalist Co., Inc. (a)	147,800	4,648,310

		32,786,696

Health Care Supplies 0.8%
Haemonetics Corp. (a)	129,000	7,239,480

Health Care Technology 2.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	375,000	7,601,250
MedAssets, Inc. (a)	308,300	6,958,331
SXC Health Solutions Corp. (Canada) (a)	98,000	4,585,420

		19,145,001

Home Furnishings 0.7%
Tempur-Pedic International, Inc. (a)	364,900	6,911,206

Household Products 0.5%
Central Garden & Pet Co., Class A (a)	442,000	4,831,060

Housewares & Specialties 0.8%
Jarden Corp.	249,300	6,997,851

Human Resource & Employment Services 1.0%
Watson Wyatt Worldwide, Inc., Class A	208,100	9,064,836

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Internet Retail 0.8%
GSI Commerce, Inc. (a)	379,000	$7,318,490

Internet Software & Services 2.9%
AsiaInfo Holdings, Inc. (a)	347,900	6,947,563
Equinix, Inc. (a)	77,100	7,093,200
SonicWALL, Inc. (a)	606,600	5,095,440
VistaPrint NV (Netherlands) (a)	160,100	8,125,075

		27,261,278

Investment Banking & Brokerage 2.4%
Knight Capital Group, Inc., Class A (a)	421,600	9,169,800
optionsXpress Holdings, Inc. (a)	388,200	6,708,096
Stifel Financial Corp. (a)	123,500	6,780,150

		22,658,046

IT Consulting & Other Services 1.1%
Lender Processing Services, Inc.	193,300	7,378,261
NCI, Inc., Class A (a)	88,494	2,536,238

		9,914,499

Leisure Facilities 0.7%
Life Time Fitness, Inc. (a)	223,500	6,269,175

Life Sciences Tools & Services 1.0%
AMAG Pharmaceuticals, Inc. (a)	102,100	4,459,728
Illumina, Inc. (a)	111,500	4,738,750

		9,198,478

Marine Ports & Services 0.7%
Aegean Marine Petroleum Network, Inc. (Marshall Islands)	305,800	6,880,500

Metal & Glass Containers 1.0%
Greif, Inc., Class A	177,000	9,743,850

Oil & Gas Equipment & Services 2.5%
Dresser-Rand Group, Inc. (a)	222,600	6,916,182
Dril Quip, Inc. (a)	149,700	7,431,108
Key Energy Services, Inc. (a)	167,400	1,456,380
Oil States International, Inc. (a)	207,700	7,296,501

		23,100,171

Oil & Gas Exploration & Production 2.5%
Arena Resources, Inc. (a)	141,600	5,014,169
Concho Resources, Inc. (a)	183,700	6,671,984
Encore Acquisition Co. (a)	177,600	6,642,240
Whiting Petroleum Corp. (a)	81,056	4,667,205

		22,995,598

Oil & Gas Refining & Marketing 0.7%
World Fuel Services Corp.	143,000	6,874,010

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Packaged Foods & Meats 2.9%
Chiquita Brands International, Inc. (a)	412,717	$6,669,507
Flowers Foods, Inc.	294,200	7,734,518
Ralcorp Holdings, Inc. (a)	102,100	5,969,787
TreeHouse Foods, Inc. (a)	190,300	6,788,001

		27,161,813

Paper Packaging 1.2%
Packaging Corp. of America	310,400	6,332,160
Rock-Tenn Co., Class A	94,300	4,442,473

		10,774,633

Pharmaceuticals 2.0%
Impax Laboratories, Inc. (a)	534,800	4,674,152
MAP Pharmaceuticals, Inc. (a)	233,900	2,446,594
Medicis Pharmaceutical Corp., Class A	343,200	7,327,320
Par Pharmaceutical Co., Inc. (a)	209,200	4,499,892

		18,947,958

Property & Casualty Insurance 1.9%
Aspen Insurance Holdings Ltd. (Bermuda)	341,500	9,039,505
ProAssurance Corp. (a)	160,100	8,355,619

		17,395,124

Regional Banks 1.3%
First Horizon National Corp. (a)	347,815	4,601,588
SVB Financial Group (a)	167,400	7,243,398

		11,844,986

Reinsurance 0.8%
Endurance Specialty Holdings Ltd. (Bermuda)	197,800	7,213,766

Restaurants 1.3%
Jack in the Box, Inc. (a)	323,300	6,624,417
P.F. Chang’s China Bistro, Inc. (a)	161,000	5,469,170

		12,093,587

Security & Alarm Services 0.7%
Brink’s Home Security Holdings, Inc. (a)	223,600	6,884,644

Semiconductor Equipment 1.7%
FormFactor, Inc. (a)	270,400	6,467,968
Varian Semiconductor Equipment Associates, Inc. (a)	280,000	9,195,200

		15,663,168

Semiconductors 4.2%
ARM Holdings PLC—ADR (United Kingdom)	1,013,400	7,093,800
Atheros Communications (a)	248,700	6,598,011
Microsemi Corp. (a)	469,200	7,408,668
Monolithic Power Systems, Inc. (a)	182,400	4,277,280
Netlogic Microsystems, Inc. (a)	152,600	6,867,000
Silicon Laboratories, Inc. (a)	142,500	6,606,300

		38,851,059

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Soft Drinks 0.8%
Hansen Natural Corp. (a)	211,000	$7,752,140

Specialty Stores 0.7%
Tractor Supply Co. (a)	136,700	6,619,014

Systems Software 2.8%
MICROS Systems, Inc. (a)	229,000	6,913,510
Rovi Corp. (a)	215,600	7,244,160
Sybase, Inc. (a)	185,200	7,204,280
TeleCommunication Systems, Inc., Class A (a)	509,422	4,258,768

		25,620,718

Trucking 0.8%
Landstar System, Inc.	186,000	7,079,160

Wireless Telecommunication Services 1.7%
SBA Communications Corp., Class A (a)	340,300	9,198,309
Syniverse Holdings, Inc. (a)	364,100	6,371,750

		15,570,059

Total Common Stocks 88.0%		816,772,794

Investment Companies 3.9%
iShares Russell 2000 Growth Index Fund	275,400	18,041,454
iShares Russell 2000 Index Fund	297,500	17,918,425

Total Investment Companies 3.9%		35,959,879

Total Long-Term Investments 91.9% (Cost $758,358,433)		852,732,673

Repurchase Agreements 8.1%
Banc of America Securities ($17,897,702 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $17,897,722)		17,897,702
JPMorgan Chase & Co. ($53,964,873 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $53, 964, 948)		53,964,873

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($3,010,425 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $3,010,425)	$3,010,425

Total Repurchase Agreements 8.1% (Cost $74,873,000)	74,873,000

Total Investments 100.0% (Cost $833,231,433)	927,605,673

Liabilities in Excess of Other Assets 0.0%	(221,510)

Net Assets 100.0%	$927,384,163

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks & Investment Companies
Advertising Total	$4,897,542	$—	$—	$4,897,542
Aerospace & Defense	11,465,019	—	—	11,465,019
Apparel Retail	14,103,662	—	—	14,103,662
Apparel, Accessories & Luxury Goods	20,602,896	—	—	20,602,896
Application Software	51,531,276	—	—	51,531,276
Auto Parts & Equipment	6,998,150	—	—	6,998,150
Biotechnology	28,232,882	—	—	28,232,882
Broadcasting & Cable TV	4,332,552	—	—	4,332,552
Casinos & Gaming	6,231,288	—	—	6,231,288
Commodity Chemicals	4,281,421	—	—	4,281,421
Communications Equipment	20,731,762	—	—	20,731,762

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Computer Storage & Peripherals	$13,622,572	$—	$—	$13,622,572
Construction & Engineering	12,834,043	—	—	12,834,043
Data Processing & Outsourced Services	16,372,945	—	—	16,372,945
Distributors	8,932,572	—	—	8,932,572
Diversified Chemicals	6,473,220	—	—	6,473,220
Diversified Commercial & Professional Services	7,067,568	—	—	7,067,568
Education Services	6,666,660	—	—	6,666,660
Electric Utilities	6,744,780	—	—	6,744,780
Electrical Components & Equipment	8,984,696	—	—	8,984,696
Electronic Equipment Manufacturers	6,989,382	—	—	6,989,382
Environmental & Facilities Services	6,735,924	—	—	6,735,924
Fertilizers & Agricultural Chemicals	6,695,905	—	—	6,695,905
Footwear	8,041,204	—	—	8,041,204
General Merchandise Stores	6,766,520	—	—	6,766,520
Health Care Distributors	6,902,646	—	—	6,902,646
Health Care Equipment	24,482,450	—	—	24,482,450
Health Care Facilities	20,389,203	—	—	20,389,203
Health Care Services	32,786,696	—	—	32,786,696
Health Care Supplies	7,239,480	—	—	7,239,480
Health Care Technology	19,145,001	—	—	19,145,001
Home Furnishings	6,911,206	—	—	6,911,206
Household Products	4,831,060	—	—	4,831,060
Housewares & Specialties	6,997,851	—	—	6,997,851
Human Resource & Employment Services	9,064,836	—	—	9,064,836
Internet Retail	7,318,490	—	—	7,318,490
Internet Software & Services	27,261,278	—	—	27,261,278
Investment Banking & Brokerage	22,658,046	—	—	22,658,046
Investment Companies	35,959,879	—	—	35,959,879
IT Consulting & Other Services	9,914,499	—	—	9,914,499
Leisure Facilities	6,269,175	—	—	6,269,175
Life Sciences Tools & Services	9,198,478	—	—	9,198,478
Marine Ports & Services	6,880,500	—	—	6,880,500
Metal & Glass Containers	9,743,850	—	—	9,743,850
Oil & Gas Equipment & Services	23,100,171	—	—	23,100,171
Oil & Gas Exploration & Production	22,995,598	—	—	22,995,598
Oil & Gas Refining & Marketing	6,874,010	—	—	6,874,010
Packaged Foods & Meats	27,161,813	—	—	27,161,813
Paper Packaging	10,774,633	—	—	10,774,633
Pharmaceuticals	18,947,958	—	—	18,947,958
Property & Casualty Insurance	17,395,124	—	—	17,395,124
Regional Banks	11,844,986	—	—	11,844,986
Reinsurance	7,213,766	—	—	7,213,766
Restaurants	12,093,587	—	—	12,093,587
Security & Alarm Services	6,884,644	—	—	6,884,644

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Semiconductor Equipment	$15,663,168	$—	$—	$15,663,168
Semiconductors	38,851,059	—	—	38,851,059
Soft Drinks	7,752,140	—	—	7,752,140
Specialty Stores	6,619,014	—	—	6,619,014
Systems Software	25,620,718	—	—	25,620,718
Trucking	7,079,160	—	—	7,079,160
Wireless Telecommunication Services	15,570,059	—	—	15,570,059
Short-Term Investments	—	74,873,000	—	74,873,000

Total Investments in an Asset Position	$852,732,673	$74,873,000	$—	$927,605,673

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $833,231,433)	$927,605,673
Cash	400
Receivables:
Investments Sold	12,527,671
Fund Shares Sold	4,384,007
Dividends	213,661
Interest	12,179
Other	82,006

Total Assets	944,825,597

Liabilities:
Payables:
Investments Purchased	14,494,958
Fund Shares Repurchased	1,794,011
Investment Advisory Fee	574,492
Distributor and Affiliates	264,736
Trustees’ Deferred Compensation and Retirement Plans	146,560
Accrued Expenses	166,677

Total Liabilities	17,441,434

Net Assets	$927,384,163

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,003,248,306
Net Unrealized Appreciation	94,374,240
Accumulated Net Investment Loss	(4,364,947)
Accumulated Net Realized Loss	(165,873,436)

Net Assets	$927,384,163

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $647,750,742 and 76,395,525 shares of beneficial interest issued and outstanding)	$8.48
Maximum sales charge (5.75%* of offering price)	0.52

Maximum offering price to public	$9.00

Class B Shares:
Net asset value and offering price per share (Based on net assets of $23,539,706 and 2,959,312 shares of beneficial interest issued and outstanding)	$7.95

Class C Shares:
Net asset value and offering price per share (Based on net assets of $55,685,193 and 7,034,105 shares of beneficial interest issued and outstanding)	$7.92

Class I Shares:
Net asset value and offering price per share (Based on net assets of $200,408,522 and 23,397,201 shares of beneficial interest issued and outstanding)	$8.57

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $820)	$761,207
Interest	47,694

Total Income	808,901

Expenses:
Investment Advisory Fee	2,847,720
Distribution (12b-1) and Service Fees
Class A	658,724
Class B	54,296
Class C	239,919
Transfer Agent Fees	928,137
Reports to Shareholders	76,467
Registration Fees	65,867
Accounting and Administrative Expenses	64,244
Professional Fees	42,124
Custody	23,869
Trustees’ Fees and Related Expenses	21,711
Other	13,566

Total Expenses	5,036,644
Less Credits Earned on Cash Balances	2,236

Net Expenses	5,034,408

Net Investment Loss	$(4,225,507)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$34,003,718
Foreign Currency Transactions	35,063

Net Realized Gain	34,038,781

Unrealized Appreciation/Depreciation:
Beginning of the Period	(21,116,616)
End of the Period	94,374,240

Net Unrealized Appreciation During the Period	115,490,856

Net Realized and Unrealized Gain	$149,529,637

Net Increase in Net Assets From Operations	$145,304,130

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Loss	$(4,225,507)	$(5,872,970)
Net Realized Gain/Loss	34,038,781	(177,125,868)
Net Unrealized Appreciation/Depreciation During the Period	115,490,856	(37,881,539)

Net Change in Net Assets from Investment Activities	145,304,130	(220,880,377)

From Capital Transactions:
Proceeds from Shares Sold	335,961,736	512,494,540
Cost of Shares Repurchased	(109,195,160)	(220,016,772)

Net Change in Net Assets from Capital Transactions	226,766,576	292,477,768

Net Change in Net Assets	372,070,706	71,597,391
Net Assets:
Beginning of the Period	555,313,457	483,716,066

End of the Period (Including accumulated net investment loss of $4,364,947 and $139,440, respectively)	$927,384,163	$555,313,457

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2009	2009	2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$6.93	$10.15	$10.70		$10.80	$7.98		$7.11

Net Investment Loss (a)	(0.04)	(0.09)	(0.10)		(0.09)	(0.10)		(0.09)
Net Realized and Unrealized Gain/Loss	1.59	(3.13)	0.29		(0.01)	2.92		0.96

Total from Investment Operations	1.55	(3.22)	0.19		(0.10)	2.82		0.87
Less Distributions from Net Realized Gain	-0-	-0-	0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$8.48	$6.93	$10.15		$10.70	$10.80		$7.98

Total Return* (b)	22.37% **	–31.72%	0.79%		–0.83%	35.21%		12.08%
Net Assets at End of the Period (In millions)	$647.8	$402.6	$317.6		$226.6	$146.9		$57.2
Ratio of Expenses to Average Net Assets* (c)	1.37%	1.40%	1.38%		1.47%	1.61%		1.60%
Ratio of Net Investment Loss to Average Net Assets*	(1.15% )	(1.00% )	(0.92%	)	(0.92% )	(1.06%	)	(1.15%	)
Portfolio Turnover	162% **	219%	194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A		N/A	1.63%		1.74%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A		N/A	(1.09%	)	(1.29%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2009		2009		2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$6.51		$9.59		$10.22		$10.39	$7.74		$6.95

Net Investment Loss (a)	(0.05)		(0.14)		(0.18)		(0.16)	(0.16)		(0.14)
Net Realized and Unrealized Gain/Loss	1.49		(2.94)		0.29		(0.01)	2.81		0.93

Total from Investment Operations	1.44		(3.08)		0.11		(0.17)	2.65		0.79
Less Distributions from Net Realized Gain	-0-		-0-		0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$7.95		$6.51		$9.59		$10.22	$10.39		$7.74

Total Return* (b)	22.12%	(c)**	–32.12%	(c)	0.03%		–1.64%	34.24%		11.37%
Net Assets at End of the Period (In millions)	$23.5		$22.0		$42.7		$50.6	$59.1		$43.7
Ratio of Expenses to Average Net Assets* (d)	1.60%	(c)	2.04%	(c)	2.14%		2.22%	2.36%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.39%	)(c)	(1.65%	)(c)	(1.68%	)	(1.68% )	(1.83%	)	(1.91%	)
Portfolio Turnover	162%	**	219%		194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A		N/A		N/A		N/A	2.39%		2.49%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A	(1.86%	)	(2.05%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class C Shares	2009	2009	2008		2007	2006		2005

Net Asset Value, Beginning of the Period	$6.50	$9.58	$10.21		$10.38	$7.73		$6.94

Net Investment Loss (a)	(0.07)	(0.14)	(0.18)		(0.16)	(0.16)		(0.14)
Net Realized and Unrealized Gain/Loss	1.49	(2.94)	0.29		(0.01)	2.81		0.93

Total from Investment Operations	1.42	(3.08)	0.11		(0.17)	2.65		0.79
Less Distributions from Net Realized Gain	-0-	-0-	0.74		-0-	-0-		-0-

Net Asset Value, End of the Period	$7.92	$6.50	$9.58		$10.21	$10.38		$7.73

Total Return* (b)	21.85% **	–32.15%	0.03%		–1.64%	34.28%		11.22%
Net Assets at End of the Period (In millions)	$55.7	$39.1	$42.4		$31.7	$28.0		$16.3
Ratio of Expenses to Average Net Assets* (c)	2.13%	2.14%	2.14%		2.22%	2.36%		2.35%
Ratio of Net Investment Loss to Average Net Assets*	(1.91% )	(1.75% )	(1.67%	)	(1.68% )	(1.83%	)	(1.91%	)
Portfolio Turnover	162% **	219%	194%		321%	277%		281%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A		N/A	2.39%		2.49%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A		N/A	(1.86%	)	(2.05%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 2, 2006
	Ended					(Commencement of
	September 30,	Year Ended March 31,				Operations) to
Class I Shares	2009	2009	2008		2007	March 31, 2006

Net Asset Value, Beginning of the Period	$6.99	$10.20	$10.74		$10.80	$10.00

Net Investment Loss (a)	(0.03)	(0.07)	(0.07)		(0.07)	(0.01)
Net Realized and Unrealized Gain/Loss	1.61	(3.14)	0.27		0.01	0.81

Total from Investment Operations	1.58	(3.21)	0.20		(0.06)	0.80
Less Distributions from Net Realized Gain	-0-	-0-	0.74		-0-	-0-

Net Asset Value, End of the Period	$8.57	$6.99	$10.20		$10.74	$10.80

Total Return* (b)	22.46% **	–31.47%	0.88%		–0.56%	8.00% **
Net Assets at End of the Period (In millions)	$200.4	$91.6	$81.0		$15.5	$0.1
Ratio of Expenses to Average Net Assets* (c)	1.13%	1.15%	1.14%		1.22%	1.36%
Ratio of Net Investment Loss to Average Net Assets*	(0.89% )	(0.75% )	(0.63%	)	(0.67% )	(0.68% )
Portfolio Turnover	162% **	219%	194%		321%	277%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A		N/A	1.42%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A		N/A	(0.75% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2006.

**	Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Small Cap Growth Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund’s investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $64,981,160, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$839,971,705

Gross tax unrealized appreciation	$100,753,377
Gross tax unrealized depreciation	(13,119,409)

Net tax unrealized appreciation on investments	$87,633,968

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
As of March 31, 2009, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $2,236 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the six months ended September 30, 2009, the Fund recognized expenses of approximately $15,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $44,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $264,000 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $66,900 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $432,825.

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $7,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $24,000. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	28,798,477	$221,383,119	44,536,423	$388,680,396
Class B	393,645	2,819,707	962,362	8,307,076
Class C	1,764,325	12,578,355	3,243,039	27,265,519
Class I	12,340,848	99,180,555	10,009,228	88,241,549

Total Sales	43,297,295	$335,961,736	58,751,052	$512,494,540

Repurchases:
Class A	(10,461,906)	$(81,995,621)	(17,778,305)	$(150,526,244)
Class B	(818,918)	(5,949,376)	(2,034,594)	(16,191,623)
Class C	(741,014)	(5,340,058)	(1,659,017)	(12,996,548)
Class I	(2,039,662)	(15,910,105)	(4,855,719)	(40,302,357)

Total Repurchases	(14,061,500)	$(109,195,160)	(26,327,635)	$(220,016,772)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2009, the Fund received redemption fees of approximately $29,300 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,286,179,032 and $1,091,213,246, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of

Van Kampen Small Cap Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $114,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Small Cap Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Small Cap Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

47, 247, 347, 647
SCGSAN 11/09
IU09-04908P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Small Cap Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Small Cap Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 6/21/99		since 6/21/99		since 6/21/99		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	8.83%	8.20%	8.18%	8.18%	8.02%	8.02%	3.93%

10-Year	9.46	8.81	8.81	8.81	8.66	8.66	—

5-Year	6.67	5.42	6.14	5.95	5.90	5.90	—

1-Year	1.18	–4.64	1.03	–3.97	0.43	–0.57	1.45

6-month	46.23	37.87	46.29	41.29	45.87	44.87	46.52

Gross Expense Ratio	1.34%		2.10%		2.10%		1.09%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

In stark contrast to the falling market of 2008 and early 2009, the market posted robust gains for the six-month period ended September 30, 2009. In early March, several positive announcements led the market to rally. On the corporate front, investors welcomed merger and acquisition activity in the pharmaceuticals industry, improved retail sales numbers, and reports of profitability at two large banks. The Treasury publicized a plan to buy banks’ distressed assets, while the Fed announced it would purchase over $300 billion in Treasuries and over $1 trillion of government-backed mortgage securities. Both of these announcements received positive responses from the market. The rally extended into April and May as investors became more optimistic about potential economic stabilization, with employment, retail sales, and consumer sentiment data steadying or improving. Investors also appeared more willing to overlook negative news, such as the H1N1 (swine flu) virus and Chrysler’s and GM’s bankruptcy filings.

June saw a temporary pause in the market’s appreciation. Oil and commodity prices rose, the U.S. dollar fell, and unemployment remained high. Borrowing costs also increased. These conditions stoked inflation fears and a debate on whether policy makers would be able or willing to raise interest rates in the future. However, in July, corporate earnings reports for the second quarter of 2009 beat expectations in a number of industries, bolstering investor sentiment and leading the market to resume its rally. Throughout August and September, economic news remained mixed, although tilted toward the positive. Consumer confidence rose, the Conference Board’s index of leading economic indicators was also up for the fifth consecutive month, and second quarter gross domestic product was better than expected. Second quarter corporate earnings reports showed some improvements from the first quarter, and third quarter earnings were expected to be even better. Initial public offerings and merger and acquisition activity also resumed during the period. Conversely, the housing market and health of the banking industry remained causes for concern, particularly with the unemployment rate still hovering near 10 percent. Nevertheless, investors seemed to place more emphasis on the positive news than the negative news, which sustained the market’s upward momentum through the end of the period.

In the rally, lower-quality, speculative stocks were among the best performers, particularly in the small- and mid-cap markets, which is typical when investors believe the market is on the verge of a turnaround. Small- and mid-cap stocks outperformed large-cap stocks during the six-month period, although all three segments had strong double-digit returns. Within the Russell 2000® Value Index, cyclical sectors, which are more sensitive to changes in economic activity, led performance. The energy, consumer discretionary, and technology sectors posted the highest gains as investors anticipated an economic recovery and a subsequent increase in spending by consumers and businesses. Anticipation of higher oil prices

2

also helped propel the energy sector. Defensive sectors, such as utilities and consumer staples, underperformed as investors sought stocks with more leverage to a rebounding economy. Financial services also finished among the bottom three performing sectors. Despite posting strong gains in some months, the sector appeared to be overshadowed by ongoing bank failures. Small banks, unlike their large-cap counterparts receiving government assistance, were not deemed “too big to fail,” and bankruptcies among these smaller players continued at a high rate.

Performance Analysis

All share classes of Van Kampen Small Cap Value Fund outperformed the Russell 2000® Value Index (the “Index”) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

				Russell 2000®
Class A	Class B	Class C	Class I	Value Index

46.23%	46.29%	45.87%	46.52%	44.79%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The top contributors to the Fund’s performance relative to the Index during the period were the financial services, consumer staples and health care sectors.

•	In financial services, stock selection and an underweight in the sector were additive. In particular, the Fund held an underweight position in the struggling banking industry, as well as benefited from holdings with less exposure to the credit crisis including insurance companies, a timber real estate company, and an aircraft leasing firm.

•	Relative gains were also driven by stock selection in the consumer staples sector. Although the Fund held only two stocks within the sector, a vitamin manufacturer and a food ingredients processor, both performed well for company-specific reasons.

•	Stock selection in the health care sector was another area of strength, with nearly every holding contributing positively to relative performance. The portfolio’s health care stocks represent a range of industries, and strong stock picking across the board bolstered relative returns.

However, performance was less favorable elsewhere during the period.

•	Stock selection and an underweight in consumer discretionary detracted the most from relative performance. Although the portfolio had been overweight in the sector for some time, the Russell 2000® Value Index recently shifted the business

3

services industry from the consumer discretionary sector into the producer durables sector. This reclassification caused the portfolio to now appear underweight relative to the Index weight in consumer discretionary. On an individual stock basis, the Fund’s holdings performed well, but lagged behind the much stronger gains of other stocks within the sector. Stocks with high exposure to consumer spending outperformed as investors began to anticipate an economic recovery; however, the Fund held fewer of these types of companies.

•	In the technology sector, stock selection was disadvantageous during the period. As with the consumer discretionary sector, the portfolio’s technology holdings had solid returns during the period but did not keep pace with higher-flying stocks within the sector. While the portfolio was tilted toward more defensive industries such as software and services, and wireless telecom, stocks with greater economic sensitivity such as semiconductors and hardware were the better performers.

•	Stock selection in the producer durables sector also dampened relative performance. With the aforementioned sector reclassification by the Index, producer durables now includes the business services segment. The portfolio’s business services holdings underperformed the Index during the period, despite the segment’s modestly positive returns.

Market Outlook

During the period, the portfolio’s sector weights did not change dramatically. The financial services sector remained significantly underweight relative to the Index, particularly in banks and REITs (although insurance remained overweighted). At the end of the period, other relative underweights included consumer discretionary and to a lesser extent the energy and utilities sectors. The largest relative overweights continued to be in health care and technology. The producer durables sector now represents an overweight as well, due to the reclassification of the business services industry by the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 9/30/09 (Unaudited)

MAXIMUS, Inc.	4.1%
AAR Corp.	3.1
HEALTHSOUTH Corp.	2.9
PharMerica Corp.	2.5
AerCap Holdings N.V.	2.4
Zep, Inc.	2.3
ProAssurance Corp.	2.3
Perrigo Co.	2.3
Syniverse Holdings, Inc.	2.3
NBTY, Inc.	2.2

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Aerospace & Defense	8.0%
IT Consulting & Other Services	7.4
Property & Casualty Insurance	6.6
Reinsurance	5.7
Specialty Chemicals	3.0
Health Care Facilities	2.9
Electronic Equipment Manufacturers	2.7
Construction & Engineering	2.7
Communications Equipment	2.7
Health Care Distributors	2.5
Pharmaceuticals	2.3
Wireless Telecommunication Services	2.3
Air Freight & Logistics	2.2
Personal Products	2.2
Metal & Glass Containers	2.2
Agricultural Products	2.2
Application Software	2.1
Oil & Gas Equipment & Services	2.0
Life & Health Insurance	1.9
Restaurants	1.7
Life Sciences Tools & Services	1.7
Security & Alarm Services	1.6
Thrifts & Mortgage Finance	1.5
Specialized REIT’s	1.5
Paper Packaging	1.4
Household Products	1.4
Real Estate Development	1.3
Health Care Services	1.3
Electric Utilities	1.2
Diversified Commercial & Professional Services	1.2
Multi-Utilities	1.2
Electrical Components & Equipment	1.1
Office Electronics	1.1
Semiconductors	1.1
Regional Banks	1.0
Apparel, Accessories & Luxury Goods	1.0
Publishing	1.0
Gas Utilities	0.9
Health Care Technology	0.9
Apparel Retail	0.9
(continued on next page)

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Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Data Processing & Outsourced Services	0.9
Advertising	0.8
Leisure Products	0.8
Household Appliances	0.8
Industrial Machinery	0.7
Health Care Equipment	0.6
Building Products	0.4

Total Long-Term Investments	94.6
Total Repurchase Agreements	5.2

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,462.34	$8.09
Hypothetical	1,000.00	1,018.50	6.63
(5% annual return before expenses)

Class B
Actual	1,000.00	1,462.94	8.40
Hypothetical	1,000.00	1,018.25	6.88
(5% annual return before expenses)

Class C
Actual	1,000.00	1,458.72	12.76
Hypothetical	1,000.00	1,014.69	10.45
(5% annual return before expenses)

Class I
Actual	1,000.00	1,465.21	6.55
Hypothetical	1,000.00	1,019.75	5.37
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, 1.36%, 2.07% and 1.06% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that

10

approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

11

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 93.7%
Advertising 0.8%
Arbitron, Inc.	243,300	$5,050,908

Aerospace & Defense 8.0%
AAR Corp. (a)	890,590	19,539,544
AerCap Holdings N.V. (Netherlands) (a)	1,692,840	15,354,059
HEICO CORP., Class A	51,000	1,729,410
Moog, Inc., Class A (a)	289,700	8,546,150
Spirit AeroSystems Holdings, Inc., Class A (a)	343,100	6,196,386

		51,365,549

Agricultural Products 2.2%
Corn Products International, Inc.	485,700	13,852,164

Air Freight & Logistics 2.2%
Forward Air Corp.	313,600	7,259,840
UTI Worldwide, Inc. (British Virgin Islands)	484,300	7,012,664

		14,272,504

Apparel, Accessories & Luxury Goods 1.0%
Maidenform Brands, Inc. (a)	387,890	6,229,513

Apparel Retail 0.9%
Stage Stores, Inc.	429,125	5,561,460

Application Software 1.2%
Informatica Corp. (a)	325,800	7,356,564

Building Products 0.4%
Quanex Building Products Corp.	178,700	2,566,132

Communications Equipment 2.7%
ADTRAN, Inc.	174,600	4,286,430
Avocent Corp. (a)	150,500	3,050,635
Tekelec (a)	598,876	9,839,533

		17,176,598

Construction & Engineering 2.7%
Aecom Technology Corp. (a)	172,900	4,692,506
Orion Marine Group, Inc. (a)	235,360	4,834,294
Stantec, Inc. (Canada) (a)	306,300	7,688,130

		17,214,930

Data Processing & Outsourced Services 0.9%
Broadridge Financial Solutions, Inc.	273,500	5,497,350

Diversified Commercial & Professional Services 1.2%
Brink’s Co.	285,900	7,693,569

13
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Electric Utilities 1.2%
ALLETE, Inc.	230,400	$7,734,528

Electrical Components & Equipment 1.1%
Polypore International, Inc. (a)	568,561	7,340,123

Electronic Equipment Manufacturers 2.7%
Checkpoint Systems, Inc. (a)	666,300	10,953,972
Rogers Corp. (a)	210,939	6,321,842

		17,275,814

Gas Utilities 0.9%
UGI Corp.	238,200	5,969,292

Health Care Distributors 2.5%
PharMerica Corp. (a)	866,624	16,093,208

Health Care Equipment 0.6%
Hill-Rom Holdings, Inc.	190,800	4,155,624

Health Care Facilities 2.9%
HEALTHSOUTH Corp. (a)	1,187,300	18,569,372

Health Care Services 1.3%
ICON PLC—ADR (Ireland) (a)	331,800	8,125,782

Health Care Technology 0.9%
Allscripts-Misys Healthcare Solutions, Inc.	292,500	5,928,975

Household Appliances 0.8%
Snap-On, Inc.	139,500	4,849,020

Household Products 1.4%
Central Garden & Pet Co. (a)	462,842	5,438,393
Central Garden & Pet Co., Class A (a)	295,019	3,224,558

		8,662,951

Industrial Machinery 0.7%
John Bean Technologies Corp.	244,700	4,446,199

IT Consulting & Other Services 7.4%
Acxiom Corp. (a)	813,931	7,699,787
Gartner, Inc. (a)	421,900	7,708,113
MAXIMUS, Inc.	555,263	25,875,256
Ness Technologies, Inc. (a)	766,600	6,048,474

		47,331,630

Leisure Products 0.8%
Polaris Industries, Inc.	119,800	4,885,444

14
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Life & Health Insurance 1.9%
Conseco, Inc. (a)	2,259,200	$11,883,392

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc., Class A (a)	116,757	10,727,633

Metal & Glass Containers 2.2%
Pactiv Corp. (a)	282,500	7,359,125
Silgan Holdings, Inc.	124,400	6,559,612

		13,918,737

Multi-Utilities 1.2%
Avista Corp.	377,200	7,626,984

Office Electronics 1.1%
Zebra Technologies Corp., Class A (a)	280,100	7,262,993

Oil & Gas Equipment & Services 2.0%
Exterran Holdings, Inc. (a)	244,893	5,813,760
Superior Energy Services, Inc. (a)	296,220	6,670,874

		12,484,634

Paper Packaging 1.4%
Rock-Tenn Co., Class A	196,700	9,266,537

Personal Products 2.2%
NBTY, Inc. (a)	359,300	14,221,094

Pharmaceuticals 2.3%
Perrigo Co.	435,255	14,794,317

Property & Casualty Insurance 6.6%
AmTrust Financial Services, Inc.	546,000	6,229,860
Argo Group International Holdings, Ltd. (Bermuda) (a)	335,400	11,296,272
Employers Holdings, Inc.	635,000	9,829,800
ProAssurance Corp. (a)	286,799	14,968,040

		42,323,972

Publishing 1.0%
Dolan Media Co. (a)	513,100	6,152,069

Real Estate Development 1.3%
Forestar Group, Inc. (a)	493,996	8,486,851

Regional Banks 1.0%
MB Financial, Inc.	314,010	6,584,790

Reinsurance 5.7%
Max Capital Group, Ltd. (Bermuda)	558,400	11,933,008
Platinum Underwriters Holdings, Ltd. (Bermuda)	354,600	12,708,864

15
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Reinsurance (Continued)
Reinsurance Group of America, Inc.	161,400	$7,198,440
Validus Holdings, Ltd. (Bermuda)	179,100	4,620,780

		36,461,092

Restaurants 1.7%
AFC Enterprises, Inc. (a)	503,777	4,241,802
Denny’s Corp. (a)	2,598,030	6,910,760

		11,152,562

Security & Alarm Services 1.6%
Brink’s Home Security Holdings, Inc. (a)	328,900	10,126,831

Semiconductors 1.1%
Microsemi Corp. (a)	433,500	6,844,965

Specialized REIT’s 1.5%
Potlatch Corp.	332,300	9,453,935

Specialty Chemicals 3.0%
Cytec Industries, Inc.	122,500	3,977,575
Zep, Inc.	921,399	14,972,734

		18,950,309

Thrifts & Mortgage Finance 1.5%
First Niagara Financial Group, Inc.	371,500	4,580,595
Provident New York Bancorp	556,065	5,310,421

		9,891,016

Wireless Telecommunication Services 2.3%
Syniverse Holdings, Inc. (a)	827,100	14,474,250

Total Common Stocks 93.7%		598,294,166

Convertible Corporate Obligations 0.9%
Application Software 0.9%
Epicor Software Corp. ($7,038,000 par, 2.38% coupon, maturing 05/15/27)		5,700,780

Total Long-Term Investments 94.6% (Cost $517,225,448)		603,994,946

16
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 5.2%
Banc of America Securities ($7,863,486 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $7,863,495)	$7,863,486
JPMorgan Chase & Co. ($23,709,862 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $23,709,895)	23,709,862
State Street Bank & Trust Co. ($1,322,652 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $1,322,652)	1,322,652

Total Repurchase Agreements 5.2% (Cost $32,896,000)	32,896,000

Total Investments 99.8% (Cost $550,121,448)	636,890,946

Other Assets in Excess of Liabilities 0.2%	1,481,615

Net Assets 100.0%	$638,372,561

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

17
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Common Stocks
Advertising	$5,050,908	$—	$—	$5,050,908
Aerospace & Defense	51,365,549	—	—	51,365,549
Agricultural Products	13,852,164	—	—	13,852,164
Air Freight & Logistics	14,272,504	—	—	14,272,504
Apparel, Accessories & Luxury Goods	6,229,513	—	—	6,229,513
Apparel Retail	5,561,460	—	—	5,561,460
Application Software	7,356,564	—	—	7,356,564
Building Products	2,566,132	—	—	2,566,132
Communications Equipment	17,176,598	—	—	17,176,598
Construction & Engineering	17,214,930	—	—	17,214,930
Data Processing & Outsourced Services	5,497,350	—	—	5,497,350
Diversified Commercial & Professional Services	7,693,569	—	—	7,693,569
Electric Utilities	7,734,528	—	—	7,734,528
Electrical Components & Equipment	7,340,123	—	—	7,340,123
Electronic Equipment Manufacturers	17,275,814	—	—	17,275,814
Gas Utilities	5,969,292	—	—	5,969,292
Health Care Distributors	16,093,208	—	—	16,093,208
Health Care Equipment	4,155,624	—	—	4,155,624
Health Care Facilities	18,569,372	—	—	18,569,372
Health Care Services	8,125,782	—	—	8,125,782
Health Care Technology	5,928,975	—	—	5,928,975
Household Appliances	4,849,020	—	—	4,849,020
Household Products	8,662,951	—	—	8,662,951
Industrial Machinery	4,446,199	—	—	4,446,199
IT Consulting & Other Services	47,331,630	—	—	47,331,630
Leisure Products	4,885,444	—	—	4,885,444
Life & Health Insurance	11,883,392	—	—	11,883,392
Life Sciences Tools & Services	10,727,633	—	—	10,727,633
Metal & Glass Containers	13,918,737	—	—	13,918,737
Multi-Utilities	7,626,984	—	—	7,626,984
Office Electronics	7,262,993	—	—	7,262,993
Oil & Gas Equipment & Services	12,484,634	—	—	12,484,634

18
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Paper Packaging	$9,266,537	$—	$—	$9,266,537
Personal Products	14,221,094	—	—	14,221,094
Pharmaceuticals	14,794,317	—	—	14,794,317
Property & Casualty Insurance	42,323,972	—	—	42,323,972
Publishing	6,152,069	—	—	6,152,069
Real Estate Development	8,486,851	—	—	8,486,851
Regional Banks	6,584,790	—	—	6,584,790
Reinsurance	36,461,092	—	—	36,461,092
Restaurants	11,152,562	—	—	11,152,562
Security & Alarm Services	10,126,831	—	—	10,126,831
Semiconductors	6,844,965	—	—	6,844,965
Specialized REIT’s	9,453,935	—	—	9,453,935
Specialty Chemicals	18,950,309	—	—	18,950,309
Thrifts & Mortgage Finance	9,891,016	—	—	9,891,016
Wireless Telecommunication Services	14,474,250	—	—	14,474,250
Convertible Corporate Obligations	—	5,700,780	—	5,700,780
Repurchase Agreements	—	32,896,000	—	32,896,000

Total Investments in an Asset Position	$598,294,166	$38,596,780	$—	$636,890,946

19
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $550,121,448)	$636,890,946
Cash	903
Receivables:
Fund Shares Sold	3,654,297
Investments Sold	3,190,339
Dividends	237,604
Interest	63,189
Other	81,462

Total Assets	644,118,740

Liabilities:
Payables:
Investments Purchased	3,615,181
Fund Shares Repurchased	1,150,760
Investment Advisory Fee	334,351
Distributor and Affiliates	185,411
Trustees’ Deferred Compensation and Retirement Plans	154,066
Accrued Expenses	306,410

Total Liabilities	5,746,179

Net Assets	$638,372,561

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$605,425,856
Net Unrealized Appreciation	86,769,498
Accumulated Undistributed Net Investment Income	(1,170,869)
Accumulated Net Realized Loss	(52,651,924)

Net Assets	$638,372,561

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $427,087,222 and 30,545,253 shares of beneficial interest issued and outstanding)	$13.98
Maximum sales charge (5.75%* of offering price)	0.85

Maximum offering price to public	$14.83

Class B Shares:
Net asset value and offering price per share (Based on net assets of $50,169,157 and 3,909,505 shares of beneficial interest issued and outstanding)	$12.83

Class C Shares:
Net asset value and offering price per share (Based on net assets of $82,872,068 and 6,517,571 shares of beneficial interest issued and outstanding)	$12.72

Class I Shares:
Net asset value and offering price per share (Based on net assets of $78,244,114 and 5,547,092 shares of beneficial interest issued and outstanding)	$14.11

*	On sales of $50,000 or more, the sales charge will be reduced.

20
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$2,007,134
Interest	107,184

Total Income	2,114,318

Expenses:
Investment Advisory Fee	1,644,416
Distribution (12b-1) and Service Fees
Class A	408,536
Class B	65,097
Class C	335,105
Transfer Agent Fees	731,285
Registration Fees	56,958
Reports to Shareholders	51,652
Accounting and Administrative Expenses	48,590
Professional Fees	36,028
Custody	24,409
Trustees’ Fees and Related Expenses	15,046
Other	10,396

Total Expenses	3,427,518
Less Credits Earned on Cash Balances	425

Net Expenses	3,427,093

Net Investment Loss	$(1,312,775)

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(16,026,494)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(107,241,381)
End of the Period	86,769,498

Net Unrealized Appreciation During the Period	194,010,879

Net Realized and Unrealized Gain	$177,984,385

Net Increase in Net Assets From Operations	$176,671,610

21
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income/Loss	$(1,312,775)	$1,137,243
Net Realized Loss	(16,026,494)	(33,207,118)
Net Unrealized Appreciation/Depreciation During the Period	194,010,879	(138,666,706)

Change in Net Assets from Operations	176,671,610	(170,736,581)

Distributions from Net Investment Income:
Class A Shares	-0-	(627,803)
Class B Shares	-0-	(58,155)
Class C Shares	-0-	-0-
Class I Shares	-0-	(173,726)

	-0-	(859,684)

Distributions from Net Realized Gain:
Class A Shares	-0-	(874,666)
Class B Shares	-0-	(191,947)
Class C Shares	-0-	(225,820)
Class I Shares	-0-	(121,461)

	-0-	(1,413,894)

Total Distributions	-0-	(2,273,578)

Net Change in Net Assets from Investment Activities	176,671,610	(173,010,159)

From Capital Transactions:
Proceeds from Shares Sold	195,092,320	262,571,176
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	2,012,465
Cost of Shares Repurchased	(79,270,312)	(171,499,706)

Net Change in Net Assets from Capital Transactions	115,822,008	93,083,935

Total Increase/Decrease in Net Assets	292,493,618	(79,926,224)
Net Assets:
Beginning of the Period	345,878,943	425,805,167

End of the Period (Including accumulated undistributed net investment income of $(1,170,869) and $141,906, respectively)	$638,372,561	$345,878,943

22
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2009	2009	2008	2007		2006	2005

Net Asset Value, Beginning of the Period	$9.56	$14.41	$17.57	$18.23		$17.17	$16.28

Net Investment Income/Loss (a)	(0.03)	0.05	(0.03)	(0.03)		0.03	(0.05)
Net Realized and Unrealized Gain/Loss	4.45	(4.83)	(1.49)	2.91		3.52	1.52

Total from Investment Operations	4.42	(4.78)	(1.52)	2.88		3.55	1.47

Less:
Distributions from Net Investment Income	-0-	0.03	-0-	-0-		-0-	-0-
Distributions from Net Realized Gain	-0-	0.04	1.64	3.54		2.49	0.58

Total Distributions	-0-	0.07	1.64	3.54		2.49	0.58

Net Asset Value, End of the Period	$13.98	$9.56	$14.41	$17.57		$18.23	$17.17

Total Return (b)	46.23% *	–33.21%	–9.31%	16.70%		22.13%	9.12%
Net Assets at End of the Period (In millions)	$427.1	$225.0	$248.2	$192.7		$154.4	$202.2
Ratio of Expenses to Average Net Assets	1.31%	1.34%	1.29%	1.32%		1.38%	1.45%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.45% )	0.40%	(0.21% )	(0.16%	)	0.14%	(0.30%	)
Portfolio Turnover	16% *	63%	46%	53%		40%	40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2009		2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$8.77		$13.24		$16.35		$17.30		$16.53		$15.81

Net Investment Income/Loss (a)	(0.03)		0.02		(0.11)		(0.16)		(0.12)		(0.17)
Net Realized and Unrealized Gain/Loss	4.09		(4.44)		(1.36)		2.75		3.38		1.47

Total from Investment Operations	4.06		(4.42)		(1.47)		2.59		3.26		1.30

Less:
Distributions from Net Investment Income	-0-		0.01		-0-		-0-		-0-		-0-
Distributions from Net Realized Gain	-0-		0.04		1.64		3.54		2.49		0.58

Total Distributions	-0-		0.05		1.64		3.54		2.49		0.58

Net Asset Value, End of the Period	$12.83		$8.77		$13.24		$16.35		$17.30		$16.53

Total Return (b)	46.29%	(c)*	–33.39%	(c)	–9.64%	(c)	15.81%		21.19%		8.31%
Net Assets at End of the Period (In millions)	$50.2		$38.0		$78.6		$115.1		$116.4		$131.4
Ratio of Expenses to Average Net Assets	1.36%	(c)	1.51%	(c)	1.73%	(c)	2.08%		2.15%		2.21%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.51%	)(c)	0.16%	(c)	(0.68%	)(c)	(0.92%	)	(0.70%	)	(1.06%	)
Portfolio Turnover	16%	*	63%		46%		53%		40%		40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

24
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class C Shares	2009	2009	2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$8.72	$13.23	$16.38	$17.33		$16.55		$15.83

Net Investment Loss (a)	(0.07)	(0.04)	(0.15)	(0.16)		(0.11)		(0.16)
Net Realized and Unrealized Gain/Loss	4.07	(4.43)	(1.36)	2.75		3.38		1.46

Total from Investment Operations	4.00	(4.47)	(1.51)	2.59		3.27		1.30
Less Distributions from Net Realized Gain	-0-	0.04	1.64	3.54		2.49		0.58

Net Asset Value, End of the Period	$12.72	$8.72	$13.23	$16.38		$17.33		$16.55

Total Return (b)	45.87% *	–33.76%	–9.95%	15.78%	(c)	21.23%	(c)	8.30%	(c)
Net Assets at End of the Period (In millions)	$82.9	$50.5	$64.5	$42.7		$36.7		$38.0
Ratio of Expenses to Average Net Assets	2.07%	2.10%	2.04%	2.07%	(c)	2.12%	(c)	2.16%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.21% )	(0.36% )	(0.95% )	(0.91%	)(c)	(0.67%	(c)	(1.01%	)(c)
Portfolio Turnover	16% *	63%	46%	53%		40%		40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

25
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				August 12, 2005
	Ended				(Commencement
	September 30,	Year Ended March 31,			of Operations) to
Class I Shares	2009	2009	2008	2007	March 31, 2006

Net Asset Value, Beginning of the Period	$9.63	$14.53	$17.66	$18.26	$18.68

Net Investment Income/Loss (a)	(0.01)	0.08	0.02	0.01	(0.01)
Net Realized and Unrealized Gain/Loss	4.49	(4.88)	(1.51)	2.93	2.08

Total from Investment Operations	4.48	(4.80)	(1.49)	2.94	2.07

Less:
Distributions from Net Investment Income	-0-	0.06	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-	0.04	1.64	3.54	2.49

Total Distributions	-0-	0.10	1.64	3.54	2.49

Net Asset Value, End of the Period	$14.11	$9.63	$14.53	$17.66	$18.26

Total Return (b)	46.52% *	–33.09%	–9.03%	16.96%	12.42% *
Net Assets at End of the Period (In millions)	$78.2	$32.4	$34.5	$8.8	$9.8
Ratio of Expenses to Average Net Assets	1.06%	1.09%	1.06%	1.07%	1.13%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.19% )	0.63%	0.12%	0.08%	(0.11% )
Portfolio Turnover	16% *	63%	46%	53%	40%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26
See Notes to Financial Statements

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Small Cap Value Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157),  defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

27

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an

28

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

accumulated capital loss carryforward for tax purposes of $6,768,187, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$553,987,465

Gross tax unrealized appreciation	$117,895,372
Gross tax unrealized depreciation	(34,991,891)

Net tax unrealized appreciation on investments	$82,903,481

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$859,684
Long-term capital gain	1,413,894

$2,273,578

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$296,379
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $425 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

29

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.670%
Next $500 million	0.645%
Over $1 billion	0.620%

For the six months ended September 30, 2009, the Fund recognized expenses of approximately $10,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $35,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $239,500 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $72,100 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year

30

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $14,723.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $73,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $26,300. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	10,980,098	$134,482,442	14,711,727	$183,785,633
Class B	539,762	6,006,667	743,855	8,676,124
Class C	1,460,904	16,356,337	2,514,293	29,103,035
Class I	3,091,790	38,246,874	3,416,954	41,006,384

Total Sales	16,072,554	$195,092,320	21,386,829	$262,571,176

Dividend Reinvestment:
Class A	-0-	$-0-	135,356	$1,353,561
Class B	-0-	-0-	25,722	236,130
Class C	-0-	-0-	17,511	160,224
Class I	-0-	-0-	26,098	262,550

Total Dividend Reinvestment	-0-	$-0-	204,687	$2,012,465

Repurchases:
Class A	(3,984,071)	$(49,537,672)	(8,515,746)	$(99,288,738)
Class B	(958,073)	(10,733,630)	(2,380,146)	(27,030,544)
Class C	(732,745)	(8,010,229)	(1,618,764)	(16,633,785)
Class I	(910,770)	(10,988,781)	(2,450,688)	(28,546,639)

Total Repurchases	(6,585,659)	$(79,270,312)	(14,965,344)	$(171,499,706)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended September 30, 2009, the Fund received redemption fees of approximately $11,100, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

31

Van Kampen Small Cap Value Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $172,831,259 and $73,010,832, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $170,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

32

Van Kampen Small Cap Value Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
 David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Small Cap Value Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

78, 178, 278, 678
SCVSAN 11/09
IU09-04997P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Value Opportunities Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Value Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 6/25/01		since 6/25/01		since 6/25/01		since 3/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.23%	0.51%	0.50%	0.50%	0.47%	0.47%	–2.50%

5-Year	–1.02	–2.20	–1.78	–2.01	–1.77	–1.77	—

1-Year	–2.68	–8.29	–3.51	–8.34	–3.47	–4.43	–2.47

6-Month	39.73	31.61	39.09	34.09	39.09	38.09	39.79

Gross Expense Ratio	1.41%		2.17%		2.17%		1.17%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end, as outlined in the fund’s current prospectus.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

The stock market rebounded strongly in the six-month period ended September 30, 2009, returning 34.02 percent, as measured by the S&P 500® Index. The financial crisis that began in September 2008 and the deepening economic recession had caused a substantial decline in stock prices from September of last year through March of 2009. However, equities began a large rally from depressed valuation levels in early March that continued through the end of the period due to several factors:

•	The risk of a depression was substantially reduced as a number of key economic data points appeared to stabilize.

•	The financial system strengthened as some participants reduced leverage, substantially so in some cases. In addition, large capital raisings by some banks further improved the stability of the financial system.

•	Corporate earnings continued to exceed analysts’ expectations in the second and third quarters as aggressive cost-cutting measures helped bolster profit margins.

•	The Federal Reserve kept its interest rate near zero through the end of the third quarter and sounded more optimistic about the economy’s prospects, which bolstered investor confidence that the recession was near an end.

•	However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

While we have seen some improvements, we believe the economy still faces some real risks and challenges. Probably the greatest headwind is from reduced consumer spending. In recent years, the American consumer has been spending too much, in our view. In fact, for a brief time last August, the American consumer spent more than they made in income. Today, with the shock of the economic downturn and reduced stock portfolio and home value wealth, the consumer is spending less and saving more. Although it is not a certainty, we believe that this pattern of relatively more savings and relatively less spending is likely to continue. Paradoxically, higher savings and lower spending will be good for the nation over the long term but are likely to dampen economic growth over the near term.

2

Performance Analysis

All share classes of Van Kampen Value Opportunities Fund outperformed the Russell 1000® Value Index (the “Index”) and the S&P 500® Index for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

				Russell 1000®
Class A	Class B	Class C	Class I	Value Index	S&P 500® Index

39.73%	39.09%	39.09%	39.79%	37.99%	34.02%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The primary contributors to the Fund’s outperformance relative to the Index were in the basic materials, consumer discretionary, and energy sectors.

•	The Fund’s overweight position in the basic materials sector was the most additive to relative performance. A long-held position in a paper and forest products company began to see a performance turnaround as the company returned excess cash to shareholders, renegotiated debt and generally was well managed during difficult operating conditions.

•	An overweight position in consumer discretionary was also advantageous. Within the sector, media stocks helped performance. In our view, these media stocks are attractively valued and may benefit from an improvement in the advertising environment. However, a large percentage of the companies’ revenues are driven by more stable sources such as cable networks. In addition, the companies have improved capital allocation as they have made fewer acquisitions than they did years ago.

•	The energy sector provided relative gains as well. We have been building the Fund’s energy position on a stock-by-stock basis since October 2008, but the sector remained underweight relative to the Index as of period end.

Although the Fund outperformed the Index, a few positions dampened relative performance.

•	Within the financials sector, holdings in diversified financial services (i.e., large banks) were the largest detractors from relative performance. Furthermore, performance was weak across the whole financial sector, including the Fund’s holdings in insurance stocks.

•	The industrials sector also had a negative effect on performance. The sector performed well during the period, and the Fund’s underweight allocation muted its gains relative to the Index.

3

Market Outlook

In closing, we thank you for the trust that you have placed in us. We remain committed to earning that trust by continuing to position the Fund from the bottom up, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 9/30/09 (Unaudited)

Aspen Insurance Holdings Ltd.	5.1%
Hanesbrands, Inc.	4.5
Flagstone Reinsurance Holdings Ltd.	4.4
Comcast Corp., Class A	4.1
Chubb Corp.	4.0
Viacom, Inc., Class B	3.9
eBay, Inc.	3.2
Allied World Assurance Co. Holdings Ltd.	3.2
International Paper Co.	3.1
Schering-Plough Corp.	3.1

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Property & Casualty Insurance	14.6%
Pharmaceuticals	8.7
Paper Products	5.9
Movies & Entertainment	5.6
Integrated Oil & Gas	5.1
Apparel, Accessories & Luxury Goods	4.5
Reinsurance	4.4
Broadcasting & Cable TV	4.1
Integrated Telecommunication Services	4.0
Packaged Foods & Meats	3.9
Internet Software & Services	3.2
Department Stores	2.8
Life & Health Insurance	2.6
Soft Drinks	2.4
Computer Hardware	2.1
Hypermarkets & Super Centers	2.0
Other Diversified Financial Services	1.7
Asset Management & Custody Banks	1.7
Oil & Gas Equipment & Services	1.5
Communications Equipment	1.4
Semiconductors	1.3
Aluminum	1.3
Drug Retail	1.3
Industrial Conglomerates	1.3
Electronic Equipment Manufacturers	1.1
Household Products	1.1
Broadcasting—Diversified	1.0
Diversified Chemicals	0.9
Managed Health Care	0.9
Diversified Banks	0.9
Health Care Distributors	0.8
Electrical Components & Equipment	0.5

Total Long-Term Investments	94.6
Total Repurchase Agreements	5.8

Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,397.26	$9.13
Hypothetical	1,000.00	1,017.45	7.69
(5% annual return before expenses)

Class B
Actual	1,000.00	1,390.92	13.73
Hypothetical	1,000.00	1,013.59	11.56
(5% annual return before expenses)

Class C
Actual	1,000.00	1,390.92	13.55
Hypothetical	1,000.00	1,013.74	11.41
(5% annual return before expenses)

Class I
Actual	1,000.00	1,397.94	7.63
Hypothetical	1,000.00	1,018.70	6.43
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.52%, 2.29%, 2.26% and 1.27% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class C shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that

9

approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s

10

expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 94.6%
Aluminum 1.3%
Alcoa, Inc.	124,200	$1,629,504

Apparel, Accessories & Luxury Goods 4.5%
Hanesbrands, Inc. (a)	253,100	5,416,340

Asset Management & Custody Banks 1.7%
Bank of New York Mellon Corp.	70,683	2,049,100

Broadcasting & Cable TV 4.1%
Comcast Corp., Class A	293,368	4,954,985

Broadcasting—Diversified 1.0%
Time Warner Cable, Inc.	27,309	1,176,745

Communications Equipment 1.4%
Cisco Systems, Inc. (a)	71,900	1,692,526

Computer Hardware 2.1%
Dell, Inc. (a)	166,019	2,533,450

Department Stores 2.8%
Macy’s, Inc.	183,110	3,349,082

Diversified Banks 0.9%
Wells Fargo & Co.	37,400	1,053,932

Diversified Chemicals 0.9%
Du Pont (E.I.) de Nemours & Co.	35,000	1,124,900

Drug Retail 1.3%
CVS Caremark Corp.	45,000	1,608,300

Electrical Components & Equipment 0.5%
Emerson Electric Co.	16,700	669,336

Electronic Equipment Manufacturers 1.1%
Cognex Corp.	85,000	1,392,300

Health Care Distributors 0.8%
Cardinal Health, Inc.	35,600	954,080

Household Products 1.1%
Procter & Gamble Co.	23,300	1,349,536

Hypermarkets & Super Centers 2.0%
Wal-Mart Stores, Inc.	48,500	2,380,865

12
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Industrial Conglomerates 1.3%
General Electric Co.	93,300	$1,531,986

Integrated Oil & Gas 5.1%
BP PLC—ADR (United Kingdom)	23,500	1,250,905
Chevron Corp.	32,100	2,260,803
ConocoPhillips	30,100	1,359,316
Total SA—ADR (France)	22,400	1,327,424

		6,198,448

Integrated Telecommunication Services 4.0%
AT&T, Inc.	71,100	1,920,411
Verizon Communications, Inc.	96,500	2,921,055

		4,841,466

Internet Software & Services 3.2%
eBay, Inc. (a)	163,400	3,857,874

Life & Health Insurance 2.6%
MetLife, Inc.	51,900	1,975,833
Torchmark Corp.	26,600	1,155,238

		3,131,071

Managed Health Care 0.9%
UnitedHealth Group, Inc.	44,900	1,124,296

Movies & Entertainment 5.6%
Time Warner, Inc.	71,900	2,069,282
Viacom, Inc., Class B (a)	167,000	4,682,680

		6,751,962

Oil & Gas Equipment & Services 1.5%
Halliburton Co.	66,100	1,792,632

Other Diversified Financial Services 1.7%
Bank of America Corp.	124,900	2,113,308

Packaged Foods & Meats 3.9%
Cadbury PLC—ADR (United Kingdom)	26,928	1,383,332
Kraft Foods, Inc., Class A	58,500	1,536,795
Unilever NV (Netherlands)	63,700	1,838,382

		4,758,509

13
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Paper Products 5.9%
International Paper Co.	171,491	$3,812,245
MeadWestvaco Corp.	148,700	3,317,497

		7,129,742

Pharmaceuticals 8.7%
Abbott Laboratories	16,500	816,255
Bristol-Myers Squibb Co.	92,500	2,083,100
Eli Lilly & Co.	22,600	746,478
Pfizer, Inc.	82,680	1,368,354
Schering-Plough Corp.	132,500	3,743,125
Wyeth	37,630	1,828,065

		10,585,377

Property & Casualty Insurance 14.6%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	80,100	3,839,193
Aspen Insurance Holdings Ltd. (Bermuda)	233,000	6,167,510
Chubb Corp.	96,000	4,839,360
Travelers Cos., Inc.	59,900	2,948,877

		17,794,940

Reinsurance 4.4%
Flagstone Reinsurance Holdings Ltd. (Bermuda)	477,000	5,380,560

Semiconductors 1.3%
Intel Corp.	83,900	1,641,923

Soft Drinks 2.4%
Coca-Cola Co.	31,500	1,691,550
Dr. Pepper Snapple Group, Inc. (a)	42,496	1,221,760

		2,913,310

Total Long-Term Investments 94.6% (Cost $118,769,065)		114,882,385

14
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 5.8%
Banc of America Securities ($1,683,564 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $1,683,566)	$1,683,564
JPMorgan Chase & Co. ($5,076,257 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $5,076,264)	5,076,257
State Street Bank & Trust Co. ($283,179 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $283,179)	283,179

Total Repurchase Agreements 5.8% (Cost $7,043,000)	7,043,000

Total Investments 100.4% (Cost $125,812,065)	121,925,385

Liabilities in Excess of Other Assets (0.4%)	(453,813)

Net Assets 100.0%	$121,471,572

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

15
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Events	Inputs	Total

Investments in an Asset Position
Common Stocks
Aluminum	$1,629,504	$—	$—	$1,629,504
Apparel, Accessories & Luxury Goods	5,416,340	—	—	5,416,340
Asset Management & Custody Banks	2,049,100	—	—	2,049,100
Broadcasting & Cable TV	4,954,985	—	—	4,954,985
Broadcasting—Diversified	1,176,745	—	—	1,176,745
Communications Equipment	1,692,526	—	—	1,692,526
Computer Hardware	2,533,450	—	—	2,533,450
Department Stores	3,349,082	—	—	3,349,082
Diversified Banks	1,053,932	—	—	1,053,932
Diversified Chemicals	1,124,900	—	—	1,124,900
Drug Retail	1,608,300	—	—	1,608,300
Electrical Components & Equipment	669,336	—	—	669,336
Electronic Equipment Manufacturers	1,392,300	—	—	1,392,300
Health Care Distributors	954,080	—	—	954,080
Household Products	1,349,536	—	—	1,349,536
Hypermarkets & Super Centers	2,380,865	—	—	2,380,865
Industrial Conglomerates	1,531,986	—	—	1,531,986
Integrated Oil & Gas	6,198,448	—	—	6,198,448
Integrated Telecommunication Services	4,841,466	—	—	4,841,466
Internet Software & Services	3,857,874	—	—	3,857,874
Life & Health Insurance	3,131,071	—	—	3,131,071
Managed Health Care	1,124,296	—	—	1,124,296
Movies & Entertainment	6,751,962	—	—	6,751,962
Oil & Gas Equipment & Services	1,792,632	—	—	1,792,632
Other Diversified Financial Services	2,113,308	—	—	2,113,308
Packaged Foods & Meats	3,375,177	1,383,332	—	4,758,509
Paper Products	7,129,742	—	—	7,129,742
Pharmaceuticals	10,585,377	—	—	10,585,377
Property & Casualty Insurance	17,794,940	—	—	17,794,940
Reinsurance	5,380,560	—	—	5,380,560
Semiconductors	1,641,923	—	—	1,641,923
Soft Drinks	2,913,310	—	—	2,913,310
Repurchase Agreements	—	7,043,000	—	7,043,000

Total Investments in an Asset Position	$113,499,053	$8,426,332	$—	$121,925,385

16
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $125,812,065)	$121,925,385
Cash	270
Receivables:
Dividends	132,967
Fund Shares Sold	54,522
Interest	9
Other	54,191

Total Assets	122,167,344

Liabilities:
Payables:
Fund Shares Repurchased	247,123
Investment Advisory Fee	74,280
Distributor and Affiliates	64,350
Investments Purchased	63,810
Trustees’ Deferred Compensation and Retirement Plans	126,377
Accrued Expenses	119,832

Total Liabilities	695,772

Net Assets	$121,471,572

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$193,215,990
Accumulated Undistributed Net Investment Income	608,697
Net Unrealized Depreciation	(3,886,680)
Accumulated Net Realized Loss	(68,466,435)

Net Assets	$121,471,572

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $55,354,585 and 6,786,825 shares of beneficial interest issued and outstanding)	$8.16
Maximum sales charge (5.75%* of offering price)	0.50

Maximum offering price to public	$8.66

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,313,978 and 1,168,134 shares of beneficial interest issued and outstanding)	$7.97

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,819,061 and 1,231,248 shares of beneficial interest issued and outstanding)	$7.97

Class I Shares:
Net asset value and offering price per share (Based on net assets of $46,983,948 and 5,761,832 shares of beneficial interest issued and outstanding)	$8.15

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $15,980)	$1,214,832
Interest	7,076

Total Income	1,221,908

Expenses:
Investment Advisory Fee	415,241
Distribution (12b-1) and Service Fees
Class A	62,934
Class B	48,162
Class C	43,801
Transfer Agent Fees	148,005
Professional Fees	33,155
Registration Fees	31,204
Reports to Shareholders	28,553
Accounting and Administrative Expenses	25,722
Trustees’ Fees and Related Expenses	8,092
Custody	7,004
Other	7,236

Total Expenses	859,109
Less Credits Earned on Cash Balances	255

Net Expenses	858,854

Net Investment Income	$363,054

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(1,358,309)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(41,316,209)
End of the Period	(3,886,680)

Net Unrealized Appreciation During the Period	37,429,529

Net Realized and Unrealized Gain	$36,071,220

Net Increase in Net Assets From Operations	$36,434,274

18
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$363,054	$1,542,598
Net Realized Loss	(1,358,309)	(62,400,998)
Net Unrealized Appreciation/Depreciation During the Period	37,429,529	(10,122,202)

Change in Net Assets from Operations	36,434,274	(70,980,602)

Distributions from Net Investment Income:
Class A Shares	-0-	(622,186)
Class B Shares	-0-	-0-
Class C Shares	-0-	(15,737)
Class I Shares	-0-	(643,534)

Total Distributions	-0-	(1,281,457)

Net Change in Net Assets from Investment Activities	36,434,274	(72,262,059)

From Capital Transactions:
Proceeds from Shares Sold	17,318,063	76,441,444
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	1,258,146
Cost of Shares Repurchased	(28,149,083)	(116,220,232)

Net Change in Net Assets from Capital Transactions	(10,831,020)	(38,520,642)

Total Increase/Decrease in Net Assets	25,603,254	(110,782,701)

Net Assets:
Beginning of the Period	95,868,318	206,651,019

End of the Period (Including accumulated undistributed net investment income of $608,697 and $245,643, respectively)	$121,471,572	$95,868,318

19
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,	Year Ended March 31,
Class A Shares	2009	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$5.84	$9.77	$13.11	$12.45	$12.24	$11.02

Net Investment Income (a)	0.02	0.09	0.09	0.13	0.10	0.06
Net Realized and Unrealized Gain/Loss	2.30	(3.94)	(2.29)	1.47	1.22	1.38

Total from Investment Operations	2.32	(3.85)	(2.20)	1.60	1.32	1.44

Less:
Distributions from Net Investment Income	-0-	0.08	0.07	0.13	0.07	0.03
Distributions from Net Realized Gain	-0-	-0-	1.07	0.81	1.04	0.19

Total Distributions	-0-	0.08	1.14	0.94	1.11	0.22

Net Asset Value, End of the Period	$8.16	$5.84	$9.77	$13.11	$12.45	$12.24

Total Return (b)	39.73% *	–39.47%	–18.06%	13.02%	11.11%	13.12%
Net Assets at End of the Period (In millions)	$55.4	$43.2	$112.1	$206.3	$171.7	$105.8
Ratio of Expenses to Average Net Assets	1.52%	1.41%	1.28%	1.28%	1.38%	1.41%
Ratio of Net Investment Income to Average Net Assets	0.69%	1.11%	0.69%	1.05%	0.80%	0.55%
Portfolio Turnover	8% *	34%	54%	60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class B Shares	2009		2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$5.73		$9.54	$12.85	$12.22	$12.07	$10.92

Net Investment Income/Loss (a)	-0-	(b)	0.03	(0.01)	0.04	0.01	(0.02)
Net Realized and Unrealized Gain/Loss	2.24		(3.84)	(2.23)	1.44	1.18	1.36

Total from Investment Operations	2.24		(3.81)	(2.24)	1.48	1.19	1.34

Less:
Distributions from Net Investment Income	-0-		-0-	-0-	0.04	-0-	-0-
Distributions from Net Realized Gain	-0-		-0-	1.07	0.81	1.04	0.19

Total Distributions	-0-		-0-	1.07	0.85	1.04	0.19

Net Asset Value, End of the Period	$7.97		$5.73	$9.54	$12.85	$12.22	$12.07

Total Return (c)	39.09%	*	–39.94%	–18.70%	12.24%	10.18%	12.30%
Net Assets at End of the Period (In millions)	$9.3		$9.1	$24.6	$34.4	$35.5	$34.5
Ratio of Expenses to Average Net Assets	2.29%		2.17%	2.04%	2.04%	2.13%	2.17%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.06%	)	0.34%	(0.05% )	0.30%	0.05%	(0.21%	)
Portfolio Turnover	8%	*	34%	54%	60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	September 30,		Year Ended March 31,
Class C Shares	2009		2009		2008		2007	2006	2005

Net Asset Value, Beginning of the Period	$5.73		$9.55		$12.86		$12.22	$12.07	$10.92

Net Investment Income/Loss (a)	-0-	(b)	0.03		-0-	(b)	0.04	0.01	(0.02)
Net Realized and Unrealized Gain/Loss	2.24		(3.84)		(2.24)		1.44	1.18	1.36

Total from Investment Operations	2.24		(3.81)		(2.24)		1.48	1.19	1.34

Less:
Distributions from Net Investment Income	-0-		0.01		-0-		0.03	-0-	-0-
Distributions from Net Realized Gain	-0-		-0-		1.07		0.81	1.04	0.19

Total Distributions	-0-		0.01		1.07		0.84	1.04	0.19

Net Asset Value, End of the Period	$7.97		$5.73		$9.55		$12.86	$12.22	$12.07

Total Return (c)	39.09%	(d)*	–39.90%	(d)	–18.69%	(d)	12.24%	10.18%	12.30%
Net Assets at End of the Period (In millions)	$9.8		$7.8		$19.1		$30.5	$27.5	$27.9
Ratio of Expenses to Average Net Assets	2.26%	(d)	2.10%	(d)	2.03%	(d)	2.04%	2.13%	2.17%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.06%	)(d)	0.43%	(d)	(0.04%	)(d)	0.29%	0.05%	(0.21%	)
Portfolio Turnover	8%	*	34%		54%		60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

22
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						March 23, 2005
	Six Months					(Commencement
	Ended					of Operations)
	September 30,	Year Ended March 31,				to March 31,
Class I Shares	2009	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$5.83	$9.77	$13.13	$12.46	$12.24	$12.06

Net Investment Income (a)	0.03	0.11	0.11	0.17	0.13	-0- (b)
Net Realized and Unrealized Gain/Loss	2.29	(3.94)	(2.28)	1.46	1.21	0.18

Total from Investment Operations	2.32	(3.83)	(2.17)	1.63	1.34	0.18

Less:
Distributions from Net Investment Income	-0-	0.11	0.12	0.15	0.08	-0-
Distributions from Net Realized Gain	-0-	-0-	1.07	0.81	1.04	-0-

Total Distributions	-0-	0.11	1.19	0.96	1.12	-0-

Net Asset Value, End of the Period	$8.15	$5.83	$9.77	$13.13	$12.46	$12.24

Total Return (c)	39.79% *	–39.30%	–17.91%	13.28%	11.33%	1.49% *
Net Assets at End of the Period (In millions)	$47.0	$35.8	$50.8	$0.2	$3.0	$0.9
Ratio of Expenses to Average Net Assets (d)	1.27%	1.17%	1.07%	1.08%	1.13%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.41%	1.03%	1.39%	1.02%	0.97%
Portfolio Turnover	8% *	34%	54%	60%	56%	46%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2008.

23
See Notes to Financial Statements

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Value Opportunities Fund (the “Fund”) is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting

24

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an

25

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

accumulated capital loss carryforward for tax purposes of $50,295,653, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$126,080,323

Gross tax unrealized appreciation	$12,364,037
Gross tax unrealized depreciation	(16,518,975)

Net tax unrealized depreciation on investments	$(4,154,938)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$1,281,457
Long-term capital gain	-0-

$1,281,457

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$376,356

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $255 as a result of credits earned on cash balances.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

26

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.75%
Next $500 million	.70%
Over $1 billion	.65%

For the six months ended September 30, 2009, the Fund recognized expenses of approximately $4,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $26,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $44,800 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $51,900 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $3,202.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $13,100 and

27

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $22,200. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	659,238	$4,644,557	1,536,767	$11,232,376
Class B	77,838	533,882	163,455	1,257,111
Class C	75,153	531,180	248,556	1,936,391
Class I	1,667,318	11,608,444	8,526,944	62,015,566

Total Sales	2,479,547	$17,318,063	10,475,722	$76,441,444

Dividend Reinvestment:
Class A	-0-	$-0-	97,563	$600,016
Class B	-0-	-0-	-0-	-0-
Class C	-0-	-0-	2,413	14,596
Class I	-0-	-0-	104,810	643,534

Total Dividend Reinvestment	-0-	$-0-	204,786	$1,258,146

Repurchases:
Class A	(1,266,886)	$(9,035,767)	(5,720,285)	$(44,449,409)
Class B	(497,452)	(3,419,648)	(1,153,017)	(8,561,048)
Class C	(203,569)	(1,398,479)	(893,613)	(6,761,096)
Class I	(2,046,861)	(14,295,189)	(7,690,893)	(56,448,680)

Total Repurchases	(4,014,768)	$(28,149,083)	(15,457,808)	$(116,220,232)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,843,188 and $15,778,688, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $77,000 and $100 for Class B and Class C

28

Van Kampen Value Opportunities Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

29

Van Kampen Value Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* — Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Your Notes

Your Notes

Your Notes

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Value Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

57, 157, 257, 603
OPPSAN 11/09
IU09-04909P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Leaders Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Leaders Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 2/27/06		since 2/27/06		since 2/27/06		since 2/27/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	–2.33%	–3.92%	–3.06%	–3.67%	–3.05%	–3.05%	–2.09%

1-year	–1.92	–7.59	–2.73	–7.26	–2.72	–3.62	–1.79

6-month	38.93	30.94	38.25	33.25	38.27	37.27	39.10

Gross Expense Ratio	1.49%		2.25%		2.23%		1.23%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.

The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

Global business activity recovered from the weakest point of the recent recession, as financial institutions and credit markets stabilized. Massive government intervention, in the form of direct investment, historically low federal funds rates, and asset repurchase programs helped stem the wave of panic that followed 2008’s collapse of Bear Stearns, Fannie Mae, Freddie Mac, AIG and Lehman Brothers.

In the United States, coincident business indicators such as purchasing manager surveys and consumer confidence began to recover, providing an early sign that the worst of the cycle had likely passed. In Europe and Japan, business indicators were a bit more mixed, but generally supportive of the same directional change seen in the U.S. Emerging economies, many of which slowed dramatically from their 2005-to-2007 peak growth rates, managed to avoid outright recessions and responded much more quickly to local economic stimulus and government intervention.

Consumer spending in developed economies remained dormant, as unemployment rates continued to climb while wage growth slowed and wealth recovered modestly. The savings rate also continued to climb, from its 2007 low of zero to nearly 5 percent by July. Emerging economic activity rebounded sharply, as consumers were encouraged to leverage government programs designed to stimulate growth. Home, automobile, appliance and other durable good sales accelerated. In many cases, financial conditions in most of these countries improved to previous cycle highs.

Equity and corporate credit markets, by-and-large, reflected this global recovery, rallying sharply during the six-month period under review. Earnings and profit margins surprised investors with their resiliency, as corporate management teams reacted quickly to align their businesses with global economic activity. Government and sovereign debt interest rates normalized, following the massive “flight-to-quality” rally as investors sought safety at all cost during the throws of the equity market sell-off. As the summer progressed, it became clear that investor confidence was returning to the markets. As is often the case in the earliest stages of a market rally, the riskiest sectors of the global equity market rallied the most from the March lows to the end of September.

2

Performance Analysis

All share classes of Van Kampen Leaders Fund outperformed the S&P 500® Index, the Russell 1000® Value Index, and the Barclays Capital U.S. Government/Credit Index and underperformed the MSCI EAFE Index for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

					Russell	Barclays
				S&P	1000®	Capital U.S.	MSCI
				500®	Value	Government/	EAFE
Class A	Class B	Class C	Class I	Index	Index	Credit Index	Index

38.93%	38.25%	38.27%	39.10%	34.02%	37.99%	6.09%	49.85%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance versus the S&P 500® Index, Russell 1000® Value Index, and Barclays Capital U.S. Government/Credit Index was attributable to the Fund’s higher exposures to international equities, while underperformance versus the MSCI EAFE Index was attributable to the Fund’s comparatively lower international equity exposure.

Van Kampen Leaders Fund invests equally in three underlying Van Kampen funds—Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. Underlying fund performance for the six-month period ended September 30, 2009 varied, with Van Kampen International Growth Fund (+49.42 percent) outperforming both Van Kampen Comstock Fund (+41.30 percent) and Van Kampen Equity and Income Fund (+29.70 percent). International equity markets, relative to the U.S., outperformed during the period under review. (All performance references Class I shares, unadjusted for sales charges).

Market Outlook

In our view, global recovery, following the most severe recession since the 1930s, is likely to continue throughout 2010, as low interest rates fuel capital investment and ultimately, consumer spending. In the U.S., Europe and Japan, this cycle will likely take longer to play out, as unemployment and consumer debt remain elevated. In the emerging economies such as China, India and Latin America, healthier consumer balance sheets and stimulative government policies should propel growth to former, pre-2008 levels. Large-capitalization growth stocks, in both the developed and developing markets, should benefit from these trends, as valuations have lagged their mid- and large-capitalization peers. The fixed income markets may be challenged by growing concerns over reaccelerating inflation, as well as the latent weakness in the U.S. dollar relative to other currencies around the world.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 9/30/09 (Unaudited)

Primarily Domestic Equity	33.2%
Primarily Foreign Equity	33.1
Domestic Blend	33.0

Total Long-Term Investments	99.3
Total Repurchase Agreements	0.9

Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,389.28	$2.99
Hypothetical	1,000.00	1,022.56	2.54
(5% annual return before expenses)

Class B
Actual	1,000.00	1,382.46	7.47
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)

Class C
Actual	1,000.00	1,382.71	7.23
Hypothetical	1,000.00	1,019.00	6.12
(5% annual return before expenses)

Class I
Actual	1,000.00	1,391.01	1.50
Hypothetical	1,000.00	1,023.82	1.27
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, 1.25%, 1.21% and 0.25% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Underlying Funds’ investment advisory fee schedules. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the

8

exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees noted how the Fund does not pay an advisory fee directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fee arrangement but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability

9

of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level of the Fund and the Underlying Funds is appropriate relative to current and projected asset levels and/or whether the advisory fee structures reflect economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund and the Underlying Funds support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Leaders Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.3%
Affiliated Funds 99.3% (a)
Van Kampen Comstock Fund, Class I	5,500,796	$72,610,507
Van Kampen Equity and Income Fund, Class I	9,524,074	72,382,966
Van Kampen International Growth Fund, Class I (b)	4,695,628	72,547,450

Total Long-Term Investments 99.3% (Cost $250,484,183)		217,540,923

Repurchase Agreements 0.9%
Banc of America Securities ($473,301 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $473,301)		473,301
JPMorgan Chase & Co. ($1,427,089 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $1,427,091)		1,427,089
State Street Bank & Trust Co. ($79,610 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $79,610)		79,610

Total Repurchase Agreements 0.9% (Cost $1,980,000)		1,980,000

Total Investments 100.2% (Cost $252,464,183)		219,520,923

Liabilities in Excess of Other Assets (0.2%)		(476,508)

Net Assets 100.0%		$219,044,415

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to the Financial Statements for further information regarding investments in affiliated funds.

(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen International Growth Fund, Class I	6.94%

11
See Notes to Financial Statements

Van Kampen Leaders Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Investment Companies
Affiliated Funds	$217,540,923	$—	$—	$217,540,923
Repurchase Agreements	—	1,980,000	—	1,980,000

Total Investments in an Asset Position	$217,540,923	$1,980,000	$—	$219,520,923

12
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $250,484,183)	$217,540,923
Repurchase Agreements (Cost $1,980,000)	1,980,000
Cash	822
Receivables:
Fund Shares Sold	186,779
Interest	3
Expense Reimbursement from Adviser	55,682
Other	29,380

Total Assets	219,793,589

Liabilities:
Payables:
Fund Shares Repurchased	349,264
Distributor and Affiliates	132,507
Accrued Expenses	215,224
Trustees’ Deferred Compensation and Retirement Plans	52,179

Total Liabilities	749,174

Net Assets	$219,044,415

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$306,994,829
Accumulated Undistributed Net Investment Income	1,135,158
Net Unrealized Depreciation	(32,943,260)
Accumulated Net Realized Loss	(56,142,312)

Net Assets	$219,044,415

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $145,024,026 and 17,868,522 shares of beneficial interest issued and outstanding)	$8.12
Maximum sales charge (5.75%* of offering price)	0.50

Maximum offering price to public	$8.62

Class B Shares:
Net asset value and offering price per share (Based on net assets of $49,918,232 and 6,155,622 shares of beneficial interest issued and outstanding)	$8.11

Class C Shares:
Net asset value and offering price per share (Based on net assets of $23,867,051 and 2,943,402 shares of beneficial interest issued and outstanding)	$8.11

Class I Shares:
Net asset value and offering price per share (Based on net assets of $235,106 and 28,956 shares of beneficial interest issued and outstanding)	$8.12

*	On sales of $50,000 or more, the sales charge will be reduced.

13
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$1,354,736
Interest	2,999

Total Income	1,357,735

Expenses:
Distribution (12b-1) and Service Fees
Class A	163,852
Class B	220,278
Class C	105,550
Transfer Agent Fees	399,858
Reports to Shareholders	39,590
Professional Fees	27,532
Accounting and Administrative Expenses	24,996
Registration Fees	21,190
Trustees’ Fees and Related Expenses	13,509
Custody	7,169
Other	10,676

Total Expenses	1,034,200
Expense Reduction	297,913
Less Credits Earned on Cash Balances	86

Net Expenses	736,201

Net Investment Income	$621,534

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(10,515,292)

Net Realized Loss	(10,515,292)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(105,866,521)
End of the Period	(32,943,260)

Net Unrealized Appreciation During the Period	72,923,261

Net Realized and Unrealized Gain	$62,407,969

Net Increase in Net Assets From Operations	$63,029,503

14
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$621,534	$4,787,497
Net Realized Loss	(10,515,292)	(45,143,505)
Net Unrealized Appreciation/Depreciation During the Period	72,923,261	(80,078,095)

Change in Net Assets from Operations	63,029,503	(120,434,103)

Distributions from Net Investment Income:
Class A Shares	(1,294,841)	(2,988,076)
Class B Shares	(265,086)	(597,703)
Class C Shares	(134,306)	(358,308)
Class I Shares	(2,194)	(4,943)

	(1,696,427)	(3,949,030)

Distributions from Net Realized Gain:
Class A Shares	-0-	(6,660,766)
Class B Shares	-0-	(2,169,362)
Class C Shares	-0-	(1,268,280)
Class I Shares	-0-	(9,603)

	-0-	(10,108,011)

Total Distributions	(1,696,427)	(14,057,041)

Net Change in Net Assets from Investment Activities	61,333,076	(134,491,144)

From Capital Transactions:
Proceeds from Shares Sold	14,620,788	60,691,006
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,664,649	13,746,757
Cost of Shares Repurchased	(23,993,973)	(82,868,644)

Net Change in Net Assets from Capital Transactions	(7,708,536)	(8,430,881)

Total Increase/Decrease in Net Assets	53,624,540	(142,922,025)
Net Assets:
Beginning of the Period	165,419,875	308,341,900

End of the Period (Including accumulated undistributed net investment income of $1,135,158 and $2,210,051, respectively)	$219,044,415	$165,419,875

15
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 27, 2006
	Ended					(Commencement of
	September 30,	Year Ended March 31,				Operations) to
Class A Shares	2009	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.49	$11.26	$10.08		$10.00

Net Investment Income (a)	0.03	0.19	0.16	0.16		0.01
Net Realized and Unrealized Gain/Loss	2.26	(4.25)	(0.68)	1.18		0.07

Total from Investment Operations	2.29	(4.06)	(0.52)	1.34		0.08

Less:
Distributions from Net Investment Income	0.07	0.16	0.15	0.16		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.07	0.53	0.25	0.16		-0-

Net Asset Value, End of the Period	$8.12	$5.90	$10.49	$11.26		$10.08

Total Return* (b)	38.93% **	–39.27%	–4.77%	13.47%		0.80% **
Net Assets at End of the Period (In millions)	$145.0	$109.9	$201.4	$130.9		$5.0
Ratio of Expenses to Average Net Assets* (c) (d)	0.50%	0.50%	0.50%	0.51%		0.50%
Ratio of Net Investment Income to Average Net Assets* (c)	0.88%	2.21%	1.42%	1.51%		2.50%
Portfolio Turnover	6% **	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.80%	0.73%	0.57%	0.89%		24.16%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.58%	1.98%	1.35%	1.13%		(21.16% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.84%, 0.76%, 0.69%, 0.84% and 0.54% at September 30, 2009, March 31, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						February 27, 2006
	Ended						(Commencement of
	September 30,		Year Ended March 31,				Operations) to
Class B Shares	2009		2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90		$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.00	(e)	0.12	0.08	0.08		0.01
Net Realized and Unrealized Gain/Loss	2.25		(4.23)	(0.69)	1.18		0.07

Total from Investment Operations	2.25		(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.04		0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-		0.37	0.10	0.00	(e)	-0-

Total Distributions	0.04		0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.11		$5.90	$10.48	$11.25		$10.08

Total Return* (b)	38.25%	**	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$49.9		$36.3	$62.6	$37.8		$1.6
Ratio of Expenses to Average Net Assets* (c) (d)	1.25%		1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets* (c)	0.13%		1.49%	0.66%	0.74%		2.54%
Portfolio Turnover	6%	**	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.56%		1.49%	1.32%	1.64%		27.15%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	(0.18%	)	1.25%	0.59%	0.37%		(23.37% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.84%, 0.76%, 0.69%, 0.84% and 0.54% at September 30, 2009, March 31, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months						February 27, 2006
	Ended						(Commencement of
	September 30,		Year Ended March 31,				Operations) to
Class C Shares	2009		2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90		$10.48	$11.25	$10.08		$10.00

Net Investment Income (a)	0.01		0.12	0.07	0.08		0.01
Net Realized and Unrealized Gain/Loss	2.24		(4.23)	(0.68)	1.18		0.07

Total from Investment Operations	2.25		(4.11)	(0.61)	1.26		0.08

Less:
Distributions from Net Investment Income	0.04		0.10	0.06	0.09		-0-
Distributions from Net Realized Gain	-0-		0.37	0.10	0.00	(e)	-0-

Total Distributions	0.04		0.47	0.16	0.09		-0-

Net Asset Value, End of the Period	$8.11		$5.90	$10.48	$11.25		$10.08

Total Return* (b)	38.27%	**(f)	–39.65%	–5.49%	12.56%		0.80% **
Net Assets at End of the Period (In millions)	$23.9		$19.1	$44.0	$31.3		$1.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.21%	(f)	1.25%	1.25%	1.26%		1.25%
Ratio of Net Investment Income to Average Net Assets* (c)	0.16%	(f)	1.37%	0.65%	0.75%		2.27%
Portfolio Turnover	6%	**	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.52%	(f)	1.47%	1.32%	1.64%		27.74%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	(0.15%	)(f)	1.15%	0.58%	0.38%		(24.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.84%, 0.76%, 0.69%, 0.84% and 0.54% at September 30, 2009, March 31, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

**	Non-Annualized

18
See Notes to Financial Statements

Van Kampen Leaders Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					February 27, 2006
	Ended					(Commencement of
	September 30,	Year Ended March 31,				Operations) to
Class I Shares	2009	2009	2008	2007		March 31, 2006

Net Asset Value, Beginning of the Period	$5.90	$10.49	$11.27	$10.09		$10.00

Net Investment Income (a)	0.04	0.21	0.19	0.17		0.02
Net Realized and Unrealized Gain/Loss	2.26	(4.25)	(0.69)	1.20		0.07

Total from Investment Operations	2.30	(4.04)	(0.50)	1.37		0.09

Less:
Distributions from Net Investment Income	0.08	0.18	0.18	0.19		-0-
Distributions from Net Realized Gain	-0-	0.37	0.10	0.00	(e)	-0-

Total Distributions	0.08	0.55	0.28	0.19		-0-

Net Asset Value, End of the Period	$8.12	$5.90	$10.49	$11.27		$10.09

Total Return* (b)	39.10% **	–39.12%	–4.62%	13.73%		0.90% **
Net Assets at End of the Period (In millions)	$0.2	$0.2	$0.3	$0.3		$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.25%	0.25%	0.25%	0.26%		0.25%
Ratio of Net Investment Income to Average Net Assets* (c)	1.13%	2.45%	1.66%	1.57%		2.43%
Portfolio Turnover	6% **	21%	3%	0%		0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.55%	0.47%	0.32%	1.14%		39.58%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.83%	2.23%	1.59%	0.69%		(36.91% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Affiliated Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Affiliated Funds were 0.84%, 0.76%, 0.69%, 0.84% and 0.54% at September 30, 2009, March 31, 2009, 2008, 2007 and 2006 respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% for the year ended March 31, 2007.

(e)	Amount is less than $0.01.

**	Non-Annualized

19
See Notes to Financial Statements

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Leaders Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the “Underlying Affiliated Funds”) on a fixed percentage allocation basis. The Underlying Affiliated Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Affiliated Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Affiliated Funds will vary. As a result, the percentage allocation to the Underlying Affiliated Funds will be monitored daily by Van Kampen Asset Management (the “Adviser”) and the Fund’s allocations to the Underlying Affiliated Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Affiliated Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements  FASB ASC 820, Fair Value Measurements and Disclosures   (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

20

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Affiliated Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financials statements. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, and various states. Generally, each of the tax years in

21

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

the four year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $9,220,402, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$279,960,772

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(60,439,849)

Net tax unrealized depreciation on investments	$(60,439,849)

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$3,949,030
Long-tem capital gain	10,108,011

$14,057,041

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,257,089

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $86 as a result of credits earned on cash balances.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

22

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the advisor a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Underlying Affiliated Funds, each Underlying Affiliated Fund pays the Adviser a fee based on the assets of such Underlying Affiliated Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Affiliated Funds.
The Fund’s Adviser is currently reimbursing all or a portion of the Fund’s expenses. This resulted in net expense ratios of 0.50%, 1.25%, 1.21% and 0.25% for Classes A, B, C and I Shares, respectively. The expense reimbursements are voluntary and can be discontinued at any time. For six months ended September 30, 2009, the Adviser reimbursed approximately $297,900 of expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $5,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $24,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $81,100 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $25,300 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

23

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $128,400 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $223,800. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.
The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the six months ended September 30, 2009 is as follows:

	Purchase	Sales	Income	3/31/2009	9/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Van Kampen Comstock Fund, Class I	$2,934,698	$5,204,219	$556,630	$53,559,621	$72,610,507
Van Kampen Equity and Income Fund, Class I	5,645,530	3,312,480	798,106	54,204,238	72,382,966
Van Kampen International Growth Fund, Class I	3,283,365	9,611,623	-0-	53,633,824	72,547,450

Total	$11,863,593	$18,128,322	$1,354,736	$161,397,683	$217,540,923

24

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	1,357,530	$9,514,142	4,997,969	$43,060,268
Class B	616,458	4,398,016	1,574,266	13,667,390
Class C	96,878	695,684	420,631	3,930,410
Class I	1,586	12,946	4,002	32,938

Total Sales	2,072,452	$14,620,788	6,996,868	$60,691,006

Dividend Reinvestment:
Class A	169,657	$1,275,930	1,425,827	$9,489,200
Class B	34,859	261,508	419,741	2,726,864
Class C	16,888	126,030	233,517	1,523,046
Class I	157	1,181	1,136	7,647

Total Dividend Reinvestment	221,561	$1,664,649	2,080,221	$13,746,757

Repurchases:
Class A	(2,280,413)	$(16,404,994)	(7,008,250)	$(55,708,171)
Class B	(646,512)	(4,683,656)	(1,815,367)	(14,543,490)
Class C	(412,452)	(2,904,850)	(1,608,937)	(12,522,955)
Class I	(64)	(473)	(9,778)	(94,028)

Total Repurchases	(3,339,441)	$(23,993,973)	(10,442,332)	$(82,868,644)

4. Investment In Underlying Affiliated Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Affiliated Funds were $11,863,593 and $18,128,322, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

25

Van Kampen Leaders Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $1,590,900 and $1,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

26

Van Kampen Leaders Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
 Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

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Your Notes

Your Notes

Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Leaders Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

200, 300, 400, 500
LFSAN 11/09
IU09-04910P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Asset Allocation Conservative Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Conservative Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	1.14%	–0.83%	0.36%	–0.42%	0.39%	0.39%	1.43%

1-year	7.16	1.04	6.38	1.38	6.46	5.46	7.53

6-month	22.55	15.51	22.13	17.13	22.17	21.17	22.83

Gross Expense Ratio	1.59%		2.35%		2.35%		1.34%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities, asset-backed securities and commercial mortgage-based securities.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

Global business activity recovered from the weakest point of the recent recession, as financial institutions and credit markets stabilized. Massive government intervention, in the form of direct investment, historically low federal funds rates, and asset repurchase programs helped stem the wave of panic that followed 2008’s collapse of Bear Stearns, Fannie Mae, Freddie Mac, AIG and Lehman Brothers.

In the United States, coincident business indicators such as purchasing manager surveys and consumer confidence began to recover, providing an early sign that the worst of the cycle had likely passed. In Europe and Japan, business indicators were a bit more mixed, but generally supportive of the same directional change seen in the U.S. Emerging economies, many of which slowed dramatically from their 2005-to-2007 peak growth rates, managed to avoid outright recessions and responded much more quickly to local economic stimulus and government intervention.

Consumer spending in developed economies remained dormant, as unemployment rates continued to climb while wage growth slowed and wealth recovered modestly. The savings rate also continued to climb, from its 2007 low of zero to nearly 5 percent by July. Emerging economic activity rebounded sharply, as consumers were encouraged to leverage government programs designed to stimulate growth. Home, automobile, appliance and other durable good sales accelerated. In many cases, financial conditions in most of these countries improved to previous cycle highs.

Equity and corporate credit markets, by-and-large, reflected this global recovery, rallying sharply during the six-month period under review. Earnings and profit margins surprised investors with their resiliency, as corporate management teams reacted quickly to align their businesses with global economic activity. Government and sovereign debt interest rates normalized, following the massive “flight-to-quality” rally as investors sought safety at all cost during the throws of the equity market sell-off. As the summer progressed, it became clear that investor confidence was returning to the markets. As is often the case in the earliest stages of a market rally, the riskiest sectors of the global equity market rallied the most from the March lows to the end of September.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Conservative Fund outperformed the Barclays Capital U.S. Aggregate Index (the “Index”) and the Blended Index (25% S&P 500® Index, 15% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Index) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

Blended Index
(25% S&P 500®
Index, 15% MSCI
EAFE Index and
				Barclays Capital	60% Barclays
				U.S. Aggregate	Capital U.S.
Class A	Class B	Class C	Class I	Index	Aggregate Index)

22.55%	22.13%	22.17%	22.83%	5.59%	18.43%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance during the period versus the Barclays Capital U.S. Aggregate Index was attributable to the Fund’s equity and real estate allocations, while outperformance versus the Blended Index was attributable to the Fund’s higher exposures to U.S. growth equities, international equities and corporate debt. In addition, the Fund held limited exposures to government debt, relative to the Blended Index, which was beneficial to performance.

Van Kampen Asset Allocation Conservative Fund seeks a high level of long-term total return, consistent with a low level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in fixed income investments and 40 percent in equity investments. Additionally, the Fund’s specific exposures at the end of the period under review included corporate bonds (approximately 22 percent of total net assets), U.S. equities (approximately 19 percent), U.S. government securities (approximately 16 percent), international equities (approximately 12 percent), short-term fixed income investments (approximately 10 percent), U.S. mortgages (approximately 5 percent), passive fixed income (exchange traded funds; approximately 4 percent), real estate investments (approximately 3 percent), convertible securities (approximately 3 percent), high yield debt (approximately 3 percent) and leveraged short equity exchange traded funds (approximately 3 percent).

During the period under review, there were no significant changes made to the Fund’s fixed income exposures. Within the equity portfolio, we increased exposures to real estate investment trusts, international and U.S. value equities, while

3

simultaneously raising our leveraged short exchange traded fund exposures. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

Market Outlook

In our view, global recovery, following the most severe recession since the 1930s, is likely to continue throughout 2010, as low interest rates fuel capital investment and ultimately, consumer spending. In the U.S., Europe and Japan, this cycle will likely take longer to play out, as unemployment and consumer debt remain elevated. In the emerging economies such as China, India and Latin America, healthier consumer balance sheets and stimulative government policies should propel growth to former, pre-2008 levels. Large-capitalization growth stocks, in both the developed and developing markets, should benefit from these trends, as valuations have lagged their mid- and large-capitalization peers. The fixed income markets may be challenged by growing concerns over reaccelerating inflation, as well as the latent weakness in the U.S. dollar relative to other currencies around the world.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 9/30/09 (Unaudited)

Fixed Income	59.2%
U.S. Equity	22.1
Global/International Equity	12.0
Convertible	3.0
Leveraged Short Equity Exchange Traded Funds	2.9

Total Long-Term Investments	99.2
Total Repurchase Agreements	0.3

Total Investments	99.5
Other Assets in Excess of Liabilities	0.5

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,225.52	$2.23
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)

Class B
Actual	1,000.00	1,221.26	6.40
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class C
Actual	1,000.00	1,221.72	5.57
Hypothetical	1,000.00	1,020.05	5.06
(5% annual return before expenses)

Class I
Actual	1,000.00	1,228.34	0.84
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.00% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its

9

business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services

10

to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.2%
Affiliated Funds 91.4% (a)
Van Kampen American Value Fund, Class I	167,999	$3,628,778
Van Kampen Capital Growth Fund, Class I	694,907	7,254,832
Van Kampen Comstock Fund, Class I	366,661	4,839,931
Van Kampen Corporate Bond Fund, Class I	4,048,402	26,152,674
Van Kampen Emerging Markets Fund, Class I	273,880	3,626,168
Van Kampen Government Securities Fund, Class I	1,997,792	19,098,888
Van Kampen Growth and Income Fund, Class I	288,717	4,850,443
Van Kampen Harbor Fund, Class I	247,178	3,613,738
Van Kampen High Yield Fund, Class I	389,262	3,573,424
Van Kampen International Growth Fund, Class I	626,129	9,673,695
Van Kampen Limited Duration Fund, Class I (c)	1,319,069	11,924,382
Van Kampen Mid Cap Growth Fund, Class I	107,185	2,425,599
Van Kampen Real Estate Securities Fund, Class I	274,429	3,627,952
Van Kampen US Mortgage Fund, Class I	467,252	5,962,133

		110,252,637

Unaffiliated Funds 7.8%
iShares Barclays 1-3 Year Treasury Bond Fund	28,400	2,385,884
iShares Barclays Aggregate Bond Fund	22,800	2,392,176
iShares MSCI Japan Index Fund	119,000	1,182,860
ProShares Short S&P500	41,900	2,357,713
ProShares UltraShort Financials (b)	45,500	1,139,775

		9,458,408

Total Long-Term Investments 99.2% (Cost $109,127,080)		119,711,045

12
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 0.3%
Banc of America Securities ($76,732 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $76,732)	$76,732
JPMorgan Chase & Co. ($231,361 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $231,362)	231,361
State Street Bank & Trust Co. ($12,907 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $12,907)	12,907

Total Repurchase Agreements 0.3% (Cost $321,000)	321,000

Total Investments 99.5% (Cost $109,448,080)	120,032,045

Other Assets in Excess of Liabilities 0.5%	664,960

Net Assets 100.0%	$120,697,005

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to the Financial Statements for further information regarding investments in affiliated funds.

(b)	Non-income producing security.

(c)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	9.96%

13
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Investment Companies
Affiliated Funds	$110,252,637	$—	$—	$110,252,637
Unaffiliated Funds	9,458,408	—	—	9,458,408
Repurchase Agreements	—	321,000	—	321,000

Total Investments in an Asset Position	$119,711,045	$321,000	$—	$120,032,045

14
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $99,151,913)	$110,252,637
Investments in Underlying Unaffiliated Funds (Cost $9,975,167)	9,458,408
Repurchase Agreements (Cost $321,000)	321,000
Cash	45
Receivables:
Fund Shares Sold	536,608
Dividends	223,091
Investments Sold	99,979
Expense Reimbursement from Adviser	29,719
Other	17,949

Total Assets	120,939,436

Liabilities:
Payables:
Investments Purchased	60,064
Fund Shares Repurchased	57,566
Distributor and Affiliates	43,978
Trustees’ Deferred Compensation and Retirement Plans	33,709
Accrued Expenses	47,114

Total Liabilities	242,431

Net Assets	$120,697,005

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$127,528,483
Net Unrealized Appreciation	10,583,965
Accumulated Undistributed Net Investment Income	90,503
Accumulated Net Realized Loss	(17,505,946)

Net Assets	$120,697,005

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $86,969,999 and 9,297,892 shares of beneficial interest issued and outstanding)	$9.35
Maximum sales charge (5.75%* of offering price)	0.57

Maximum offering price to public	$9.92

Class B Shares:
Net asset value and offering price per share (Based on net assets of $16,229,982 and 1,737,079 shares of beneficial interest issued and outstanding)	$9.34

Class C Shares:
Net asset value and offering price per share (Based on net assets of $17,340,352 and 1,855,785 shares of beneficial interest issued and outstanding)	$9.34

Class I Shares:
Net asset value and offering price per share (Based on net assets of $156,672 and 16,747 shares of beneficial interest issued and outstanding)	$9.36

*	On sales of $50,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$1,383,059
Dividends From Underlying Unaffiliated Funds	87,806
Interest	414

Total Income	1,471,279

Expenses:
Distribution (12b-1) and Service Fees
Class A	94,572
Class B	69,613
Class C	67,784
Investment Advisory Fee	79,302
Transfer Agent Fees	65,340
Registration Fees	42,030
Reports to Shareholders	23,088
Professional Fees	22,217
Accounting and Administrative Expenses	21,830
Trustees’ Fees and Related Expenses	12,619
Custody	8,739
Other	9,818

Total Expenses	516,952
Expense Reduction	205,682

Net Expenses	311,270

Net Investment Income	$1,160,009

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(5,147,664)
Realized Gain on Sales of Underlying Unaffiliated Fund Shares	647,888

Net Realized Loss	(4,499,776)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(13,725,155)
End of the Period	10,583,965

Net Unrealized Appreciation During the Period	24,309,120

Net Realized and Unrealized Gain	$19,809,344

Net Increase in Net Assets From Operations	$20,969,353

16
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$1,160,009	$2,639,331
Net Realized Loss	(4,499,776)	(12,851,981)
Net Unrealized Appreciation/Depreciation During the Period	24,309,120	(10,327,095)

Change in Net Assets from Operations	20,969,353	(20,539,745)

Distributions from Net Investment Income:
Class A Shares	(825,780)	(2,206,537)
Class B Shares	(98,751)	(330,814)
Class C Shares	(117,543)	(486,211)
Class I Shares	(1,532)	(6,156)

	(1,043,606)	(3,029,718)

Distributions from Net Realized Gain:
Class A Shares	-0-	(140,233)
Class B Shares	-0-	(26,359)
Class C Shares	-0-	(35,639)
Class I Shares	-0-	(402)

	-0-	(202,633)

Return of Capital Distributions:
Class A Shares	-0-	(110,323)
Class B Shares	-0-	(16,540)
Class C Shares	-0-	(24,310)
Class I Shares	-0-	(308)

	-0-	(151,481)

Total Distributions	(1,043,606)	(3,383,832)

Net Change in Net Assets from Investment Activities	19,925,747	(23,923,577)

From Capital Transactions:
Proceeds from Shares Sold	26,760,767	88,200,730
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,011,972	3,224,937
Cost of Shares Repurchased	(18,396,954)	(49,595,472)

Net Change in Net Assets from Capital Transactions	9,375,785	41,830,195

Total Increase in Net Assets	29,301,532	17,906,618
Net Assets:
Beginning of the Period	91,395,473	73,488,855

End of the Period (Including accumulated undistributed net investment income of $90,503 and $(25,900), respectively)	$120,697,005	$91,395,473

17
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25,
	Six Months			2006
	Ended			(Commencement
	September 30,	Year Ended March 31,		of Operations) to
Class A Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.71	$10.24	$10.48	$10.00

Net Investment Income (a)	0.10	0.29	0.34	0.18
Net Realized and Unrealized Gain/Loss	1.63	(2.46)	(0.20)	0.43

Total from Investment Operations	1.73	(2.17)	0.14	0.61

Less:
Distributions from Net Investment Income	0.09	0.32	0.34	0.13
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.02	-0-	-0-

Total Distributions	0.09	0.36	0.38	0.13

Net Asset Value, End of the Period	$9.35	$7.71	$10.24	$10.48

Total Return* (b)	22.55% **	–21.41%	1.21%	6.16% **
Net Assets at End of the Period (In millions)	$87.0	$65.0	$49.7	$4.6
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	2.38%	3.36%	3.21%	3.38%
Portfolio Turnover	23% **	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.79%	0.81%	1.24%	8.91%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.99%	2.95%	2.37%	(5.11% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.81%, 0.78%, 0.88% and 0.84% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25,
	Six Months			2006
	Ended			(Commencement
	September 30,	Year Ended March 31,		of Operations) to
Class B Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.70	$10.23	$10.48	$10.00

Net Investment Income (a)	0.07	0.23	0.29	0.14
Net Realized and Unrealized Gain/Loss	1.63	(2.46)	(0.24)	0.44

Total from Investment Operations	1.70	(2.23)	0.05	0.58

Less:
Distributions from Net Investment Income	0.06	0.27	0.26	0.10
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.01	-0-	-0-

Total Distributions	0.06	0.30	0.30	0.10

Net Asset Value, End of the Period	$9.34	$7.70	$10.23	$10.48

Total Return* (b)	22.13% **	–22.02%	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$16.2	$11.7	$7.3	$1.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.63%	2.66%	2.74%	2.61%
Portfolio Turnover	23% **	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.54%	1.57%	2.11%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.24%	2.24%	1.78%	(5.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.81%, 0.78%, 0.88% and 0.84% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

19
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						September 25,
	Six Months					2006
	Ended					(Commencement
	September 30,		Year Ended March 31,			of Operations) to
Class C Shares	2009		2009		2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.70		$10.23		$10.48	$10.00

Net Investment Income (a)	0.08		0.25		0.29	0.14
Net Realized and Unrealized Gain/Loss	1.62		(2.48)		(0.24)	0.44

Total from Investment Operations	1.70		(2.23)		0.05	0.58

Less:
Distributions from Net Investment Income	0.06		0.27		0.26	0.10
Distributions from Net Realized Gain	-0-		0.02		0.04	-0-
Return of Capital Distributions	-0-		0.01		-0-	-0-

Total Distributions	0.06		0.30		0.30	0.10

Net Asset Value, End of the Period	$9.34		$7.70		$10.23	$10.48

Total Return* (b)	22.17%(c	)**	–21.99%	(c)	0.36%	5.76% **
Net Assets at End of the Period (In millions)	$17.3		$14.6		$16.4	$1.8
Ratio of Expenses to Average Net Assets* (d) (e)	1.00%(c	)	1.12%	(c)	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (d)	1.78%(c	)	2.76%	(c)	2.72%	2.64%
Portfolio Turnover	23%	**	54%		13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d) (e)	1.39%(c	)	1.54%	(c)	1.99%	9.66%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	1.39%(c	)	2.34%	(c)	1.88%	(5.85% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.81%, 0.78%, 0.88% and 0.84% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

20
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				September 25,
	Six Months			2006
	Ended			(Commencement
	September 30,	Year Ended March 31,		of Operations) to
Class I Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.71	$10.24	$10.49	$10.00

Net Investment Income (a)	0.11	0.37	0.43	0.19
Net Realized and Unrealized Gain/Loss	1.65	(2.52)	(0.27)	0.45

Total from Investment Operations	1.76	(2.15)	0.16	0.64

Less:
Distributions from Net Investment Income	0.11	0.34	0.37	0.15
Distributions from Net Realized Gain	-0-	0.02	0.04	-0-
Return of Capital Distributions	-0-	0.02	-0-	-0-

Total Distributions	0.11	0.38	0.41	0.15

Net Asset Value, End of the Period	$9.36	$7.71	$10.24	$10.49

Total Return* (b)	22.83% **	–21.21%	1.37%	6.39% **
Net Assets at End of the Period (In millions)	$0.2	$0.1	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	2.63%	4.14%	4.00%	3.61%
Portfolio Turnover	23% **	54%	13%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.54%	0.56%	1.91%	8.66%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	2.24%	3.73%	2.24%	(4.88% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.81%, 0.78%, 0.88% and 0.84% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

21
See Notes to Financial Statements

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Conservative Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

22

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $2,207,923, which will expire on March 31, 2017.

23

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$117,888,214

Gross tax unrealized appreciation	$4,997,401
Gross tax unrealized depreciation	(2,853,570)

Net tax unrealized appreciation on investments	$2,143,831

F. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$3,029,718
Long-term capital gain	202,633
Return of capital	151,481

$3,383,832

As of March 31, 2009, there were no distributable earnings on a taxable basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.00% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2009, the Adviser waived or reimbursed approximately $205,700 of its advisory fees or other expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher &

24

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $18,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $21,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $15,800 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $83,500 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $16,100. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class I.

25

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the six months ended September 30, 2009 is as follows:

	Purchase	Sales	Income	3/31/2009	9/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Van Kampen American Value Fund, Class I	$396,371	$1,718,474	$15,945	$3,552,074	$3,628,778
Van Kampen Capital Growth Fund, Class I	1,192,278	3,991,619	-0-	7,064,539	7,254,832
Van Kampen Comstock Fund, Class I	1,508,856	1,544,994	30,470	3,555,563	4,839,931
Van Kampen Corporate Bond Fund, Class I	3,370,193	1,342,618	687,338	20,388,422	26,152,674
Van Kampen Emerging Markets Fund, Class I	409,974	962,536	-0-	2,632,741	3,626,168
Van Kampen Government Securities Fund, Class I	5,721,454	671,201	178,645	13,930,464	19,098,888
Van Kampen Growth and Income Fund, Class I	650,953	699,775	36,025	3,543,266	4,850,443
Van Kampen Harbor Fund, Class I	3,318,893	167,733	45,462	-0-	3,613,738
Van Kampen High Yield Fund, Class I	370,270	267,993	149,823	2,787,538	3,573,424
Van Kampen International Growth Fund, Class I	1,038,741	2,973,687	-0-	8,004,962	9,673,695
Van Kampen Limited Duration Fund, Class I	2,783,541	388,680	137,128	9,277,985	11,924,382
Van Kampen Mid Cap Growth Fund, Class I	321,790	585,622	-0-	1,753,996	2,425,599
Van Kampen Real Estate Securities Fund, Class I	2,025,003	1,502,379	28,585	1,758,640	3,627,952
Van Kampen US Mortgage Fund, Class I	1,440,767	228,161	73,638	4,648,391	5,962,133

Total	$24,549,084	$17,045,472	$1,383,059	$82,898,581	$110,252,637

26

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	2,358,264	$20,703,771	7,438,662	$65,107,375
Class B	454,047	3,971,513	1,363,258	12,132,323
Class C	236,766	2,065,609	1,189,056	10,782,705
Class I	2,126	19,874	21,613	178,327

Total Sales	3,051,203	$26,760,767	10,012,589	$88,200,730

Dividend Reinvestment:
Class A	90,311	$806,787	287,944	$2,359,650
Class B	10,620	94,847	44,088	356,636
Class C	12,377	109,857	61,655	506,615
Class I	54	481	236	2,036

Total Dividend Reinvestment	113,362	$1,011,972	393,923	$3,224 937

Repurchases:
Class A	(1,577,588)	$(13,728,926)	(4,151,134)	$(36,110,899)
Class B	(247,563)	(2,162,642)	(601,962)	(5,037,196)
Class C	(292,208)	(2,505,386)	(950,729)	(8,254,273)
Class I	-0-	-0-	(23,511)	(193,104)

Total Repurchases	(2,117,359)	$(18,396,954)	(5,727,336)	$(49,595,472)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $33,091,634 and $24,122,529, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

27

Van Kampen Asset Allocation Conservative Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $199,100 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

28

Van Kampen Asset Allocation Conservative Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Asset Allocation Conservative Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

107, 207, 307, 607
AAFCONSAN 11/09
IU09-04941P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Asset Allocation Moderate Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Moderate Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–0.08%	–2.02%	–0.87%	–1.66%	–0.86%	–0.86%	0.19%

1-year	4.76	–1.22	3.96	–1.04	3.97	2.97	5.03

6-month	31.61	24.11	31.03	26.03	30.98	29.98	31.70

Gross Expense Ratio	1.59%		2.35%		2.35%		1.34%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

Global business activity recovered from the weakest point of the recent recession, as financial institutions and credit markets stabilized. Massive government intervention, in the form of direct investment, historically low federal funds rates, and asset repurchase programs helped stem the wave of panic that followed 2008’s collapse of Bear Stearns, Fannie Mae, Freddie Mac, AIG and Lehman Brothers.

In the United States, coincident business indicators such as purchasing manager surveys and consumer confidence began to recover, providing an early sign that the worst of the cycle had likely passed. In Europe and Japan, business indicators were a bit more mixed, but generally supportive of the same directional change seen in the U.S. Emerging economies, many of which slowed dramatically from their 2005-to-2007 peak growth rates, managed to avoid outright recessions and responded much more quickly to local economic stimulus and government intervention.

Consumer spending in developed economies remained dormant, as unemployment rates continued to climb while wage growth slowed and wealth recovered modestly. The savings rate also continued to climb, from its 2007 low of zero to nearly 5 percent by July. Emerging economic activity rebounded sharply, as consumers were encouraged to leverage government programs designed to stimulate growth. Home, automobile, appliance and other durable good sales accelerated. In many cases, financial conditions in most of these countries improved to previous cycle highs.

Equity and corporate credit markets, by-and-large, reflected this global recovery, rallying sharply during the six-month period under review. Earnings and profit margins surprised investors with their resiliency, as corporate management teams reacted quickly to align their businesses with global economic activity. Government and sovereign debt interest rates normalized, following the massive “flight-to-quality” rally as investors sought safety at all cost during the throws of the equity market sell-off. As the summer progressed, it became clear that investor confidence was returning to the markets. As is often the case in the earliest stages of a market rally, the riskiest sectors of the global equity market rallied the most from the March lows to the end of September.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Moderate Fund underperformed the S&P 500® Index (the “Index”) and outperformed the Blended Index (35% S&P 500® Index, 25% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Index) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

					Blended Index
					(35% S&P 500® Index,
					25% MSCI EAFE Index
				S&P 500®	and 40% Barclays Capital
Class A	Class B	Class C	Class I	Index	U.S. Aggregate Index)

31.61%	31.03%	30.98%	31.70%	34.02%	25.63%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Underperformance during the period versus the S&P 500® Index was attributable to the Fund’s fixed income allocation, while outperformance versus the Blended Index was attributable to the Fund’s higher exposures to U.S. growth and international equities and corporate debt. In addition, the Fund held limited exposures to government debt, relative to the Blended Index, which benefited performance.

Van Kampen Asset Allocation Moderate Fund seeks a high level of long-term total return, consistent with a moderate level of risk. During the period under review, the Fund maintained an asset allocation target of 60 percent in equity investments and 40 percent in fixed income investments. Additionally, the Fund’s specific exposures at the end of the period under review included U.S. equities (approximately 34 percent of total net assets), international equities (approximately 23 percent), corporate bonds (approximately 11 percent), U.S. government securities (approximately 11 percent), short-term fixed income investments (approximately 8 percent), U.S. mortgages (approximately 5 percent), high yield fixed income investments (approximately 5 percent), and real estate investments (approximately 3 percent).

During the period under review, we increased the Fund’s exposures to active international and passive U.S. value equities (exchange-traded funds) while reducing exposures to active U.S. growth equity securities. We also reduced exposures to passive fixed income securities (exchange-traded funds) while increasing our exposures to active fixed income funds. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

3

Market Outlook

In our view, global recovery, following the most severe recession since the 1930s, is likely to continue throughout 2010, as low interest rates fuel capital investment and ultimately, consumer spending. In the U.S., Europe and Japan, this cycle will likely take longer to play out, as unemployment and consumer debt remain elevated. In the emerging economies such as China, India and Latin America, healthier consumer balance sheets and stimulative government policies should propel growth to former, pre-2008 levels. Large-capitalization growth stocks, in both the developed and developing markets, should benefit from these trends, as valuations have lagged their mid- and large-capitalization peers. The fixed income markets may be challenged by growing concerns over reaccelerating inflation, as well as the latent weakness in the U.S. dollar relative to other currencies around the world.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 9/30/09 (Unaudited)

Fixed Income	39.2%
U.S. Equity	36.9
Global/International Equity	22.9

Total Long Term Investments	99.0
Total Repurchase Agreements	0.4

Total Investments	99.4
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,316.09	$2.32
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)

Class B
Actual	1,000.00	1,310.27	6.66
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class C
Actual	1,000.00	1,309.82	6.66
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class I
Actual	1,000.00	1,316.97	0.87
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its

9

business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services

10

to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.0%
Affiliated Funds 90.1% (a)
Van Kampen Capital Growth Fund, Class I	2,247,280	$23,461,604
Van Kampen Comstock Fund, Class I	1,422,968	18,783,172
Van Kampen Corporate Bond Fund, Class I	3,926,879	25,367,640
Van Kampen Emerging Markets Fund, Class I	885,588	11,725,183
Van Kampen Government Securities Fund, Class I	2,664,542	25,473,026
Van Kampen Growth and Income Fund, Class I	560,255	9,412,278
Van Kampen High Yield Fund, Class I	1,258,590	11,553,858
Van Kampen International Growth Fund, Class I	2,429,691	37,538,722
Van Kampen Limited Duration Fund, Class I (b)	2,047,159	18,506,314
Van Kampen Mid Cap Growth Fund, Class I	519,940	11,766,253
Van Kampen Real Estate Securities Fund, Class I	532,617	7,041,193
Van Kampen US Mortgage Fund, Class I	906,470	11,566,561

		212,195,804

Unaffiliated Funds 8.9%
iShares Dow Jones Select Dividend Index Fund	113,300	4,679,290
iShares MSCI Japan Index Fund	461,746	4,589,755
SPDR S&P Dividend ETF	106,300	4,687,830
SPDR Trust Series 1	66,400	7,009,184

		20,966,059

Total Long-Term Investments 99.0% (Cost $216,978,100)		233,161,863

Repurchase Agreements 0.4%
Banc of America Securities ($236,650 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $236,650)		236,650
JPMorgan Chase & Co. ($713,545 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $713,546)		713,545
State Street Bank & Trust Co. ($39,805 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $39,805)		39,805

Total Repurchase Agreements 0.4% (Cost $990,000)		990,000

Total Investments 99.4% (Cost $217,968,100)		234,151,863

Other Assets in Excess of Liabilities 0.6%		1,366,141

Net Assets 100.0%		$235,518,004

12
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to the Financial Statements for further information regarding investments in affiliated funds.

(b)	The Fund does not invest in the Underlying Affiliated Funds for the purpose of exercising management or control. At September 30, 2009, the Fund held the following position, which exceeded 5% of the Underlying Affiliated Fund’s shares outstanding:

Percent of
Underlying Affiliated Fund	Shares Held

Van Kampen Limited Duration Fund, Class I	15.46%

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Investment Companies
Affiliated Funds	$212,195,804	$—	$—	$212,195,804
Unaffiliated Funds	20,966,059	—	—	20,966,059
Repurchase Agreements	—	990,000	—	990,000

Total Investments in an Asset Position	$233,161,863	$990,000	$—	$234,151,863

13
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $198,107,328)	$212,195,804
Investments in Underlying Unaffiliated Funds (Cost $18,870,772)	20,966,059
Repurchase Agreements (Cost $990,000)	990,000
Cash	883
Receivables:
Fund Shares Sold	1,774,885
Dividends	351,146
Expense Reimbursement from Adviser	28,222
Other	21,665

Total Assets	236,328,664

Liabilities:
Payables:
Investments Purchased	406,325
Fund Shares Repurchased	218,277
Distributor and Affiliates	98,281
Trustees’ Deferred Compensation and Retirement Plans	35,835
Accrued Expenses	51,942

Total Liabilities	810,660

Net Assets	$235,518,004

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$254,853,957
Net Unrealized Appreciation	16,183,763
Accumulated Undistributed Net Investment Income	4,072,047
Accumulated Net Realized Loss	(39,591,763)

Net Assets	$235,518,004

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $182,320,740 and 19,545,038 shares of beneficial interest issued and outstanding)	$9.33
Maximum sales charge (5.75%* of offering price)	0.57

Maximum offering price to public	$9.90

Class B Shares:
Net asset value and offering price per share (Based on net assets of $30,001,833 and 3,245,816 shares of beneficial interest issued and outstanding)	$9.24

Class C Shares:
Net asset value and offering price per share (Based on net assets of $22,817,964 and 2,465,993 shares of beneficial interest issued and outstanding)	$9.25

Class I Shares:
Net asset value and offering price per share (Based on net assets of $377,467 and 40,279 shares of beneficial interest issued and outstanding)	$9.37

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$1,847,722
Dividends From Underlying Unaffiliated Funds	253,435
Interest	1,459

Total Income	2,102,616

Expenses:
Distribution (12b-1) and Service Fees
Class A	190,083
Class B	126,554
Class C	95,206
Investment Advisory Fee	147,499
Transfer Agent Fees	132,353
Registration Fees	42,671
Accounting and Administrative Expenses	24,738
Professional Fees	23,856
Reports to Shareholders	21,375
Trustees’ Fees and Related Expenses	14,270
Custody	8,493
Other	7,779

Total Expenses	834,877
Expense Reduction	275,535

Net Expenses	559,342

Net Investment Income	$1,543,274

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(9,897,908)
Realized Gain on Sales of Underlying Unaffiliated Fund Shares	110,158

Net Realized Loss	(9,787,750)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(43,921,772)
End of the Period	16,183,763

Net Unrealized Appreciation During the Period	60,105,535

Net Realized and Unrealized Gain	$50,317,785

Net Increase in Net Assets From Operations	$51,861,059

15
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$1,543,274	$4,224,641
Net Realized Loss	(9,787,750)	(29,364,663)
Net Unrealized Appreciation/Depreciation During the Period	60,105,535	(36,061,399)

Change in Net Assets from Operations	51,861,059	(61,201,421)

Distributions from Net Investment Income:
Class A Shares	(764,206)	(1,660,199)
Class B Shares	(74,557)	(132,887)
Class C Shares	(55,214)	(83,896)
Class I Shares	(1,570)	(3,999)

	(895,547)	(1,880,981)

Distributions from Net Realized Gain:
Class A Shares	-0-	(2,068,991)
Class B Shares	-0-	(332,597)
Class C Shares	-0-	(289,683)
Class I Shares	-0-	(4,323)

	-0-	(2,695,594)

Total Distributions	(895,547)	(4,576,575)

Net Change in Net Assets from Investment Activities	50,965,512	(65,777,996)

From Capital Transactions:
Proceeds from Shares Sold	54,632,523	167,419,813
Net Asset Value of Shares Issued Through Dividend Reinvestment	880,739	4,477,561
Cost of Shares Repurchased	(27,894,329)	(68,077,821)

Net Change in Net Assets from Capital Transactions	27,618,933	103,819,553

Total Increase in Net Assets	78,584,445	38,041,557
Net Assets:
Beginning of the Period	156,933,559	118,892,002

End of the Period (Including accumulated undistributed net investment income of $4,072,047 and $3,424,320, respectively)	$235,518,004	$156,933,559

16
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended	Year Ended		(Commencement of
	September 30,	March 31,		Operations) to
Class A Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.12	$10.55	$10.72	$10.00

Net Investment Income (a)	0.07	0.25	0.29	0.14
Net Realized and Unrealized Gain/Loss	2.18	(3.44)	(0.27)	0.72

Total from Investment Operations	2.25	(3.19)	0.02	0.86

Less:
Distributions from Net Investment Income	0.04	0.11	0.16	0.14
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.04	0.24	0.19	0.14

Net Asset Value, End of the Period	$9.33	$7.12	$10.55	$10.72

Total Return* (b)	31.61% **	–30.28%	0.05%	8.67% **
Net Assets at End of the Period (In millions)	$182.3	$121.5	$83.5	$14.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.41%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	1.74%	2.88%	2.61%	2.65%
Portfolio Turnover	21% **	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.68%	0.70%	0.90%	4.37%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.46%	2.58%	2.10%	(1.30% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.84%, 0.80%, 0.90% and 0.93% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class B Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.07	$10.48	$10.68	$10.00

Net Investment Income (a)	0.04	0.18	0.23	0.10
Net Realized and Unrealized Gain/Loss	2.15	(3.41)	(0.29)	0.71

Total from Investment Operations	2.19	(3.23)	(0.06)	0.81

Less:
Distributions from Net Investment Income	0.02	0.05	0.11	0.13
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.02	0.18	0.14	0.13

Net Asset Value, End of the Period	$9.24	$7.07	$10.48	$10.68

Total Return* (b)	31.03% **	–30.80%	–0.66%	8.14% **
Net Assets at End of the Period (In millions)	$30.0	$20.0	$15.8	$4.2
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.99%	2.05%	2.13%	1.83%
Portfolio Turnover	21% **	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.43%	1.45%	1.72%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.71%	1.75%	1.57%	(2.12% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.84%, 0.80%, 0.90% and 0.93% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class C Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.08	$10.47	$10.69	$10.00

Net Investment Income (a)	0.04	0.19	0.17	0.10
Net Realized and Unrealized Gain/Loss	2.15	(3.41)	(0.23)	0.72

Total from Investment Operations	2.19	(3.22)	(0.06)	0.82

Less:
Distributions from Net Investment Income	0.02	0.04	0.13	0.13
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.02	0.17	0.16	0.13

Net Asset Value, End of the Period	$9.25	$7.08	$10.47	$10.69

Total Return* (b)	30.98% **	–30.78%	–0.70%	8.24% **
Net Assets at End of the Period (In millions)	$22.8	$15.3	$19.4	$2.3
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.16%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.99%	2.16%	1.57%	1.82%
Portfolio Turnover	21% **	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.43%	1.46%	1.63%	5.12%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.71%	1.85%	1.10%	(2.13% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.84%, 0.80%, 0.90% and 0.93% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

19
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended	Year Ended		(Commencement of
	September 30,	March 31,		Operations) to
Class I Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$7.15	$10.58	$10.74	$10.00

Net Investment Income (a)	0.08	0.32	0.30	0.15
Net Realized and Unrealized Gain/Loss	2.19	(3.50)	(0.26)	0.74

Total from Investment Operations	2.27	(3.18)	0.04	0.89

Less:
Distributions from Net Investment Income	0.05	0.12	0.17	0.15
Distributions from Net Realized Gain	-0-	0.13	0.03	-0-

Total Distributions	0.05	0.25	0.20	0.15

Net Asset Value, End of the Period	$9.37	$7.15	$10.58	$10.74

Total Return* (b)	31.70% **	–30.05%	0.25%	8.90% **
Net Assets at End of the Period (In millions)	$0.4	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.16%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.99%	3.69%	2.69%	2.77%
Portfolio Turnover	21% **	53%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.43%	0.45%	1.15%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.71%	3.39%	1.70%	(1.18% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.84%, 0.80%, 0.90% and 0.93% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.01% and 0.02% for the year ended March 31, 2008 and the period ended March 31, 2007, respectively.

20
See Notes to Financial Statements

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Moderate Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defined fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

21

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $3,578,103, which will expire on March 31, 2017.

22

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$241,561,134

Gross tax unrealized appreciation	$5,330,244
Gross tax unrealized depreciation	(12,739,515)

Net tax unrealized depreciation on investments	$(7,409,271)

F. Distribution of Income and Gains Effective September 30, 2009, the Fund declares and pays dividends quarterly from net investment income. Prior to September 30, 2009, the Fund declared and paid dividends at least annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$1,881,746
Long-term capital gain	2,694,829

$4,576,575

As of March 31, 2009, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$3,450,962

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended

23

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

September 30, 2009, the Adviser waived or reimbursed approximately $275,500 of its advisory fees or other expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $21,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $41,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $17,700 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $152,300 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $37,300. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,800 shares of Class I.

24

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the six months ended September 30, 2009 is as follows:

	Purchase	Sales	Income	3/31/2009	9/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Van Kampen Capital Growth Fund, Class I	$4,047,595	$7,459,074	$-0-	$18,331,598	$23,461,604
Van Kampen Comstock Fund, Class I	2,324,590	983,532	135,278	12,301,680	18,783,172
Van Kampen Corporate Bond Fund, Class I	7,485,574	1,324,359	598,688	16,025,970	25,367,640
Van Kampen Emerging Markets Fund, Class I	1,457,041	2,000,479	-0-	7,590,607	11,725,183
Van Kampen Government Securities Fund, Class I	11,918,326	1,095,531	213,290	14,453,736	25,473,026
Van Kampen Growth and Income Fund, Class I	1,569,758	2,699,187	77,842	7,661,685	9,412,278
Van Kampen High Yield Fund, Class I	2,103,709	662,015	450,050	8,033,576	11,553,858
Van Kampen International Growth Fund, Class I	4,352,098	3,568,831	-0-	24,621,371	37,538,722
Van Kampen Limited Duration Fund, Class I	7,554,784	611,548	186,449	11,230,911	18,506,314
Van Kampen Mid Cap Growth Fund, Class I	1,876,911	4,090,140	-0-	9,105,242	11,766,253
Van Kampen Real Estate Securities Fund, Class I	3,034,559	5,834,897	66,706	6,089,358	7,041,193
Van Kampen US Mortgage Fund, Class I	5,403,130	449,231	119,419	6,430,610	11,566,561

Total	$53,128,075	$30,778,824	$1,847,722	$141,876,344	$212,195,804

25

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	4,984,791	$42,495,594	14,858,350	$133,021,628
Class B	826,925	6,863,054	2,294,973	20,735,316
Class C	608,852	5,099,138	1,515,255	13,526,109
Class I	20,177	174,737	15,747	136,760

Total Sales	6,440,745	$54,632,523	18,684,325	$167,419,813

Dividend Reinvestment:
Class A	81,980	$754,218	510,390	$3,679,911
Class B	7,888	71,941	62,056	445,560
Class C	5,850	53,412	48,372	347,797
Class I	127	1,168	593	4,293

Total Dividend Reinvestment	95,845	$880,739	621,411	$4,477,561

Repurchases:
Class A	(2,587,397)	$(21,879,132)	(6,213,779)	$(49,249,033)
Class B	(414,432)	(3,448,479)	(1,041,054)	(8,563,498)
Class C	(306,609)	(2,515,897)	(1,259,339)	(10,201,113)
Class I	(6,288)	(50,821)	(8,347)	(64,177)

Total Repurchases	(3,314,726)	$(27,894,329)	(8,522,519)	$(68,077,821)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $68,727,109 and $41,624,010, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

26

Van Kampen Asset Allocation Moderate Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $501,300 and $16,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

27

Van Kampen Asset Allocation Moderate Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
 David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Your Notes

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Asset Allocation Moderate Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

119, 219, 319, 619
AAFMODSAN 11/09
IU09-04976P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Asset Allocation Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Asset Allocation Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 9/25/06		since 9/25/06		since 9/25/06		since 9/25/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–0.61%	–2.55%	–1.41%	–2.19%	–1.40%	–1.40%	–0.34%

1-year	4.44	–1.59	3.63	–1.37	3.71	2.71	4.80

6-month	41.20	32.99	40.59	35.59	40.53	39.53	41.38

Gross Expense Ratio	1.59%		2.35%		2.35%		1.34%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

Global business activity recovered from the weakest point of the recent recession, as financial institutions and credit markets stabilized. Massive government intervention, in the form of direct investment, historically low federal funds rates, and asset repurchase programs helped stem the wave of panic that followed 2008’s collapse of Bear Stearns, Fannie Mae, Freddie Mac, AIG and Lehman Brothers.

In the United States, coincident business indicators such as purchasing manager surveys and consumer confidence began to recover, providing an early sign that the worst of the cycle had likely passed. In Europe and Japan, business indicators were a bit more mixed, but generally supportive of the same directional change seen in the U.S. Emerging economies, many of which slowed dramatically from their 2005-to-2007 peak growth rates, managed to avoid outright recessions and responded much more quickly to local economic stimulus and government intervention.

Consumer spending in developed economies remained dormant, as unemployment rates continued to climb while wage growth slowed and wealth recovered modestly. The savings rate also continued to climb, from its 2007 low of zero to nearly 5 percent by July. Emerging economic activity rebounded sharply, as consumers were encouraged to leverage government programs designed to stimulate growth. Home, automobile, appliance and other durable good sales accelerated. In many cases, financial conditions in most of these countries improved to previous cycle highs.

Equity and corporate credit markets, by-and-large, reflected this global recovery, rallying sharply during the six-month period under review. Earnings and profit margins surprised investors with their resiliency, as corporate management teams reacted quickly to align their businesses with global economic activity. Government and sovereign debt interest rates normalized, following the massive “flight-to-quality” rally as investors sought safety at all cost during the throws of the equity market sell-off. As the summer progressed, it became clear that investor confidence was returning to the markets. As is often the case in the earliest stages of a market rally, the riskiest sectors of the global equity market rallied the most from the March lows to the end of September.

2

Performance Analysis

All share classes of Van Kampen Asset Allocation Growth Fund outperformed the S&P 500® Index (the “Index”) and the Blended Index (50% S&P 500® Index, 30% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Index) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

					Blended Index
					(50% S&P 500® Index,
					30% MSCI EAFE Index and
					20% Barclays Capital
Class A	Class B	Class C	Class I	S&P 500® Index	U.S. Aggregate Index)

41.20%	40.59%	40.53%	41.38%	34.02%	32.40%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Outperformance relative to the Blended Index during the period was attributable to the Fund’s higher exposures to international and U.S. growth equities, and corporate debt. In addition, the Fund held limited exposures to government debt, relative to the Blended Index, which benefited performance.

Van Kampen Asset Allocation Growth Fund seeks a high level of long-term total return, consistent with a high level of risk. During the period under review, the Fund maintained an asset allocation target of 80 percent in equity investments and 20 percent in fixed income investments. Additionally, the Fund’s specific exposures at the end of the period under review included U.S. equities (approximately 46 percent of total net assets), international equities (approximately 30 percent), corporate bonds (approximately 8 percent), high yield fixed income investments (approximately 5 percent), real estate investments (approximately 4 percent), shorter-term fixed income investments (approximately 3 percent), U.S. mortgages (approximately 2 percent) and passive fixed income (exchange traded funds; approximately 2 percent).

During the period under review, we increased the Fund’s exposures to active international and passive U.S. equities (exchange-traded funds) while reducing exposures to active U.S. growth equity securities. These changes were based on our analysis of valuations, return expectations and the shifting global macroeconomic environment.

3

Market Outlook

In our view, global recovery, following the most severe recession since the 1930s, is likely to continue throughout 2010, as low interest rates fuel capital investment and ultimately, consumer spending. In the U.S., Europe and Japan, this cycle will likely take longer to play out, as unemployment and consumer debt remain elevated. In the emerging economies such as China, India and Latin America, healthier consumer balance sheets and stimulative government policies should propel growth to former, pre-2008 levels. Large-capitalization growth stocks, in both the developed and developing markets, should benefit from these trends, as valuations have lagged their mid- and large-capitalization peers. The fixed income markets may be challenged by growing concerns over reaccelerating inflation, as well as the latent weakness in the U.S. dollar relative to other currencies around the world.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Asset Allocation as of 9/30/09 (Unaudited)

U.S. Equity	50.1%
Global/International Equity	29.9
Fixed Income	19.7

Total Investments	99.7
Other Assets in Excess of Liabilities	0.3

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,412.04	$2.42
Hypothetical	1,000.00	1,023.06	2.03
(5% annual return before expenses)

Class B
Actual	1,000.00	1,405.91	6.94
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class C
Actual	1,000.00	1,405.28	6.93
Hypothetical	1,000.00	1,019.30	5.82
(5% annual return before expenses)

Class I
Actual	1,000.00	1,413.85	0.91
Hypothetical	1,000.00	1,024.32	0.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.15%, 1.15% and 0.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund’s or the Underlying Funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its

9

business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees have noted how the Fund pays an advisory fee of 0.15% directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the investment adviser and each Underlying Fund, each Underlying Fund pays the investment adviser a fee based on the assets of such Underlying Fund. The trustees have discussed this arrangement with the Fund and have discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services

10

to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.7%
Affiliated Funds 90.8% (a)
Van Kampen Capital Growth Fund, Class I	2,154,201	$22,489,860
Van Kampen Comstock Fund, Class I	1,364,052	18,005,482
Van Kampen Corporate Bond Fund, Class I	1,824,948	11,789,165
Van Kampen Emerging Markets Fund, Class I	792,275	10,489,716
Van Kampen Growth and Income Fund, Class I	626,575	10,526,453
Van Kampen High Yield Fund, Class I	804,248	7,382,993
Van Kampen International Growth Fund, Class I	1,940,843	29,986,019
Van Kampen Limited Duration Fund, Class I	490,556	4,434,625
Van Kampen Mid Cap Growth Fund, Class I	531,633	12,030,848
Van Kampen Real Estate Securities Fund, Class I	453,867	6,000,127
Van Kampen US Mortgage Fund, Class I	231,698	2,956,466

		136,091,754

Unaffiliated Funds 8.9%
iShares Barclays Aggregate Bond Fund	28,200	2,958,744
iShares MSCI Japan Index Fund	442,624	4,399,683
SPDR Trust Series 1	56,600	5,974,696

		13,333,123

Total Investments 99.7% (Cost $142,015,449)		149,424,877

Other Assets in Excess of Liabilities 0.3%		500,795

Net Assets 100.0%		$149,925,672

Percentages are calculated as a percentage of net assets.

(a)	See Note 2 in the Notes to the Financial Statements for further information regarding investments in affiliated Funds.

12
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Investment Companies
Affiliated Funds	$136,091,754	$—	$—	$136,091,754
Unaffiliated Funds	13,333,123	—	—	13,333,123

Total Investments in an Asset Position	$149,424,877	$—	$—	$149,424,877

13
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $129,395,925)	$136,091,754
Investments in Underlying Unaffiliated Funds (Cost $12,619,524)	13,333,123
Receivables:
Fund Shares Sold	1,146,259
Dividends	151,402
Investments Sold	31,390
Expense Reimbursement from Adviser	41,578
Other	18,919

Total Assets	150,814,425

Liabilities:
Payables:
Custodian Bank	423,443
Fund Shares Repurchased	181,905
Investments Purchased	100,787
Distributor and Affiliates	78,402
Trustees’ Deferred Compensation and Retirement Plans	34,360
Accrued Expenses	69,856

Total Liabilities	888,753

Net Assets	$149,925,672

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$166,173,769
Net Unrealized Appreciation	7,409,428
Accumulated Undistributed Net Investment Income	2,748,601
Accumulated Net Realized Loss	(26,406,126)

Net Assets	$149,925,672

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $108,143,241 and 11,820,359 shares of beneficial interest issued and outstanding)	$9.15
Maximum sales charge (5.75%* of offering price)	0.56

Maximum offering price to public	$9.71

Class B Shares:
Net asset value and offering price per share (Based on net assets of $26,134,781 and 2,890,167 shares of beneficial interest issued and outstanding)	$9.04

Class C Shares:
Net asset value and offering price per share (Based on net assets of $14,979,676 and 1,655,211 shares of beneficial interest issued and outstanding)	$9.05

Class I Shares:
Net asset value and offering price per share (Based on net assets of $667,974 and 72,712 shares of beneficial interest issued and outstanding)	$9.19

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$932,281
Dividends From Underlying Unaffiliated Funds	107,567
Interest	640

Total Income	1,040,488

Expenses:
Distribution (12b-1) and Service Fees
Class A	115,978
Class B	106,975
Class C	61,798
Transfer Agent Fees	153,676
Investment Advisory Fee	95,168
Registration Fees	38,934
Reports to Shareholders	26,503
Professional Fees	24,006
Accounting and Administrative Expenses	23,030
Trustees’ Fees and Related Expenses	12,384
Custody	8,391
Other	8,903

Total Expenses	675,746
Expense Reduction	295,824

Net Expenses	379,922

Net Investment Income	$660,566

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(6,931,412)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(103,900)

Net Realized Loss	(7,035,312)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(40,703,776)
End of the Period	7,409,428

Net Unrealized Appreciation During the Period	48,113,204

Net Realized and Unrealized Gain	$41,077,892

Net Increase in Net Assets From Operations	$41,738,458

15
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$660,566	$2,108,066
Net Realized Loss	(7,035,312)	(19,079,940)
Net Unrealized Appreciation/Depreciation During the Period	48,113,204	(33,710,529)

Change in Net Assets from Operations	41,738,458	(50,682,403)

Distributions from Net Investment Income:
Class A Shares	-0-	(725,328)
Class B Shares	-0-	(58,842)
Class C Shares	-0-	(24,623)
Class I Shares	-0-	(2,956)

	-0-	(811,749)

Distributions from Net Realized Gain:
Class A Shares	-0-	(2,094,802)
Class B Shares	-0-	(480,488)
Class C Shares	-0-	(306,133)
Class I Shares	-0-	(6,921)

	-0-	(2,888,344)

Total Distributions	-0-	(3,700,093)

Net Change in Net Assets from Investment Activities	41,738,458	(54,382,496)

From Capital Transactions:
Proceeds from Shares Sold	32,613,007	92,119,449
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	3,641,554
Cost of Shares Repurchased	(21,198,941)	(30,338,872)

Net Change in Net Assets from Capital Transactions	11,414,066	65,422,131

Total Increase in Net Assets	53,152,524	11,039,635
Net Assets:
Beginning of the Period	96,773,148	85,733,513

End of the Period (Including accumulated undistributed net investment income of $2,748,601 and $2,088,035, respectively)	$149,925,672	$96,773,148

16
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class A Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.48	$10.71	$10.90	$10.00

Net Investment Income (a)	0.05	0.19	0.18	0.09
Net Realized and Unrealized Gain/Loss	2.62	(4.14)	(0.20)	0.95

Total from Investment Operations	2.67	(3.95)	(0.02)	1.04

Less:
Distributions from Net Investment Income	-0-	0.07	0.13	0.14
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	-0-	0.28	0.17	0.14

Net Asset Value, End of the Period	$9.15	$6.48	$10.71	$10.90

Total Return* (b)	41.20% **	–36.88%	–0.32%	10.48% **
Net Assets at End of the Period (In millions)	$108.1	$71.2	$61.8	$19.8
Ratio of Expenses to Average Net Assets* (c) (d)	0.40%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets* (c)	1.24%	2.27%	1.56%	1.61%
Portfolio Turnover	15% **	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.87%	0.90%	1.01%	3.71%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.77%	1.77%	0.95%	(1.68% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.88%, 0.83%, 0.89% and 0.96% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

17
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class B Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.43	$10.63	$10.86	$10.00

Net Investment Income (a)	0.02	0.13	0.12	0.04
Net Realized and Unrealized Gain/Loss	2.59	(4.09)	(0.24)	0.95

Total from Investment Operations	2.61	(3.96)	(0.12)	0.99

Less:
Distributions from Net Investment Income	-0-	0.03	0.07	0.13
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	-0-	0.24	0.11	0.13

Net Asset Value, End of the Period	$9.04	$6.43	$10.63	$10.86

Total Return* (b)	40.59% **	–37.32%	–1.12%	9.95% **
Net Assets at End of the Period (In millions)	$26.1	$15.9	$13.2	$4.0
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.49%	1.54%	1.10%	0.82%
Portfolio Turnover	15% **	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.62%	1.65%	1.78%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.02%	1.04%	0.47%	(2.47% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.88%, 0.83%, 0.89% and 0.96% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

18
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class C Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.44	$10.63	$10.86	$10.00

Net Investment Income (a)	0.02	0.13	0.12	0.05
Net Realized and Unrealized Gain/Loss	2.59	(4.09)	(0.23)	0.94

Total from Investment Operations	2.61	(3.96)	(0.11)	0.99

Less:
Distributions from Net Investment Income	-0-	0.02	0.08	0.13
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	-0-	0.23	0.12	0.13

Net Asset Value, End of the Period	$9.05	$6.44	$10.63	$10.86

Total Return* (b)	40.53% **	–37.31%	–1.08%	9.96% **
Net Assets at End of the Period (In millions)	$15.0	$9.5	$10.6	$3.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.15%	1.15%	1.15%	1.17%
Ratio of Net Investment Income to Average Net Assets* (c)	0.49%	1.54%	1.06%	0.86%
Portfolio Turnover	15% **	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	1.62%	1.65%	1.77%	4.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	0.02%	1.04%	0.44%	(2.43% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.88%, 0.83%, 0.89% and 0.96% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

19
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended			(Commencement of
	September 30,	Year Ended March 31,		Operations) to
Class I Shares	2009	2009	2008	March 31, 2007

Net Asset Value, Beginning of the Period	$6.50	$10.74	$10.92	$10.00

Net Investment Income (a)	0.06	0.22	0.19	0.10
Net Realized and Unrealized Gain/Loss	2.63	(4.16)	(0.19)	0.97

Total from Investment Operations	2.69	(3.94)	-0-	1.07

Less:
Distributions from Net Investment Income	-0-	0.09	0.14	0.15
Distributions from Net Realized Gain	-0-	0.21	0.04	-0-

Total Distributions	-0-	0.30	0.18	0.15

Net Asset Value, End of the Period	$9.19	$6.50	$10.74	$10.92

Total Return* (b)	41.38% **	–36.71%	–0.09%	10.71% **
Net Assets at End of the Period (In millions)	$0.7	$0.2	$0.2	$0.5
Ratio of Expenses to Average Net Assets* (c) (d)	0.15%	0.15%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets* (c)	1.49%	2.54%	1.68%	1.78%
Portfolio Turnover	15% **	44%	11%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	0.62%	0.63%	1.01%	3.46%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	1.02%	2.06%	0.82%	(1.51% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were 0.88%, 0.83%, 0.89% and 0.96% at September 30, 2009 and March 31, 2009, 2008 and 2007, respectively.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended March 31, 2007.

20
See Notes to Financial Statements

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Asset Allocation Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of long-term total return, consistent with a high level of risk. The Fund invests primarily in other affiliated funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on September 25, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements

21

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund indirectly bears a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $2,574,870, which will expire on March 31, 2017.

22

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

At September 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$159,673,099

Gross tax unrealized appreciation	$2,966,247
Gross tax unrealized depreciation	(13,214,469)

Net tax unrealized depreciation on investments	$(10,248,222)

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$814,112
Long-term capital gain	2,885,981

$3,700,093

As of March 31, 2009, the component of distributable earnings on a taxable basis was as follows:

Undistributed ordinary income	$2,114,726

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 8, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of 0.15% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.15%, 1.15% and 0.15% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2009, the Adviser waived or reimbursed approximately $295,800 of its advisory fees or other expenses.

23

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

For the six months ended September 30, 2009, the Fund recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $20,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $49,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $16,400 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $98,200 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $23,100. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 8,500 shares of Class I.

24

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

The Fund invests in Underlying Affiliated Funds of the Adviser. A summary of the Fund’s transactions in shares of the Underlying Affiliated Funds during the six months ended September 30, 2009 is as follows:

	Purchase	Sales	Income	3/31/2009	9/30/2009
Investment	Cost	Proceeds	Earned	Value	Value

Van Kampen Capital Growth Fund, Class I	$3,307,991	$4,797,922	$-0-	$16,151,806	$22,489,860
Van Kampen Comstock Fund, Class I	2,284,822	699,563	131,307	11,474,856	18,005,482
Van Kampen Corporate Bond Fund, Class I	3,503,539	1,290,505	297,886	7,968,662	11,789,165
Van Kampen Emerging Markets Fund, Class I	2,422,049	1,269,871	-0-	5,664,880	10,489,716
Van Kampen Growth and Income Fund, Class I	1,523,449	469,783	76,885	6,671,013	10,526,453
Van Kampen High Yield Fund, Class I	1,686,961	621,647	289,883	4,992,747	7,382,993
Van Kampen International Growth Fund, Class I	3,979,011	2,815,333	-0-	19,143,048	29,986,019
Van Kampen Limited Duration Fund, Class I	1,743,767	389,336	48,895	2,991,645	4,434,625
Van Kampen Mid Cap Growth Fund, Class I	1,437,874	2,647,482	-0-	8,494,548	12,030,848
Van Kampen Real Estate Securities Fund, Class I	2,040,522	2,474,412	52,231	3,784,613	6,000,127
Van Kampen US Mortgage Fund, Class I	1,190,256	282,727	35,194	1,998,408	2,956,466

Total	$25,120,241	$17,758,581	$932,281	$89,336,226	$136,091,754

25

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and the year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	2,973,191	$23,992,042	7,763,146	$68,515,514
Class B	672,499	5,313,092	1,751,754	15,670,661
Class C	369,004	2,949,692	860,333	7,657,666
Class I	41,821	358,181	25,118	275,608

Total Sales	4,056,515	$32,613,007	10,400,351	$92,119,449

Dividend Reinvestment:
Class A	-0-	$-0-	421,230	$2,788,554
Class B	-0-	-0-	80,685	530,904
Class C	-0-	-0-	47,769	314,797
Class I	-0-	-0-	1,101	7,299

Total Dividend Reinvestment	-0-	$-0-	550,785	$3,641,554

Repurchases:
Class A	(2,126,453)	$(17,639,794)	(2,979,695)	$(22,337,582)
Class B	(251,454)	(2,021,502)	(605,064)	(4,710,796)
Class C	(193,060)	(1,523,759)	(423,083)	(3,225,331)
Class I	(1,633)	(13,886)	(9,886)	(65,163)

Total Repurchases	(2,572,600)	$(21,198,941)	(4,017,728)	$(30,338,872)

4. Investments In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $31,085,718 and $18,613,741, respectively.

5. Risk of Investing in Underlying Funds
Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

26

Van Kampen Asset Allocation Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $506,300 and $18,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

27

Van Kampen Asset Allocation Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Your Notes

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Asset Allocation Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

109, 209, 309, 609
AAFGRWSAN 11/09
IU09-04980P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Core Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Equity Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 8/27/07		since 8/27/07		since 8/27/07		since 8/27/07	since 8/27/07
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–16.00%	–18.34%	–16.50%	–17.69%	–16.60%	–16.60%	–15.80%	–16.26%

1-year	–8.54	–13.83	–9.37	–13.88	–9.14	–10.05	–8.24	–8.79

6-month	37.02	29.22	36.57	31.57	36.29	35.29	37.15	36.75

Gross Expense Ratio	3.34%		4.13%		4.00%		2.44%	4.09%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end, as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

In the second and third quarters of 2009, the stock market, as represented by the S&P 500® Index, rose 34.02 percent. The most recent six-month period of positive returns was a continuation of the market’s rebound off of the March 2009 near-term lows, but the S&P 500® Index is still far off its 2007 highs and well below the high established in early 2000. Thus, while the market has risen substantially in recent months, it has not reversed a more than nine-year down trend.

Looking at recent past returns with respect to both size and direction in an effort to determine the future course of the market is a fruitless exercise in our opinion. The market’s direction is a function of a process of looking forward not backward. It is the anticipation of future events that drives the market. Currently, it is difficult to paint an accurate picture of those future events and their likely consequences for the market.

The economic instabilities that characterized the last year or so appear to have diminished. The much forecasted collapse of the U.S. financial markets did not take place and the internal dynamics of the credit markets have returned to near normal. Credit spreads have narrowed and the credit markets have become receptive to some demands for extensions of credit.

Other areas of the economy are struggling to regain their footing. The housing market remains weak, albeit with some signs of firming. The consumer is retrenching as the unemployment rate reaches towards 10 percent, but the rate of increase in unemployment is abating. The savings rate has soared as the consumer seeks to replace capital destroyed in the market downturn of 2007-2008. All of the relative improvements in economic conditions have helped push the market higher in the last six months.

Performance Analysis

All share classes of Van Kampen Core Equity Fund outperformed the S&P 500® Index (the “Index”) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

Class A	Class B	Class C	Class I	Class R	S&P 500® Index

37.02%	36.57%	36.29%	37.15%	36.75%	34.02%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

For the reporting period, the Fund’s return was greater than that of the Index. Key drivers of performance included the following:

• The portfolio’s exposure to stocks that were highly rated by our valuation process helped overall performance. In addition, individual stock selection aided performance.

• The Fund’s exposure to the utilities, shelter, and financial services sectors enhanced overall returns.

• However, holdings in health care, raw materials, and consumer non-durables sectors were a drag on performance.

As part of our attempt to control diversifiable risk, it is our policy to not overweight or underweight any sector to a significant degree in an effort to aid performance. Thus, while economic conditions may change from time to time, and while those changes might favor stocks in one economic sector over another, we do not change our portfolio weightings in an overt effort to capture anticipated sector-by-sector return differentials. We prefer to strive to produce favorable returns by selecting from within each economic sector those stocks we expect to produce returns superior to that of the sector as a whole.

Market Outlook

The market is now attempting to estimate the likely impact of future events. There are tangible signs that as that effort has gone forward, investors have experienced a diminished sense of optimism with respect to the course of the U.S. economy. Looming federal deficits of almost unimaginable magnitudes, an unprecedented increase in the rate of growth of the money supply, the prospect for tax increases of almost 60 percent on marginal personal income, tax increases on capital gains and dividend income, and tax increases that we believe will almost certainly accompany any health care reform have raised concerns among market participants.

These concerns have manifest themselves in a declining dollar, declining velocity of the money supply, a high savings rate, and unwillingness on the part of most employers to add employees. The unfortunate consequences of deficits, tax rate increases, and rapid money supply growth are all avoidable, in our view. We believe any further damage to the economy from these policies would be a self-inflicted wound. Market participants are now awaiting evidence that common sense will prevail.

The direction of the market over the next few months and quarters will be a function of how economic policy evolves. We believe the primary sources of uncertainty are controllable within reasonable bounds; however, unless and until there is evidence that some test of reasonableness will apply, the market is likely to struggle to produce sustainable gains. With a return to a more normal economic environment, and with less uncertainty with respect to the future direction of economic policies, investors should be able to focus better on the likely fortunes of individual companies and may be rewarded by investing in firms that generate consistent earning progress and are fairly priced.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Microsoft Corp.	2.9%
General Electric Co.	2.8
Chevron Corp.	2.8
IBM Corp.	2.7
Pfizer, Inc.	2.6
Apple, Inc.	2.5
Philip Morris International, Inc.	2.4
AT&T, Inc.	2.4
Occidental Petroleum Corp.	2.3
Hewlett-Packard Co.	2.2

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)

Integrated Oil & Gas	8.5%
Pharmaceuticals	7.8
Computer Hardware	7.4
Systems Software	4.7
Aerospace & Defense	4.6
Tobacco	4.2
Life & Health Insurance	3.3
Managed Health Care	3.0
Other Diversified Financial Services	3.0
Multi-Utilities	2.8
Industrial Conglomerates	2.8
Integrated Telecommunication Services	2.4
Investment Banking & Brokerage	2.2
Property & Casualty Insurance	2.1
Railroads	1.9
Asset Management & Custody Banks	1.8
Internet Software & Services	1.8
Paper Products	1.8
Drug Retail	1.8
Household Products	1.7
Biotechnology	1.7
Oil & Gas Exploration & Production	1.6
Apparel, Accessories & Luxury Goods	1.6
Restaurants	1.6
Diversified Metals & Mining	1.6
Apparel Retail	1.6
Movies & Entertainment	1.5
Advertising	1.5
General Merchandise Stores	1.5
Agricultural Products	1.5
Steel	1.5
Oil & Gas Drilling	1.4
Diversified Banks	1.4
Data Processing & Outsourced Services	1.4
Home Improvement Retail	1.4
Independent Power Producers & Energy Traders	1.4
Construction & Engineering	1.3
Hotels, Resorts & Cruise Lines	1.2
(continued on next page)

4

Summary of Investments by Industry Classification as of 9/30/09 (Unaudited)
(continued from previous page)

Communications Equipment	1.2
Household Appliances	0.9

Total Long-Term Investments	98.4
Total Repurchase Agreements	1.6

Total Investments	100.0
Other Assets in Excess of Liabilities	0.0	*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once

Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,370.22	$7.13
Hypothetical	1,000.00	1,019.05	6.07
(5% annual return before expenses)

Class B
Actual	1,000.00	1,365.66	11.56
Hypothetical	1,000.00	1,015.29	9.85
(5% annual return before expenses)

Class C
Actual	1,000.00	1,362.90	12.26
Hypothetical	1,000.00	1,014.69	10.45
(5% annual return before expenses)

Class I
Actual	1,000.00	1,371.49	5.65
Hypothetical	1,000.00	1,020.31	4.81
(5% annual return before expenses)

Class R
Actual	1,000.00	1,367.47	8.61
Hypothetical	1,000.00	1,017.80	7.33
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.95%, 2.01%, 0.95%,and 1.45%, for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that

9

approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

10

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 98.4%
Advertising 1.5%
Omnicom Group, Inc.	16,410	$606,185

Aerospace & Defense 4.6%
Boeing Co.	8,740	473,271
L-3 Communications Holdings, Inc.	5,210	418,467
Raytheon Co.	9,490	455,236
United Technologies Corp.	8,110	494,142

		1,841,116

Agricultural Products 1.5%
Bunge Ltd. (Bermuda)	9,340	584,777

Apparel, Accessories & Luxury Goods 1.6%
VF Corp.	8,820	638,833

Apparel Retail 1.6%
Gap, Inc.	29,440	630,016

Asset Management & Custody Banks 1.8%
State Street Corp.	13,970	734,822

Biotechnology 1.7%
Amgen, Inc. (a)	11,300	680,599

Communications Equipment 1.2%
Corning, Inc.	30,700	470,017

Computer Hardware 7.4%
Apple, Inc. (a)	5,280	978,754
Hewlett-Packard Co.	18,890	891,797
IBM Corp.	8,850	1,058,548

		2,929,099

Construction & Engineering 1.3%
Fluor Corp.	10,090	513,076

Data Processing & Outsourced Services 1.4%
Computer Sciences Corp. (a)	10,540	555,563

Diversified Banks 1.4%
Wells Fargo & Co.	19,760	556,837

Diversified Metals & Mining 1.6%
Freeport-McMoRan Copper & Gold, Inc. (a)	9,230	633,270

Drug Retail 1.8%
CVS Caremark Corp.	19,790	707,295

12
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

General Merchandise Stores 1.5%
Target Corp.	12,830	$598,904

Home Improvement Retail 1.4%
Sherwin-Williams Co.	9,130	549,261

Hotels, Resorts & Cruise Lines 1.2%
Royal Caribbean Cruises Ltd. (Liberia) (a)	20,700	498,456

Household Appliances 0.9%
Whirlpool Corp.	5,310	371,488

Household Products 1.7%
Kimberly-Clark Corp.	11,660	687,707

Independent Power Producers & Energy Traders 1.4%
NRG Energy, Inc. (a)	19,150	539,839

Industrial Conglomerates 2.8%
General Electric Co.	67,940	1,115,575

Integrated Oil & Gas 8.5%
Chevron Corp.	15,590	1,098,004
ConocoPhillips	17,040	769,526
Marathon Oil Corp.	19,860	633,534
Occidental Petroleum Corp.	11,540	904,736

		3,405,800

Integrated Telecommunication Services 2.4%
AT&T, Inc.	35,130	948,861

Internet Software & Services 1.8%
Google, Inc., Class A (a)	1,449	718,487

Investment Banking & Brokerage 2.2%
Goldman Sachs Group, Inc.	4,730	871,975

Life & Health Insurance 3.3%
Aflac, Inc.	14,050	600,497
MetLife, Inc.	18,940	721,046

		1,321,543

Managed Health Care 3.0%
UnitedHealth Group, Inc.	26,540	664,561
WellPoint, Inc. (a)	11,410	540,378

		1,204,939

Movies & Entertainment 1.5%
Walt Disney Co.	22,120	607,415

13
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Multi-Utilities 2.8%
Public Service Enterprise Group, Inc.	17,650	$554,916
Sempra Energy	11,410	568,332

		1,123,248

Oil & Gas Drilling 1.4%
Transocean Ltd. (Switzerland) (a)	6,670	570,485

Oil & Gas Exploration & Production 1.6%
Apache Corp.	7,120	653,830

Other Diversified Financial Services 3.0%
Bank of America Corp.	23,400	395,928
JPMorgan Chase & Co.	18,080	792,266

		1,188,194

Paper Products 1.8%
International Paper Co.	32,140	714,472

Pharmaceuticals 7.8%
Merck & Co., Inc.	22,800	721,164
Pfizer, Inc.	62,180	1,029,079
Schering-Plough Corp.	25,300	714,725
Watson Pharmaceuticals, Inc. (a)	17,200	630,208

		3,095,176

Property & Casualty Insurance 2.1%
ACE Ltd. (Switzerland) (a)	7,000	374,220
Travelers Cos., Inc.	9,060	446,024

		820,244

Railroads 1.9%
CSX Corp.	17,630	737,992

Restaurants 1.6%
McDonald’s Corp.	11,140	635,760

Steel 1.5%
United States Steel Corp.	13,100	581,247

Systems Software 4.7%
Microsoft Corp.	44,840	1,160,907
Oracle Corp.	34,120	711,061

		1,871,968

14
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Tobacco 4.2%
Altria Group, Inc.	41,430	$737,868
Philip Morris International, Inc.	19,550	952,867

		1,690,735

Total Long-Term Investments 98.4% (Cost $34,541,308)		39,205,106

Repurchase Agreements 1.6%
Banc of America Securities ($149,639 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $149,640)		149,639
JPMorgan Chase & Co. ($451,191 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $451,191)		451,191
State Street Bank & Trust Co. ($25,170 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $25,170)		25,170

Total Repurchase Agreements 1.6% (Cost $626,000)		626,000

Total Investments 100.0% (Cost $35,167,308)		39,831,106

Other Assets in Excess of Liabilities 0.0%		7,066

Net Assets 100.0%		$39,838,172

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

15
See Notes to Financial Statements

Van Kampen Core Equity Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Advertising	$606,185	$—	$—	$606,185
Aerospace & Defense	1,841,116	—	—	1,841,116
Agricultural Products	584,777	—	—	584,777
Apparel, Accessories & Luxury Goods	638,833	—	—	638,833
Apparel Retail	630,016	—	—	630,016
Asset Management & Custody Banks	734,822	—	—	734,822
Biotechnology	680,599	—	—	680,599
Communications Equipment	470,017	—	—	470,017
Computer Hardware	2,929,099	—	—	2,929,099
Construction & Engineering	513,076	—	—	513,076
Data Processing & Outsourced Services	555,563	—	—	555,563
Diversified Banks	556,837	—	—	556,837
Diversified Metals & Mining	633,270	—	—	633,270
Drug Retail	707,295	—	—	707,295
General Merchandise Stores	598,904	—	—	598,904
Home Improvement Retail	549,261	—	—	549,261
Hotels, Resorts & Cruise Lines	498,456	—	—	498,456
Household Appliances	371,488	—	—	371,488
Household Products	687,707	—	—	687,707
Independent Power Producers & Energy Traders	539,839	—	—	539,839
Industrial Conglomerates	1,115,575	—	—	1,115,575
Integrated Oil & Gas	3,405,800	—	—	3,405,800
Integrated Telecommunication Services	948,861	—	—	948,861
Internet Software & Services	718,487	—	—	718,487
Investment Banking & Brokerage	871,975	—	—	871,975
Life & Health Insurance	1,321,543	—	—	1,321,543
Managed Health Care	1,204,939	—	—	1,204,939
Movies & Entertainment	607,415	—	—	607,415
Multi-Utilities	1,123,248	—	—	1,123,248
Oil & Gas Drilling	570,485	—	—	570,485
Oil & Gas Exploration & Production	653,830	—	—	653,830
Other Diversified Financial Services	1,188,194	—	—	1,188,194
Paper Products	714,472	—	—	714,472
Pharmaceuticals	3,095,176	—	—	3,095,176
Property & Casualty Insurance	820,244	—	—	820,244
Railroads	737,992	—	—	737,992
Restaurants	635,760	—	—	635,760
Steel	581,247	—	—	581,247
Systems Software	1,871,968	—	—	1,871,968
Tobacco	1,690,735	—	—	1,690,735
Repurchase Agreements	—	626,000	—	626,000

Total Investments in an Asset Position	$39,205,106	$626,000	$—	$39,831,106

16
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $35,167,308)	$39,831,106
Cash	168
Receivables:
Dividends	63,420
Fund Shares Sold	38,432
Other	13,237

Total Assets	39,946,363

Liabilities:
Payables:
Distributor and Affiliates	19,173
Fund Shares Repurchased	12,531
Investment Advisory Fee	1,442
Trustees’ Deferred Compensation and Retirement Plans	26,811
Accrued Expenses	48,234

Total Liabilities	108,191

Net Assets	$39,838,172

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$41,963,292
Net Unrealized Appreciation	4,663,798
Accumulated Undistributed Net Investment Income	340,879
Accumulated Net Realized Loss	(7,129,797)

Net Assets	$39,838,172

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $8,355,616 and 1,226,736 shares of beneficial interest issued and outstanding)	$6.81
Maximum sales charge (5.75%* of offering price)	0.42

Maximum offering price to public	$7.23

Class B Shares:
Net asset value and offering price per share (Based on net assets of $746,058 and 110,382 shares of beneficial interest issued and outstanding)	$6.76

Class C Shares:
Net asset value and offering price per share (Based on net assets of $613,046 and 90,676 shares of beneficial interest issued and outstanding)	$6.76

Class I Shares:
Net asset value and offering price per share (Based on net assets of $30,055,303 and 4,400,466 shares of beneficial interest issued and outstanding)	$6.83

Class R Shares:
Net asset value and offering price per share (Based on net assets of $68,149 and 10,000 shares of beneficial interest issued and outstanding)	$6.81

*	On sales of $50,000 or more, the sales charge will be reduced

17
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$383,979
Interest	530

Total Income	384,509

Expenses:
Investment Advisory Fee	114,246
Registration Fees	32,765
Accounting and Administrative Expenses	28,372
Professional Fees	25,931
Transfer Agent Fees	25,159
Reports to Shareholders	18,041
Distribution (12b-1) and Service Fees
Class A	8,714
Class B	3,184
Class C	3,194
Class R	152
Trustees’ Fees and Related Expenses	9,773
Custody	4,328
Other	6,448

Total Expenses	280,307
Expense Reduction	98,071
Less Credits Earned on Cash Balances	11

Net Expenses	182,225

Net Investment Income	$202,284

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(564,414)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(6,328,666)
End of the Period	4,663,798

Net Unrealized Appreciation During the Period	10,992,464

Net Realized and Unrealized Gain	$10,428,050

Net Increase in Net Assets From Operations	$10,630,334

18
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	September 30, 2009	March 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$202,284	$389,093
Net Realized Loss	(564,414)	(6,335,505)
Net Unrealized Appreciation/Depreciation During the Period	10,992,464	(5,078,755)

Change in Net Assets from Operations	10,630,334	(11,025,167)

Distributions from Net Investment Income:
Class A Shares	-0-	(26,778)
Class B Shares	-0-	(1,659)
Class C Shares	-0-	-0-
Class I Shares	-0-	(246,199)
Class R Shares	-0-	(25)

Total Distributions	-0-	(274,661)

Net Change in Net Assets from Investment Activities	10,630,334	(11,299,828)

From Capital Transactions:
Proceeds from Shares Sold	7,031,235	40,384,822
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	231,688
Cost of Shares Repurchased	(5,421,083)	(14,399,072)

Net Change in Net Assets from Capital Transactions	1,610,152	26,217,438

Total Increase in Net Assets	12,240,486	14,917,610
Net Assets:
Beginning of the Period	27,597,686	12,680,076

End of the Period (Including accumulated undistributed net investment income of $340,879 and $138,595, respectively)	$39,838,172	$27,597,686

19
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year	August 27, 2007
	Ended	Ended	(Commencement
	September 30,	March 31,	of Operations) to
Class A Shares	2009	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.97	$8.91	$10.00

Net Investment Income (a)	0.03	0.09	0.06
Net Realized and Unrealized Gain/Loss	1.81	(4.00)	(1.01)

Total from Investment Operations	1.84	(3.91)	(0.95)

Less:
Distributions from Net Investment Income	-0-	0.03	0.11
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	-0-	0.03	0.14

Net Asset Value, End of the Period	$6.81	$4.97	$8.91

Total Return* (b)	37.02% **	–43.89%	–9.69% **
Net Assets at End of the Period (In millions)	$8.4	$4.4	$3.4
Ratio of Expenses to Average Net Assets*	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets*	0.99%	1.47%	1.11%
Portfolio Turnover	22% **	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.76%	3.34%	4.14%
Ratio of Net Investment Income/Loss to Average Net Assets	0.43%	(0.67% )	(1.83% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year	August 27, 2007
	Ended	Ended	(Commencement
	September 30,	March 31,	of Operations) to
Class B Shares	2009	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.95	$8.92	$10.00

Net Investment Income (a)	0.01	0.05	0.05
Net Realized and Unrealized Gain/Loss	1.80	(4.00)	(1.01)

Total from Investment Operations	1.81	(3.95)	(0.96)

Less:
Distributions from Net Investment Income	-0-	0.02	0.09
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	-0-	0.02	0.12

Net Asset Value, End of the Period	$6.76	$4.95	$8.92

Total Return* (b)	36.57% **	–44.35%	–9.79%	(c)**
Net Assets at End of the Period (In millions)	$0.7	$0.5	$0.2
Ratio of Expenses to Average Net Assets*	1.95%	1.97%	1.38%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.23%	0.75%	0.95%	(c)
Portfolio Turnover	22% **	66%	14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.54%	4.13%	4.53%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.36% )	(1.41% )	(2.20%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

21
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		Year		August 27, 2007
	Ended		Ended		(Commencement
	September 30,		March 31,		of Operations) to
Class C Shares	2009		2009		March 31, 2008

Net Asset Value, Beginning of the Period	$4.96		$8.90		$10.00

Net Investment Income (a)	0.00	(d)	0.05		0.04
Net Realized and Unrealized Gain/Loss	1.80		(3.99)		(1.02)

Total from Investment Operations	1.80		(3.94)		(0.98)

Less:
Distributions from Net Investment Income	-0-		-0-		0.09
Distributions from Net Realized Gain	-0-		-0-		0.03

Total Distributions	-0-		-0-		0.12

Net Asset Value, End of the Period	$6.76		$4.96		$8.90

Total Return* (b)	36.29%	**	–44.27%	(c)	–9.96%	(c)**
Net Assets at End of the Period (In millions)	$0.6		$0.5		$0.4
Ratio of Expenses to Average Net Assets*	2.01%		1.90%	(c)	1.74%	(c)
Ratio of Net Investment Income to Average Net Assets*	0.16%		0.74%	(c)	0.66%	(c)
Portfolio Turnover	22%	**	66%		14%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.59%		4.00%	(c)	4.79%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.42%	)	(1.36%	)(c)	(2.39%	)(c)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Note 5).

(d)	Amount is less than $0.01.

22
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year	August 27, 2007
	Ended	Ended	(Commencement
	September 30,	March 31,	of Operations) to
Class I Shares	2009	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.98	$8.92	$10.00

Net Investment Income (a)	0.04	0.12	0.08
Net Realized and Unrealized Gain/Loss	1.81	(4.02)	(1.02)

Total from Investment Operations	1.85	(3.90)	(0.94)

Less:
Distributions from Net Investment Income	-0-	0.04	0.11
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	-0-	0.04	0.14

Net Asset Value, End of the Period	$6.83	$4.98	$8.92

Total Return* (b)	37.15% **	–43.75%	–9.57% **
Net Assets at End of the Period (In millions)	$30.1	$22.1	$8.7
Ratio of Expenses to Average Net Assets*	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets*	1.24%	2.02%	1.35%
Portfolio Turnover	22% **	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.51%	2.44%	4.11%
Ratio of Net Investment Income/Loss to Average Net Assets	0.68%	0.53%	(1.81% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

23
See Notes to Financial Statements

Van Kampen Core Equity Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	Year	August 27, 2007
	Ended	Ended	(Commencement
	September 30,	March 31,	of Operations) to
Class R Shares	2009	2009	March 31, 2008

Net Asset Value, Beginning of the Period	$4.98	$8.91	$10.00

Net Investment Income (a)	0.02	0.07	0.05
Net Realized and Unrealized Gain/Loss	1.81	(4.00)	(1.01)

Total from Investment Operations	1.83	(3.93)	(0.96)

Less:
Distributions from Net Investment Income	-0-	-0- (c)	0.10
Distributions from Net Realized Gain	-0-	-0-	0.03

Total Distributions	-0-	-0-	0.13

Net Asset Value, End of the Period	$6.81	$4.98	$8.91

Total Return* (b)	36.75% **	–44.08%	–9.80% **
Net Assets at End of the Period (In millions)	$0.1	$0.1	$0.1
Ratio of Expenses to Average Net Assets*	1.45%	1.45%	1.45%
Ratio of Net Investment Income to Average Net Assets*	0.73%	1.03%	0.85%
Portfolio Turnover	22% **	66%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.01%	4.09%	4.61%
Ratio of Net Investment Income/Loss to Average Net Assets	0.17%	(1.61% )	(2.31% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01.

24
See Notes to Financial Statements

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Core Equity Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth and income. The Fund invests primarily in equity securities of large capitalization companies that the investment adviser believes are undervalued and have strong earnings momentum and relative strength. The Fund commenced investment operations on August 27, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund’s financial statements.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

25

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would required recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. The tax year ended March 31, 2009 remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such

26

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

losses against future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carryforward for tax purpose of $960,276, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$35,316,912

Gross tax unrealized appreciation	5,871,935
Gross tax unrealized depreciation	(1,357,741)

Net tax unrealized appreciation on investments	$4,514,194

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended March 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$274,661

As of March 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$159,674

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the six months ended September 30, 2009, the Fund’s custody fee was reduced by $11 as a result of credits earned on cash balances.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.65%
Next $1.5 billion	.60%
Over $2.5 billion	.55%

27

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.20%, 1.95%, 2.01%, 0.95% and 1.45% for Classes A, B, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2009, the Adviser waived or reimbursed approximately $98,100 of advisory fees or other expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $21,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $20,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $12,500 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $3,600 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $300. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class R.

28

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended September 30, 2009 and year ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	573,452	$3,312,852	1,152,806	$6,951,982
Class B	28,090	163,074	141,873	928,123
Class C	14,777	86,767	183,737	1,178,458
Class I	588,844	3,468,542	5,402,879	31,326,259
Class R	-0-	-0-	-0-	-0-

Total Sales	1,205,163	$7,031,235	6,881,295	$40,384,822

Dividend Reinvestment:
Class A	-0-	$-0-	4,512	$24,774
Class B	-0-	-0-	264	1,447
Class C	-0-	-0-	-0-	-0-
Class I	-0-	-0-	37,426	205,467
Class R	-0-	-0-	-0-	-0-

Total Dividend Reinvestment	-0-	$-0-	42,202	$231,688

Repurchases:
Class A	(232,629)	$(1,400,782)	(647,557)	$(3,987,742)
Class B	(19,419)	(110,613)	(58,501)	(322,823)
Class C	(23,355)	(138,114)	(127,752)	(815,127)
Class I	(634,824)	(3,771,574)	(1,968,081)	(9,273,380)
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(910,227)	$(5,421,083)	(2,801,891)	$(14,399,072)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,393,556 and $7,527,393, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $3,700 and $900 for Class B and Class C

29

Van Kampen Core Equity Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

30

Van Kampen Core Equity Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
 Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Your Notes

Your Notes

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Core Equity Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

143, 243, 343, 643, 543
CEFSAN 11/09
IU09-04911P-Y09/09

SEMIANNUAL REPORT

September 30, 2009

MUTUAL FUNDS Van Kampen Global Growth Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Global Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of September 30, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 9/30/09 (Unaudited)

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 5/30/08		since 5/30/08		since 5/30/08		since 5/30/08	since 5/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–11.52%	–15.36%	–11.84%	–14.49%	–11.45%	–11.45%	–11.37%	–11.84%

1-year	20.77	13.81	20.37	15.37	20.91	19.91	21.05	20.37

6-month	67.46	57.81	67.00	62.00	67.32	66.32	67.52	67.00

Gross Expense Ratios	13.43%		13.08%		12.85%		12.66%	13.15%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the Fund’s fiscal year end. Expense ratios are as of each fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown, Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1 million, (ii) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1 million, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 45 country indices comprising 23 developed and 22 emerging market indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the six-month period ended September 30, 2009

Market Conditions

A backdrop of liquidity and low interest rates, applied by central banks and governments around the world in response to the credit crisis, propelled global markets to strong returns in the six months ended September 30, 2009. The markets and sectors with the weakest performance during the downturn were those that outperformed in the rally. Notably, the emerging markets and cyclical sectors (that is, those with greater economic sensitivity) posted the strongest gains. European markets also rose, with relatively modest gains in the second quarter of 2009 followed by stronger returns in the third quarter as investors became more optimistic about an economic recovery. Japan was among the best performing developed markets early in the rally, but in the third quarter political noise and the strengthening yen dampened its advance.

In 2009, we saw a large rebound in performance compared to last year. The market has continued to differentiate on fundamentals, and our higher quality names have benefited.

Performance Analysis

All share classes of Van Kampen Global Growth Fund outperformed the MSCI All Country World Growth Index (the “Index”) for the six months ended September 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended September 30, 2009

					MSCI All Country
Class A	Class B	Class C	Class I	Class R	World Growth Index

67.46%	67.00%	67.32%	67.52%	67.00%	39.12%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund outperformed the Index during the period primarily driven by these three areas:

•	Stock selection in consumer discretionary by far had the largest positive effect on relative performance, despite the slightly negative impact of an overweight in the sector. Within the sector, a position in the consumer durables and apparel industry was the leading contributor.

•	Both stock selection and an overweight in industrials also outperformed the Index, driven by exposure to the transportation industry.

2

•	In the health care sector, both an underweight position and stock selection were positive contributors, largely due to the health care equipment and services industry.

Although the Fund outperformed the Index during the period, there were other areas that were detrimental to overall performance:

•	The largest detractor from relative performance was materials, where weak stock selection offset the positive influence an underweight in the sector.

•	An underweight in energy also hampered relative gains, despite the modestly positive contribution from stock selection there.

Market Outlook

In our view, the market seems to be stabilizing but there is little visibility. We remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage, and balance sheet strength.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 9/30/09 (Unaudited)

Brookfield Incorporacoes SA	6.5%
ARUZE Corp.	6.3
China Merchants Holdings International Co., Ltd.	5.3
DSV A/S	5.0
New Oriental Education & Technology Group, Inc.—ADR	4.9
Apple, Inc.	4.0
Minth Group Ltd.	3.9
Monsanto Co.	3.9
Baidu, Inc.—ADR	3.4
Brookfield Asset Management, Inc., Class A	3.3

Summary of Investments by Country Classification as of 9/30/09 (Unaudited)

United States	26.5%
Cayman Islands	20.9
Brazil	10.4
Japan	7.3
Canada	5.8
China	5.3
Denmark	5.0
United Kingdom	4.8
India	2.5
Germany	1.9
Mexico	1.7
Switzerland	1.5

Total Long-Term Investments	93.6
Total Repurchase Agreements	9.4

Total Investments	103.0
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(3.0)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/09 - 9/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	4/1/09	9/30/09	4/1/09-9/30/09

Class A
Actual	$1,000.00	$1,674.56	$10.06
Hypothetical	1,000.00	1,017.55	7.59
(5% annual return before expenses)
Class B
Actual	1,000.00	1,669.96	14.99
Hypothetical	1,000.00	1,013.84	11.31
(5% annual return before expenses)
Class C
Actual	1,000.00	1,673.23	10.39
Hypothetical	1,000.00	1,017.30	7.84
(5% annual return before expenses)
Class I
Actual	1,000.00	1,675.20	8.38
Hypothetical	1,000.00	1,018.80	6.33
(5% annual return before expenses)
Class R
Actual	1,000.00	1,669.96	11.71
Hypothetical	1,000.00	1,016.29	8.85
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.24%, 1.55%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 93.6%
Brazil 10.4%
BM&F BOVESPA SA	30,367	$223,862
Brookfield Incorporacoes SA	149,887	654,000
Companhia Brasileira de Meios de Pagamento	16,464	163,376

		1,041,238

Canada 5.8%
Brookfield Asset Management, Inc., Class A	14,666	333,065
Ultra Petroleum Corp. (a)	4,972	243,429

		576,494

Cayman Islands 20.9%
Baidu, Inc.—ADR (a)	882	344,906
Ctrip.com International Ltd.—ADR (a)	3,383	198,887
Greenlight Capital Re Ltd., Class A (a)	11,268	211,838
Mindray Medical International Ltd., Class A—ADR	8,729	284,915
Minth Group Ltd.	433,800	389,578
New Oriental Education & Technology Group, Inc. — ADR (a)	6,090	489,940
Tencent Holdings Ltd.	10,600	172,471

		2,092,535

China 5.3%
China Merchants Holdings International Co., Ltd.	159,615	529,301

Denmark 5.0%
DSV A/S (a)	28,188	502,580

Germany 1.9%
BASF SE	3,680	194,995

India 2.5%
ICICI Bank Ltd.—ADR	6,442	248,403

Japan 7.3%
ARUZE Corp.	38,400	628,414
Nintendo Co., Ltd.	400	102,490

		730,904

Mexico 1.7%
Cemex SAB de CV—ADR (a)	12,842	165,919

Switzerland 1.5%
Panalpina Welttransport Holding AG	1,848	152,648

United Kingdom 4.8%
British American Tobacco PLC—ADR	2,629	166,284
Diageo PLC—ADR	5,149	316,612

		482,896

United States 26.5%
Amazon.com, Inc. (a)	3,291	307,248
American Express Co.	3,250	110,175

8
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

United States (Continued)
Apple, Inc. (a)	2,134	$395,579
Cisco Systems, Inc. (a)	4,838	113,886
Corning, Inc.	12,115	185,481
Google, Inc., Class A (a)	662	328,253
MasterCard, Inc., Class A	1,344	271,689
Monsanto Co.	5,017	388,316
Omnicom Group, Inc.	6,053	223,598
Philip Morris International, Inc.	3,686	179,656
Procter & Gamble Co.	2,589	149,955

		2,653,836

Total Long-Term Investments 93.6% (Cost $8,866,031)		9,371,749

Repurchase Agreements 9.4%
Banc of America Securities ($223,742 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.04%, dated 09/30/09, to be sold on 10/01/09 at $223,742)		223,742
JPMorgan Chase & Co. ($674,624 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 09/30/09, to be sold on 10/01/09 at $674,625)		674,624
State Street Bank & Trust Co. ($37,634 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 09/30/09, to be sold on 10/01/09 at $37,634)		37,634

Total Repurchase Agreements 9.4% (Cost $936,000)		936,000

Total Investments 103.0% (Cost $9,802,031)		10,307,749

Foreign Currency 0.0% (Cost $8)		8

Liabilities in Excess of Other Assets (3.0%)		(296,479)

Net Assets 100.0%		$10,011,278

9
See Notes to Financial Statements

Van Kampen Global Growth Fund
Portfolio of Investments  ■  September 30, 2009 (Unaudited)  continued

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other
		Significant	Significant		Percent
	Quoted	Observable	Unobservable		of Net
Investment	Prices	Inputs	Inputs	Total	Assets*

Investments in an Asset Position
Common Stocks
Advertising	$223,598	$—	$—	$223,598	2.2%
Air Freight & Logistics	152,648	—	—	152,648	1.5
Auto Parts & Equipment	389,578	—	—	389,578	3.9
Communications Equipment	299,367	—	—	299,367	3.0
Computer Hardware	395,580	—	—	395,580	4.0
Construction Materials	165,919	—	—	165,919	1.7
Consumer Finance	110,175	—	—	110,175	1.1
Data Processing & Outsourced Services	435,066	—	—	435,066	4.3
Distillers & Vintners	316,612	—	—	316,612	3.2
Diversified Banks	248,403	—	—	248,403	2.5
Diversified Chemicals	194,995	—	—	194,995	1.9
Education Services	489,940	—	—	489,940	4.9
Fertilizers & Agricultural Chemicals	388,316	—	—	388,316	3.9
Health Care Equipment	284,915	—	—	284,915	2.8
Home Entertainment Software	102,490	—	—	102,490	1.0
Hotels, Resorts & Cruise Lines	198,887	—	—	198,887	2.0
Household Products	149,955	—	—	149,955	1.5
Internet Retail	307,248	—	—	307,248	3.1
Internet Software & Services	845,630	—	—	845,630	8.4
Leisure Products	628,414	—	—	628,414	6.3
Marine Ports & Services	529,300	—	—	529,300	5.3
Oil & Gas Exploration & Production	243,429	—	—	243,429	2.4
Other Diversified Financial Services	223,861	—	—	223,861	2.2
Real Estate Management & Development	987,065	—	—	987,065	9.9
Reinsurance	211,838	—	—	211,838	2.1
Tobacco	345,940	—	—	345,940	3.5
Trucking	502,580	—	—	502,580	5.0
Repurchase Agreements	—	936,000	—	936,000	9.4

Total Investments in an Asset Position	$9,371,749	$936,000	$—	$10,307,749	103%

10
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Total Investments (Cost $9,802,031)	$10,307,749
Foreign Currency (Cost $8)	8
Cash	777
Receivables:
Fund Shares Sold	136,361
Investments Sold	51,277
Dividends	20,327
Expense Reimbursement from Adviser	10,410
Other	15,036

Total Assets	10,541,945

Liabilities:
Payables:
Investments Purchased	410,934
Fund Shares Repurchased	37,678
Distributor and Affiliates	7,839
Trustees’ Deferred Compensation and Retirement Plans	15,557
Accrued Expenses	58,659

Total Liabilities	530,667

Net Assets	$10,011,278

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$9,931,561
Net Unrealized Appreciation	505,409
Accumulated Undistributed Net Investment Income	36,970
Accumulated Net Realized Loss	(462,662)

Net Assets	$10,011,278

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $4,055,749 and 477,973 shares of beneficial interest issued and outstanding)	$8.49
Maximum sales charge (5.75%* of offering price)	0.52

Maximum offering price to public	$9.01

Class B Shares:
Net asset value and offering price per share (Based on net assets of $683,580 and 80,856 shares of beneficial interest issued and outstanding)	$8.45

Class C Shares:
Net asset value and offering price per share (Based on net assets of $377,422 and 44,423 shares of beneficial interest issued and outstanding)	$8.50

Class I Shares:
Net asset value and offering price per share (Based on net assets of $4,788,893 and 562,784 shares of beneficial interest issued and outstanding)	$8.51

Class R Shares:
Net asset value and offering price per share (Based on net assets of $105,634 and 12,498 shares of beneficial interest issued and outstanding)	$8.45

*	On sales of $50,000 or more, the sales charge will be reduced.

11
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $1,737)	$52,690
Interest	368

Total Income	53,058

Expenses:
Registration Fees	65,484
Offering Costs	31,725
Professional Fees	28,067
Investment Advisory Fee	26,438
Accounting and Administrative Expenses	22,228
Reports to Shareholders	13,414
Transfer Agent Fees	7,474
Trustees’ Fees and Related Expenses	7,100
Custody	5,103
Distribution (12b-1) and Service Fees
Class A	2,340
Class B	1,613
Class C	332
Class R	185
Other	10,815

Total Expenses	222,318
Expense Reduction	181,128

Net Expenses	41,190

Net Investment Income	$11,868

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(34,104)
Foreign Currency Transactions	15

Net Realized Loss	(34,089)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(2,193,696)

End of the Period:
Investments	505,718
Foreign Currency Translation	(309)

505,409

Net Unrealized Appreciation During the Period	2,699,105

Net Realized and Unrealized Gain	$2,665,016

Net Increase in Net Assets From Operations	$2,676,884

12
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

		For the Period
		May 30, 2008
	For The	(Commencement of
	Six Months Ended	Operations) to
	September 30, 2009	March 31, 2009

From Investment Activities:
Net Investment Income/Loss	$11,868	$(11,043)
Net Realized Loss	(34,089)	(434,938)
Net Unrealized Appreciation/Depreciation During the Period	2,699,105	(2,193,696)

Net Change in Net Assets from Investment Activities	2,676,884	(2,639,677)

From Capital Transactions:
Proceeds from Shares Sold	4,836,058	5,824,108
Cost of Shares Repurchased	(460,241)	(225,854)

Net Change in Net Assets from Capital Transactions	4,375,817	5,598,254

Total Increase in Net Assets	7,052,701	2,958,577
Net Assets:
Beginning of the Period	2,958,577	-0-

End of the Period (Including accumulated undistributed net investment income of $36,970 and $25,102, respectively)	$10,011,278	$2,958,577

13
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	May 30, 2008
	Ended	(Commencement of
	September 30,	Operations) to
Class A Shares	2009	March 31, 2009

Net Asset Value, Beginning of the Period	$5.07	$10.00

Net Investment Income/Loss (a)	0.01	(0.03)
Net Realized and Unrealized Gain/Loss	3.41	(4.90)

Total from Investment Operations	3.42	(4.93)

Net Asset Value, End of the Period	$8.49	$5.07

Total Return* (b)	67.46% **	–49.30%	**
Net Assets at End of the Period (In millions)	$4.1	$0.4
Ratio of Expenses to Average Net Assets*	1.50%	1.50%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.18%	(0.57%	)
Portfolio Turnover	5% **	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	6.42%	13.43%
Ratio of Net Investment Loss to Average Net Assets	(4.74% )	(12.50%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		May 30, 2008
	Ended		(Commencement of
	September 30,		Operations) to
Class B Shares	2009		March 31, 2009

Net Asset Value, Beginning of the Period	$5.06		$10.00

Net Investment Loss (a)	(0.02)		(0.03)
Net Realized and Unrealized Gain/Loss	3.41		(4.91)

Total from Investment Operations	3.39		(4.94)

Net Asset Value, End of the Period	$8.45		$5.06

Total Return* (b)	67.00%	(c)**	–49.40%	(c)**
Net Assets at End of the Period (In millions)	$0.7		$0.1
Ratio of Expenses to Average Net Assets*	2.24%	(c)	1.56%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.65%	)(c)	(0.63%	)(c)
Portfolio Turnover	5%	**	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	7.10%	(c)	13.08%	(c)
Ratio of Net Investment Loss to Average Net Assets	(5.51%	)(c)	(12.15%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

15
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		May 30, 2008
	Ended		(Commencement of
	September 30,		Operations) to
Class C Shares	2009		March 31, 2009

Net Asset Value, Beginning of the Period	$5.08		$10.00

Net Investment Income/Loss (a)	0.01		(0.02)
Net Realized and Unrealized Gain/Loss	3.41		(4.90)

Total from Investment Operations	3.42		(4.92)

Net Asset Value, End of the Period	$8.50		$5.08

Total Return* (b)	67.32%(c	)**	–49.20%	(c)**
Net Assets at End of the Period (In millions)	$0.4		$0.1
Ratio of Expenses to Average Net Assets*	1.55%(c	)	1.31%	(c)
Ratio of Net Investment Income/Loss to Average Net Assets*	0.19%(c	)	(0.39%	)(c)
Portfolio Turnover	5%	**	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	7.39%	(c)	12.85%	(c)
Ratio of Net Investment Loss to Average Net Assets	(5.65%	)(c)	(11.93%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

16
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months	May 30, 2008
	Ended	(Commencement of
	September 30,	Operations) to
Class I Shares	2009	March 31, 2009

Net Asset Value, Beginning of the Period	$5.08	$10.00

Net Investment Income/Loss (a)	0.02	(0.02)
Net Realized and Unrealized Gain/Loss	3.41	(4.90)

Total from Investment Operations	3.43	(4.92)

Net Asset Value, End of the Period	$8.51	$5.08

Total Return* (b)	67.52% **	–49.20%	**
Net Assets at End of the Period (In millions)	$4.8	$2.3
Ratio of Expenses to Average Net Assets*	1.25%	1.25%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.65%	(0.34%	)
Portfolio Turnover	5% **	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	8.23%	12.66%
Ratio of Net Investment Loss to Average Net Assets	(6.33% )	(11.75%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17
See Notes to Financial Statements

Van Kampen Global Growth Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months		May 30, 2008
	Ended		(Commencement of
	September 30,		Operations) to
Class R Shares	2009		March 31, 2009

Net Asset Value, Beginning of the Period	$5.06		$10.00

Net Investment Income/Loss (a)	0.00	(b)	(0.05)
Net Realized and Unrealized Gain/Loss	3.39		(4.89)

Total from Investment Operations	3.39		(4.94)

Net Asset Value, End of the Period	$8.45		$5.06

Total Return* (c)	67.00%	**	–49.40%	**
Net Assets at End of the Period (In millions)	$0.1		$0.1
Ratio of Expenses to Average Net Assets*	1.75%		1.75%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.14%		(0.84%	)
Portfolio Turnover	5%	**	32%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	8.69%		13.15%
Ratio of Net Investment Loss to Average Net Assets	(6.80%	)	(12.24%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01.

(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18
See Notes to Financial Statements

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Global Growth Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities on a global basis. The Fund commenced investment operations on May 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

19

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund may be

20

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The tax year ended March 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2009, the Fund had an accumulated capital loss carry forward for tax purposes of $213,139, which will expire on March 31, 2017.
At September 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$9,816,164

Gross tax unrealized appreciation	1,505,203
Gross tax unrealized depreciation	(1,013,618)

Net tax unrealized appreciation on investments	$491,585

F. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no taxable distributions paid during the period ended March 31, 2009.
As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$36,249

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

21

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through November 20, 2009, the date the financial statements were effectively issued. Management has determined that, other than the event described in Note 7, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.90%
Next $750 million	0.85%
Over $1.5 billion	0.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.50%, 2.24%, 1.55%, 1.25%, and 1.75% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended September 30, 2009, the Adviser waived or reimbursed approximately $181,100 of advisory fees or other expenses.
For the six months ended September 30, 2009, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $20,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2009, the Fund recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

22

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $8,200 are included in “Other” assets on the Statement of Assets and Liabilities at September 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended September 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., an affiliate of the Adviser, totaling $171.
For the six months ended September 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $3,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $800. Sales charges do not represent expenses of the Fund.
At September 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the six months ended September 30, 2009 and the period ended March 31, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Period Ended
	September 30, 2009		March 31, 2009
	Shares	Value	Shares	Value

Sales:
Class A	438,588	$3,193,943	128,527	$877,729
Class B	77,244	566,468	16,770	135,324
Class C	34,833	238,740	12,128	111,055
Class I	102,784	817,297	460,000	4,600,000
Class R	2,498	19,610	10,000	100,000

Total Sales	655,947	$4,836,058	627,425	$5,824,108

Repurchases:
Class A	(45,249)	$(340,706)	(43,893)	$(223,041)
Class B	(12,680)	(98,689)	(478)	(2,813)
Class C	(2,538)	(20,846)	-0-	-0-
Class I	-0-	-0-	-0-	-0-
Class R	-0-	-0-	-0-	-0-

Total Repurchases	(60,467)	$(460,241)	(44,371)	$(225,854)

23

Van Kampen Global Growth Fund
Notes to Financial Statements  ■  September 30, 2009 (Unaudited)  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,194,668 and $279,171, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $6,500 and $-0- for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

24

Van Kampen Global Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Global Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

55, 155, 255, 660, 517
GGSAN 11/09
IU09-04959P-Y09/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Equity Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: November 19, 2009
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: November 19, 2009